[CONFORMED COPY]


                           LOAN AND SECURITY AGREEMENT


PREAMBLE. THIS LOAN AND SECURITY AGREEMENT (as it may be amended or modified from time to time, and together with all riders, schedules and exhibits attached hereto, or incorporated by reference herein, this "AGREEMENT") is made by UPS CAPITAL GLOBAL TRADE FINANCE CORPORATION, a Delaware corporation ("LENDER") with each undersigned "Borrower" (as more particularly defined below, "BORROWER") as of the "Closing Date" specified in the Transaction Data Schedule defined below (the "CLOSING DATE"), for the purpose of evidencing the terms and conditions on which Lender will extend financing to Borrower.

         NOW, THEREFORE, to induce Lender to extend the financing provided for herein, and for other good and valuable consideration, the sufficiency and receipt of which are mutually acknowledged, Borrower agrees with Lender as follows:

     1. DEFINITIONS, TERMS AND REFERENCES

          1.1. CERTAIN DEFINITIONS. In addition to such other terms as elsewhere defined herein, as used in this Agreement and in any Exhibit or Schedule attached hereto, the following terms shall have the following meanings:

         "ACCOUNTS RECEIVABLE COLLATERAL" shall mean and include all accounts, accounts receivable, contract rights, instruments, investment property, chattel paper and general intangibles in the nature of payment obligations owing to Borrower, including, without limitation, all rights of Borrower to payment for goods sold or leased, or to be sold or to be leased, or for services rendered or to be rendered, howsoever evidenced or incurred, together with all returned or repossessed goods and all books, records, computer tapes, programs and ledger books arising therefrom or relating thereto, all whether now owned or hereafter acquired and howsoever arising.

         "ACCOUNT DEBTOR" shall mean any Person who is obligated on any of the Accounts Receivable Collateral or otherwise is obligated as a purchaser or lessee of any of the Inventory Collateral.

         "ADVANCE" shall mean an advance of borrowed funds made by Lender to Borrower under the Line of Credit. The term "Advance" shall also include the amount of any outstanding Letter of Credit opened pursuant to the Letter of Credit Rider.

         "AFFILIATE" shall mean, with respect to any Person, any other Person Controlling, Controlled by or under common Control with such Person, and any Subsidiary, shareholder, partner, member, director, manager, officer or employee of such Person.

         "AGREEMENT" shall mean this Loan and Security Agreement, as it may be modified, amended or supplemented from time to time; together with any and all schedules or exhibits attached hereto.

         "APPLICABLE MARGIN" shall have the meaning specified for such term in the Transaction Data Schedule.

         "APPLICABLE RATE" shall mean the Base Rate PLUS the Applicable Margin.

         "ASSIGNMENT OF CLAIMS ACT" shall mean the federal Assignment of Claims Act of 1940, as it may be amended from time to time; together with all regulations promulgated from time to time in respect thereof.

         "BALANCES COLLATERAL" shall mean all cash or other property of Borrower which may be left with Lender or in Lender's possession, custody or control now or at any time hereafter, including any escrow deposits, security deposits or earnest money. The foregoing term shall include funds from time to time on deposit in any Lockbox Account.


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         "BANKRUPTCY CODE" shall mean Title 11 of the United States Code, as it may be amended from time to time.

         "BASE RATE" shall mean the interest rate published under the "MONEY RATES" section of The Wall Street Journal (on each day on which it is published) as the "prime rate" on such day, as such rate may change from time to time; PROVIDED, HOWEVER, that if The Wall Street Journal shall cease to publish such rate (or itself to be published) then, the "Base Rate" shall be the highest among the prime, base or equivalent rates then publicly announced by Bank of America, N.A., Chase Manhattan Bank and First Union National Bank (or their respective successors-in-interest).

         "BOOKED COST," in respect of Inventory Collateral, shall mean the inventory cost accounting method employed by Borrower as of the Closing Date; E.G., FIFO.

         "BORROWER" shall mean each undersigned Person designated as "BORROWER" on the signature page(s) to this Agreement, as each is described more particularly on the Borrower Information Schedule. If more than one Person is so identified and described, then, the term "BORROWER" shall mean each Person, jointly and severally.

         "BORROWER AGENT" shall mean Tag-It Pacific, Inc., a Delaware corporation, acting in such capacity for itself and each other Person identified as "Borrower" in this Agreement and any other Loan Document.

         "BORROWER INFORMATION SCHEDULE" shall mean SCHEDULE "1" attached hereto, as it may be modified or amended from time to time by mutual assent of the parties hereto.

         "BORROWING BASE" shall have the meaning specified for such term in the Transaction Data Schedule.

         "BORROWING BASE CERTIFICATE" shall mean a certificate submitted by Borrower Agent to Lender demonstrating compliance with the Borrowing Base Requirement, which report shall be substantially in the form of EXHIBIT "A".

         "BORROWING BASE REQUIREMENT" shall have the meaning ascribed to such term in Section 2.1.1.

         "BORROWINGS" shall mean total Advances outstanding from time to time.

         "BUSINESS DAY" shall mean a day on which Lender is open for the conduct of its business at its principal office in Atlanta, Georgia.

         "CLEARING BANK" shall have the meaning given to such term in Section 2.3.4.

         "COLLATERAL" shall mean the property, or interests in property, of Borrower described as such in Article 3, plus any other property, or interests in property, of Borrower in which Lender has, or hereafter obtains or claims, a Lien as security for the payment of the Obligations.

         "COLLATERAL LOCATION" shall mean the Executive Office and each additional location, if any, set forth and described as such on the Borrower Information Schedule.

         "COLLATERAL STATUS CERTIFICATE" shall mean a certificate, to be substantially in the form of EXHIBIT "B" attached hereto, submitted by Borrower Agent, reflecting the status of the Collateral.

         "COMPLIANCE CERTIFICATE" shall mean a certificate, to be substantially in the form of EXHIBIT "C" attached hereto, issued by a duly authorized officer of Borrower Agent, confirming Borrower's continuing compliance with this Agreement.

         "CONSOLIDATED SUBSIDIARIES" shall mean those Subsidiaries of Borrower (if any) existing from time to time which, for purposes of GAAP, are required to be consolidated for financial reporting purposes.

         "CONTROL," "CONTROLLED" or "CONTROLLING" shall mean, with respect to any Person, the power to direct the management and policies of such Person, directly, indirectly, whether through the ownership of voting securities or


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otherwise; PROVIDED, HOWEVER, that, in any event, any Person (or group of
Persons acting in concert) which owns directly or indirectly fifty percent (50%) or more of the Equity Interests having ordinary voting power for the election of directors (or other governing body) of an entity shall be deemed to "CONTROL" such entity for purposes of this Agreement.

         "DEBT" means all liabilities, obligations and indebtedness of a Person, of any kind or nature, whether now or hereafter owing, arising, due or payable, howsoever evidenced, created, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed or otherwise, and whether initiated, assumed or acquired by such Person.

         "DEFAULT CONDITION" shall mean the occurrence of any event which, after satisfaction of any requirement for the giving of notice or the lapse of time, or both, would become an Event of Default.

         "DEFAULT RATE" shall mean that interest rate per annum equal to two percent (2%) per annum in excess of the otherwise Applicable Rate payable on any Obligation.

         "DOLLARS" or "$" shall mean United States Dollars.

         "EQUIPMENT COLLATERAL" shall mean all equipment and fixtures of Borrower, whether now owned or hereafter acquired, wherever located within the United States of America, including, without limitation, all machinery, furniture, furnishings, leasehold improvements, computer hardware, motor vehicles, forklifts, rolling stock, dies and tools used or useful in Borrower's business operations.

         "EQUITY INTERESTS" shall mean all capital stock, warrants and other securities evidencing ownership of equity interests in a Person. In the case of
(i) a partnership, the foregoing includes partnership interests or shares; and
(ii) a limited liability company, the foregoing includes members' interests or shares.

         "EVENT OF DEFAULT" shall mean any of the events or conditions described in Article 8, provided that any requirement for the giving of notice or the lapse of time, or both, has been satisfied.

         "EXECUTIVE OFFICE" shall mean the address of Borrower's chief executive office and principal place of business, as designated on the Borrower Information Schedule.

         "EXCLUDED AFFILIATES" shall mean those Affiliates of Borrower listed on SCHEDULE "5" annexed hereto.

         "FISCAL YEAR", in respect of a Person, shall mean the fiscal year of such Person, as employed by such Person as of the Closing Date, and designated as such on the Borrower Information Schedule, as to Borrower. The terms "FISCAL QUARTER" and "FISCAL MONTH" shall correspond accordingly thereto.

         "FOREIGN SUBSIDIARIES" shall mean Subsidiaries of a Person which are incorporated (or otherwise organized) under the laws of a jurisdiction outside the United States of America.

         "GAAP" shall mean generally accepted accounting principles consistently applied for the fiscal period(s) in question.

         "GICI" shall mean Grupo Industrial Cierres Ideal, S.A. de C.V.

         "GICI DEBT" shall mean all Debt of Borrower to GICI outstanding on the Closing Date pursuant to the Consignment Inventory Purchase Agreement, dated September 30, 2000, between Borrower and GICI, as in effect on the Closing Date, aggregating $2,830,024 in principal amount, and presently scheduled to mature on April 1, 2002.

         "GUARANTY" shall mean any agreement or other writing executed by a Guarantor guaranteeing payment of any of the Obligations or otherwise giving assurances to Lender in respect thereof.


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         "GUARANTOR" shall mean, individually and collectively, any and all
Persons who either, as of the Closing Date, or thereafter, join in the execution of any Guaranty. On the Closing Date, there are no Guarantors.

         "HOME STATE" shall mean the State in which Borrower is incorporated or otherwise organized (if Borrower is not a corporation), as set forth on the Borrower Information Schedule.

         "INITIAL TERM" shall mean the initial term of this Agreement, as specified on the Transaction Data Schedule.

         "INSOLVENT", in respect of a Person, shall mean that (i) such Person is not able to pay its Debts generally as and when they become due; or (ii) the total Debts and other liabilities of such Person, including contingent liabilities, exceed the fair saleable value of the assets of such Person.

         "INTANGIBLES COLLATERAL" shall mean all general intangibles of Borrower, whether now existing or hereafter acquired or arising, including, without limitation, all copyrights, royalties, tax refunds, rights to tax refunds, trademarks, trade names, service marks, patent and proprietary rights, blueprints, drawings, designs, trade secrets, plans, diagrams, schematics and assembly and display materials relating thereto, all customer lists, all books and records, all computer software and programs, and all rights of Borrower as purchaser, lessee, licensee or indemnitee under any contract.

         "INVENTORY COLLATERAL" shall mean all inventory of Borrower, whether now owned or hereafter acquired, wherever located within the United States of America, including, without limitation, all goods of Borrower held for sale or lease or furnished or to be furnished under contracts of service, all goods held for display or demonstration, goods on lease or consignment, spare parts, repair parts, returned and repossessed goods, all raw materials, work-in-process, finished goods, catalysts and supplies used or consumed in Borrower's business, together with all documents, documents of title, dock warrants, dock receipts, warehouse receipts, bills of lading or orders for the delivery of all, or any portion, of the foregoing.

         "LANDLORD'S AGREEMENT" shall mean an agreement from a landlord of, or warehouse operator at, any Collateral Location pursuant to which such landlord or warehouse operator has waived, released or subordinated in favor of Lender any rights it has in respect of the Collateral, to be substantially in the form of EXHIBIT "D" attached hereto (unless otherwise required or approved by Lender).

         "LIEN" shall mean any deed to secure debt, deed of trust, mortgage or similar instrument, and any lien, security interest, preferential arrangement which has the practical effect of constituting a security interest, security title, pledge, charge, encumbrance or servitude of any kind, whether by consensual agreement or by operation of statute or other law, and whether voluntary or involuntary, including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof.

         "LINE OF CREDIT" shall refer to the line of credit in the Maximum Amount opened by Lender in favor of Borrower pursuant to the provisions of
Section 2.1.

         "LOAN DOCUMENTS" shall mean this Agreement, the Master Note, any financing statements covering portions of the Collateral, and any and all other documents, instruments, certificates and agreements executed and/or delivered by Borrower in connection herewith, or any one, more, or all of the foregoing, as the context shall require.

         "LOCKBOX ACCOUNT AGREEMENT" shall have the meaning given to such term in Section 2.3.4.

         "LOCKBOX ACCOUNTS" shall have the meaning given to such term in Section 2.3.4.

         "MASTER NOTE" shall mean the master promissory note, dated of even date herewith, as amended or supplemented from time to time, in a principal amount equal to the maximum amount of the Line of Credit, evidencing Advances to be obtained by Borrower under the Line of Credit, together with any renewals or extensions thereof in whole or in part. The Master Note shall be substantially in the form of EXHIBIT "E".

         "MATERIAL ADVERSE CHANGE" shall mean with respect to any event, act, condition or occurrence of whatever nature (including any adverse determination in any litigation, arbitration or governmental investigation or


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proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences, whether or not related, a material adverse change in, or a material adverse effect upon, any of
(a) the financial condition, operations, business, properties or prospects of the Borrower and its Consolidated Subsidiaries, taken as a whole, (b) the rights and remedies of the Lender under any of the Loan Documents or the ability of the Borrower to perform its obligations under any of the Loan Documents or (c) the legality, validity or enforceability of any of the Loan Documents.

         "MATERIALITY THRESHOLD" shall mean One Hundred Thousand Dollars ($100,000).

         "MAXIMUM AMOUNT" shall mean the maximum amount which is available for borrowing under the Line of Credit (determined without regard to the Borrowing Base Requirement), as specified on the Transaction Data Schedule.

         "NOTE" shall mean any instrument at any time evidencing all or any portion of any Obligations, including, particularly, the Master Note.

         "NOTICE OF BORROWING" shall mean a notice of intended Borrowing, executed by a duly authorized officer of Borrower Agent, in substantially the form of EXHIBIT "F".

         "OBLIGATIONS" shall mean any and all Debts of Borrower to Lender, including, without limiting the generality of the foregoing, any Debt of Borrower to Lender under any loan made to Borrower by Lender prior to the date hereof and any and all extensions or renewals thereof in whole or in part; any Debt of Borrower to Lender arising hereunder or as a result hereof, whether evidenced by any Note, or constituting Advances or otherwise, and any and all extensions or renewals thereof in whole or in part; any Debt of Borrower to Lender under any later or future advances or loans made by Lender to Borrower, and any and all extensions or renewals thereof in whole or in part; and any and all future or additional Debts of Borrower to Lender whatsoever and in any event, whether existing as of the date hereof or hereafter arising, whether arising under a loan, lease, credit card arrangement, line of credit, letter of credit or other type of financing, whether initiated, assumed or acquired by Lender, and whether direct, indirect, absolute or contingent, as maker, endorser, guarantor, surety or otherwise, howsoever evidenced.

         "ORGANIZATION DOCUMENTS" shall mean the formation and governing documents of a Person, as applicable. In the case of (i) a corporation, the foregoing shall include its charter and bylaws; (ii) a partnership, the foregoing shall include its partnership agreement; and (iii) a limited liability company, the foregoing shall include its operating agreement.

         "PERMITTED ENCUMBRANCES" shall mean: (i) Liens for taxes not yet due and payable or being actively contested as permitted by this Agreement, but only if such Liens do not adversely affect Lender's rights or the priority of Lender's security interest in the Collateral; (ii) landlord's, processor's carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business, payment for which is not yet due or which are being actively contested in good faith and by appropriate, lawful proceedings, but only if such liens are and remain junior to liens granted in favor of Lender; (iii) pledges or deposits in connection with worker's compensation, unemployment insurance and other social security legislation; (iv) deposits to secure the performance of utilities, leases, statutory obligations and surety and appeal bonds and other obligations of a like nature arising by statute or under customary terms regarding depository relationships on deposits held by financial institutions with whom Borrower has a banker-customer relationship; (v) typical restrictions imposed by licenses and leases of software (including location and transfer restrictions); (vi) Liens in favor of Lender; (vii) Liens granted by Borrower or any Subsidiary to vendors or financiers of capital assets to secure the payment of Purchase Money Debt so long as (A) such Debt is permitted to be incurred hereunder, (B) such Liens extend only to the specific assets so purchased (or leased), secure only such deferred payment obligation and related interest, fees and charges and no other Debt, and (C) such Liens are promptly released upon the payment in full of such Debt; and (viii) Liens in respect of certain Collateral in favor of Mark Dyne existing on the Closing Date and subordinated to the Liens of Lender in the Collateral pursuant to a Subordination Agreement.

         "PERMITTED PREFERRED STOCK" shall mean preferred stock issued by Borrower subsequent to the Closing Date in exchange for new cash equity capital which has a coupon rate not in excess of ten percent (10%).


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         "PERSON" shall mean any individual, partnership, corporation, limited liability company, joint venture, joint stock company, trust, governmental unit or other entity.

         "PURCHASE MONEY DEBT" shall mean Debt incurred by Borrower or any Subsidiary in connection with the acquisition (or leasing) of capital assets for the cost thereof (including any for the deferred payment of any purchase price).

         "PUT AGREEMENT" shall mean an agreement between a Borrower and a vendor pursuant to which Borrower shall have the right to require such vendor to repurchase inventory at cost under certain terms and conditions.

         "REDEMPTION" shall mean (i) the payment of Subordinated Debt, when due or (ii) the redemption, refunding or repurchase of any Permitted Preferred Stock or Subordinated Debt (prior to its maturity).

         "REDEMPTION CONDITIONS" shall mean the following conditions each of which must be met to Lender's satisfaction prior to any payment being made in respect of a Redemption under Sections 6.5 or 6.14 (herein, a "REDEMPTION PAYMENT"); that is, no Redemption Payment shall be made: (i) in any one Fiscal Quarter until Lender has received Borrower's reviewed financial statements for the preceding Fiscal Quarter; (ii) if an Event of Default or Default Condition then exists or would result therefrom; (iii) to the extent that the amount thereof, if deemed paid on a pro forma basis, as of the last day of the Borrower's most recently reported interim quarterly financial statements delivered to Lender in accordance with Section 5.6, as described in clause (i) above, would cause any violation of the financial covenants applicable to Borrower set forth in SCHEDULE "2" as of the end of or for such Fiscal Quarter;
(iv) which, when aggregated with all Redemption Payments made in such Fiscal Quarter and the three (3) preceding Fiscal Quarters would cause total Redemption Payments made in such period to exceed fifty percent (50%) of "excess cash flow" for the four (4) preceding Fiscal Quarters then ended, defined as an amount equal to the sum of (i) EBITDA for such period of four (4) Fiscal Quarters, MINUS (ii) the sum of (A) unfinanced Capital Expenditures for such period of four (4) Fiscal Quarters, PLUS (B) Fixed Charges for such period of four (4) Fiscal Quarters (where "EBITDA," "Capital Expenditures" and "Fixed Charges" shall have the meanings given to such terms in SCHEDULE "2"); (v) if, after giving effect to such Redemption Payment being made, "excess availability" (defined as the amount by which the Borrowing Base, as then most recently reported to Lender, exceeds the GREATER of (A) total Advances outstanding on the determination date, or (B) the daily average amount of total Advances outstanding within the immediately preceding thirty (30) day period ending on the determination date) is less than ten percent (10%) of the amount determined under said clause (B); and (vi) unless Lender first has received a certificate from the chief financial officer or chief executive officer of Borrower certifying Borrower's compliance in respect of clauses (i) through (v) (showing computations in reasonable detail) in respect of such Redemption Payment.

         "SANWA" shall mean Sanwa Bank, its successors and assigns.

         "SANWA EQUIPMENT" shall mean the equipment of Borrower specified on
Schedule 3 annexed hereto and representing the assets underlying the obligation of Borrower to repay Sanwa in the amount of $556,145.70 (the "Equipment Draw") which is to be repaid by Lender to Sanwa on the Closing Date.

         "SECURITIES COLLATERAL" shall mean all securities and investment property now owned or hereafter acquired by Borrower, including, without limitation, all Equity Interests owned by Borrower in any Subsidiary; PROVIDED, HOWEVER, that, in the case of Foreign Subsidiaries of Borrower, the pledge of Securities Collateral shall be limited to an amount not to exceed at any one time sixty-five percent (65%) of the issued and outstanding shares of each class of Equity Interests of each such Foreign Subsidiary owned by Borrower as of the Closing Date or acquired by Borrower subsequent to the Closing Date.

         "STOCK PLEDGE AGREEMENT" shall mean a stock pledge agreement, between Borrower and Lender, concerning the pledge of certain Equity Interests owned by Borrower in its Subsidiaries, to be substantially in the form of EXHIBIT "O".

         "SUBORDINATED DEBT" shall mean: (i) the Debt described on SCHEDULE "4" annexed hereto, existing on the Closing Date, which has been subordinated to the Obligations pursuant to one or more Subordination Agreements being executed on the Closing Date; and (ii) any other Debt (which, unless otherwise approved by Lender, must be


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unsecured or secured by property which is not Collateral) owing by Borrower from time to time which has been subordinated to the Obligations pursuant to a Subordination Agreement.

         "SUBORDINATION AGREEMENT" shall mean an agreement between or among Borrower, Lender and any other creditor of Borrower pursuant to which such other creditor shall agree to subordinate Debt of Borrower owing to it to the Obligations. Unless otherwise accepted or approved in writing by Lender, each Subordination Agreement shall be substantially in the form of EXHIBIT "G".

         "SUBSIDIARY" shall mean any corporation, partnership, business association or other entity (including any Subsidiary of any of the foregoing) of which Borrower owns, directly or indirectly through one or more Subsidiaries, fifty percent (50%) or more of the capital stock or other Equity Interest having ordinary power for the election of directors or others performing similar functions.

         "TELEPHONE INSTRUCTION LETTER" shall mean a letter, dated the Closing Date, issued by a duly authorized officer of Borrower Agent, in substantially the form of EXHIBIT "H".

         "TERMINATION DATE" shall mean the EARLIEST to occur of the following dates: (i) that date on which, pursuant hereto, Lender terminates the Line of Credit (or the Line of Credit is deemed automatically terminated) subsequent to the occurrence of an Event of Default; or (ii) the last day of the Initial Term.

         "TRANSACTION DATA SCHEDULE" shall mean SCHEDULE "2" attached hereto; as it may be amended or modified from time to time with the mutual assent of the parties hereto.

         "UCC" shall mean the Uniform Commercial Code of New York, as in effect from time to time.

          1.2. USE OF DEFINED TERMS. All terms defined in this Agreement and the Exhibits shall have the same defined meanings when used in any other Loan Documents, unless the context shall require otherwise.

          1.3. ACCOUNTING TERMS. All accounting terms not specifically defined herein shall have the meanings generally attributed to such terms under GAAP.

          1.4. UCC TERMS Any terms defined in Articles 8 or 9 of the UCC, including "accounts", "chattel paper", "investment property," "securities," "instruments", "general intangibles", "inventory," "equipment" and "fixtures," shall have the same meanings given to such terms thereunder as and when used in the Loan Documents.

     2. THE FINANCING.

          2.1. EXTENSIONS OF CREDIT.

          2.1.1. LINE OF CREDIT. On the Closing Date, subject to fulfillment of all conditions precedent set forth herein, Lender agrees to open the Line of Credit in favor of Borrower so that, during the period from the Closing Date to, but not including, the Termination Date, so long as there is not in existence any Default Condition or Event of Default and the requested Borrowing, if made, will not cause a Default Condition or Event of Default to exist, Borrower may borrow and repay and reborrow Advances under the Line of Credit; SUBJECT, HOWEVER, to the requirement that at no time shall the aggregate principal amount of outstanding Advances under the Line of Credit exceed the LESSER of: (A) the Maximum Amount or (B) the Borrowing Base (such requirements being generally referred to herein as the "BORROWING BASE REQUIREMENT"); and SUBJECT, FURTHER, to the requirement that if, at any time hereafter, the Borrowing Base Requirement is not satisfied, Borrower will immediately repay the then principal balance of the Master Note by that amount necessary to satisfy the Borrowing Base Requirement. All proceeds so obtained under the Line of Credit may be used by Borrower for working capital in such manner as Borrower may elect in the ordinary course of its business operations. The Debts arising from Advances made to or on behalf of Borrower under the Line of Credit shall be evidenced by the Master Note, which shall be executed by Borrower and delivered to Lender on the Closing Date. The outstanding principal amount of the Master Note may fluctuate from time to time, but shall be due and payable in full on the Termination Date, and shall bear interest from the date of each disbursement of principal until paid in full at the Applicable Rate, payable in the manner described in Section

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          2.2.1. Borrower Agent may request Advances under the Line of Credit by giving to Lender a Notice of Borrowing not later than 1:00 p.m. (Atlanta, Georgia time) on the date of the requested Advance; PROVIDED, HOWEVER, that, in accordance with the Telephone Instruction Letter, Borrower Agent may provide such instructions by telephone, PROVIDED that any such telephone request shall be confirmed in writing not later than the Business Day following the disbursement of the requested Advance. The Line of Credit shall terminate on the Termination Date, but may be terminated earlier by Borrower, upon its giving at least sixty (60) days advance written notice to Lender, SUBJECT, HOWEVER, to Borrower's payment of any early termination fee then due (if so specified on the Transaction Data Schedule).

          2.2. INTEREST AND OTHER CHARGES.

          2.2.1. INTEREST. Lender and Borrower agree that the interest rate payable on the Borrowings shall be determined and paid as follows:

               (a) LINE OF CREDIT. Outstanding Advances under the Line of Credit shall bear interest at the Applicable Rate.

               (b) PAYMENT OF INTEREST. Accrued interest on Borrowings shall be due and payable monthly in arrears, on the first day of each calendar month, for the preceding calendar month (or portion thereof), commencing on the first day of the first calendar month following the Closing Date; and after maturity, on demand.

               (c) CALCULATION OF INTEREST AND FEES. Interest on Borrowings (and any fees described in Section 2.2.2 computed on a per annum basis) shall be calculated on the basis of a 360-day year and actual days elapsed. The Applicable Rate shall change with each change in the Base Rate, as determined by Lender, effective as of the opening of business on the Business Day of such change.

               (d) CHARGING OF INTEREST AND COSTS. Accrued and unpaid interest on any Borrowings, any outstanding fees described in Section 2.2.2 and any reimbursable costs and expenses specified in Section 10.6, may, when due and payable, be paid, at Lender's option (without any obligation to do so), by Lender's charging the Line of Credit for an Advance in the amount thereof; but Borrower shall be and remain responsible for the payment of such sums to the extent not so paid by Lender. Lender will include notice of the imposition of any such charges in its monthly accounting statements delivered to Borrower.

          2.2.2. FEES. In addition to the payment of interest at the Applicable Rate, Borrower shall also be obligated to pay Lender all fees and charges specified on the Transaction Data Schedule.

          2.2.3. USURY SAVINGS PROVISIONS. Lender and Borrower hereby further agree that the only charge imposed by Lender upon Borrower for the use of money in connection herewith is and shall be interest at the Applicable Rate, and that all other charges imposed by Lender upon Borrower in connection herewith, are and shall be deemed to be charges made to compensate Lender for underwriting and administrative services and costs, and other services and costs performed and incurred, and to be performed and incurred, by Lender in connection with making credit available to Borrower hereunder, and shall under no circumstances be deemed to be charges for the use of money. In no contingency or event whatsoever shall the aggregate of all amounts deemed interest hereunder or under the Notes and charged or collected pursuant to the terms of this Agreement or pursuant to the Notes exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that Lender has charged or received interest hereunder in excess of the highest applicable rate, the rate in effect hereunder shall automatically be reduced to the maximum rate permitted by applicable law and Lender shall promptly refund to Borrower any interest received by Lender in excess of the maximum lawful rate or, if so requested by Borrower, shall apply such excess to the principal balance of the Obligations. It is the intent hereof that Borrower not pay or contract to pay, and that Lender not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by Borrower under applicable law.

          2.3. GENERAL PROVISIONS AS TO PAYMENTS.

          2.3.1. METHOD OF PAYMENT. Unless and except to the extent otherwise approved in writing by Lender from time to time, payments of interest, fees and principal pursuant to this Agreement must be received by Lender at an account designated by Lender for such purpose no later than 1:00 p.m. (Atlanta, Georgia time) on the date when due, in federal or other funds immediately available to Lender in Atlanta, Georgia.

          2.3.2. APPLICATION OF PAYMENT. Except as otherwise expressly set forth herein, all payments received by Lender hereunder shall be applied, in accordance with the then current billing statement applicable to the Borrowing, first to accrued interest, then to fees, and then to principal due. Any remaining funds shall be applied to the further reduction of principal. Notwithstanding the foregoing, upon the occurrence of a Default Condition or Event of Default, payments shall be applied to the Obligations in such order as Lender, in its sole discretion, may elect.

          2.3.3. CREDITING OF PAYMENTS. The receipt of any item of payment by Lender shall be applied to reduce the Obligations, as provided in Section 2.3.2, but, for purposes of computing interest charges hereunder, each such item of payment shall be deemed paid and applied the number of Business Days after actual receipt thereof specified as collection days on the Transaction Data Schedule.

          2.3.4. COLLECTIONS. Effective on the Closing Date, Borrower shall have established, and thereafter Borrower shall maintain, with one or more banks acceptable to Lender ("CLEARING BANKS"), lockbox accounts into which all proceeds of Collateral, including, particularly, payments on Accounts Receivable Collateral, shall be remitted ("LOCKBOX ACCOUNTS"). Lockbox Accounts may be in Borrower's name, but if so, Borrower, Clearing Bank and Lender must have entered into an agreement, to be substantially in the form of EXHIBIT "I" unless otherwise required or approved by Lender (a "LOCKBOX ACCOUNT AGREEMENT") pursuant to which, among other things, said Clearing Bank shall agree to remit all collected funds in its Lockbox Account directly to Lender for application to the Obligations as prescribed below. All collected funds deposited into a Lockbox Account shall be remitted on a daily basis directly to Lender for application to Lender as provided in Section 2.3.2. The foregoing shall be in addition to, and not in limitation of, Lender's rights to collect Accounts Receivable Collateral directly pursuant after and Event of Default has occurred and while it is continuing, as provided hereinbelow.

     3. SECURITY INTEREST.

          3.1. GRANT OF SECURITY INTEREST. As security for the payment of all Obligations, Borrower hereby grants to Lender a continuing, general lien upon and security interest and security title in and to the following described property, or interests in property, of Borrower, wherever located within the United States of America (if tangible property), whether now existing or hereafter acquired or arising (herein collectively called the "COLLATERAL"), namely: (a) the Accounts Receivable Collateral; (b) the Inventory Collateral;
(c) the Equipment Collateral; (d) the Intangibles Collateral; (e) the Balances Collateral; (f) the Securities Collateral; and (g) all products and/or proceeds of any and all of the foregoing, including, without limitation, insurance proceeds.

          3.2. REPRESENTATIONS, WARRANTIES AND COVENANTS APPLICABLE TO COLLATERAL. Borrower represents, warrants and covenants that:

          3.2.1. GOOD TITLE. Borrower has (to the best of its knowledge, as to the Intangibles Collateral) marketable title to the Collateral, free and clear of all Liens, other than any Permitted Encumbrances.

          3.2.2. RIGHT TO PLEDGE. Borrower has full (to the best of its knowledge, as to the Intangibles Collateral) right, power and authority to grant to Lender a security interest in the Collateral on the terms set forth herein, and the grant of such security interest shall not result in Borrower being in default of any other Debt or require Borrower to grant a Lien on any Collateral to the holder of any such Debt.

          3.2.3. SALE OF COLLATERAL. Borrower will not sell, lease, exchange, or otherwise dispose of any of the Collateral without the prior written consent of Lender, except that: (i) Borrower may sell portions of its inventory in the ordinary course of business for cash, or on open account or on other terms of payment ordinarily extended to its customers (but any bulk sales thereof shall be prohibited except pursuant to Put Agreements) and (ii)

Borrower may sell, exchange or otherwise dispose of portions of its equipment which are obsolete, worn-out or unsuitable for continued use by Borrower if either (A) such equipment is replaced promptly upon its disposition with equipment constituting equipment having a market value equal to or greater than the equipment so disposed of and in which Lender shall obtain and have a first priority security interest pursuant hereto or, in any event grant a Lien or permit a Lien to exist thereon, except for a Permitted Encumbrance or (B) the fair market value of such Equipment Collateral does not exceed, in any one Fiscal Year, the Materiality Threshold (without necessity of its replacement). Upon the sale, exchange or other disposition of any Collateral permitted to be sold hereunder, the security interest and lien created and provided for herein, without break in continuity and without further formality or act, shall continue in and attach to any proceeds thereof, including, without limitation, accounts, contract rights, shipping documents, documents of title, bills of lading, warehouse receipts, dock warrants, dock receipts and cash or noncash proceeds, and in the event of any unauthorized sale or other disposition, shall continue in the Collateral itself.

          3.2.4. INSURANCE. Borrower will obtain and maintain insurance on that portion of the Collateral consisting of tangible property with such companies, in such amounts and against such risks as Lender may request, with loss payable to Lender as its interests may appear. Such insurance shall not be cancellable by Borrower, unless with the prior written consent of Lender, or by Borrower's insurer, unless with at least thirty (30) days (or any lesser number of days otherwise approved by Lender) advance written notice to Lender. In addition, Borrower shall cause its insurer to provide Lender with at least thirty (30) days advance written notice prior to insurer's nonrenewal of such insurance. Borrower shall provide to Lender a copy of each such policy then in effect. All proceeds received by Lender as loss payee of any such insurance shall be applied to the Obligations, unless otherwise approved by Lender. Borrower shall file with Lender on the Closing Date and annually thereafter a detailed list of such insurance as then in effect, certified by Borrower's insurer, together with copies of all policies of such insurance (if requested by Lender). Within thirty
(30) days after being requested by Lender to do so, Borrower will obtain such additional insurance (or increase its existing coverage) as Lender may request (but not more frequently than annually, unless an Event of Default then exists).

          3.2.5. LOCATION. As of the Closing Date, the Collateral is situated only at one or more of the Collateral Locations, and Borrower covenants with Lender not to locate the Collateral at any location other than a Collateral Location without giving at least thirty (30) days prior written notice to Lender.

          3.2.6. PRESERVATION. Hereafter, Borrower will take all necessary and appropriate measures to obtain, maintain, protect and preserve the Collateral including, without limitation, in the case of Intangibles Collateral registration thereof with the appropriate state or federal governmental agency or department.

     4. GENERAL REPRESENTATIONS AND WARRANTIES. In order to induce Lender to enter into this Agreement, Borrower hereby represents and warrants to Lender (which representations and warranties, together with any other representations and warranties of Borrower contained elsewhere in this Agreement, shall be deemed to be renewed as of the date of each Advance), as set forth below:

          4.1. EXISTENCE AND QUALIFICATION. Borrower is duly organized, validly existing and in good standing under the laws of its Home State with its principal place of business, chief executive office and office where it keeps all of its books and records being located at the Executive Office, and Borrower is duly qualified to do business in each other state in which a Collateral Location is situated or wherein the conduct of its business or the ownership of its property requires such qualification, except where the failure to do so would not reasonably be expected to result in a Material Adverse Change. Borrower has as its official name, as registered with the secretary of state of its Home State, the words first inscribed hereinabove as its name, and, except as may be described on the Borrower Information Schedule, has not done business under any other name within the five (5) years preceding the Closing Date.

          4.2. AUTHORITY; AND VALIDITY AND BINDING EFFECT. Borrower has the power to make, deliver and perform under the Loan Documents, and to borrow hereunder, and has taken all necessary and appropriate action to authorize the execution, delivery and performance of the Loan Documents. This Agreement constitutes, and the remainder of the Loan Documents, as and when executed and delivered for value received, will constitute, the valid obligations of Borrower, legally binding upon it and enforceable against it in accordance with their respective terms.

          4.3. INCUMBENCY AND AUTHORITY OF SIGNING OFFICERS. Each undersigned officer of Borrower holds the office specified hereinbelow and, in such capacity, is duly authorized and empowered to execute, attest and deliver this Agreement and the remainder of the Loan Documents for and on behalf of Borrower, and to bind Borrower accordingly thereby.

          4.4. NO MATERIAL LITIGATION. On the Closing Date, except as may be set forth on the Borrower Information Schedule, there are no legal proceedings pending (or, so far as Borrower knows, threatened), before any court or administrative agency which, if adversely determined, could reasonably be expected to result in a Material Adverse Change.

          4.5. TAXES. As of the Closing Date, Borrower has filed or caused to be filed all tax returns required to be filed by it and has paid (or made adequate reserves for the payment of) all material taxes shown to be due and payable by it on said returns or on any assessments made against it.

          4.6. CAPITAL. All Equity Interests of Borrower issued and outstanding on the Closing Date are validly and properly issued in accordance with all applicable laws.

          4.7. ORGANIZATION. The Organization Documents of Borrower are in full force and effect under the laws of the state of its Home State, and all amendments to the Organization Documents have been duly and properly made under and in accordance with all applicable laws.

          4.8. NO INSOLVENCY. After giving effect to the execution and delivery of the Loan Documents and the extension of any credit or other financial accommodations hereunder, Borrower will not be Insolvent.

          4.9. NO VIOLATIONS. The execution, delivery and performance by Borrower of this Agreement and the other Loan Documents have been duly authorized by all necessary organizational action on the part of Borrower and do not and will not require any consent or approval of the Shareholders of Borrower, violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Borrower or of any Organization Documents of Borrower, or result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which Borrower is a party or by which it or its properties may be bound or affected; and Borrower is not in default under any such indenture, agreement, lease or instrument or, to its knowledge, under any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award.

          4.10. FINANCIAL STATEMENTS. The financial statements of Borrower and its Consolidated Subsidiaries for its most recently completed Fiscal Year and for that portion of its current Fiscal Year ended with that Fiscal Month ended closest to the Closing Date for which financial statements have been prepared, including balance sheet, income statement and, if available, statement of changes in cash flow, copies of which heretofore have been furnished to Lender, are complete and accurately and fairly represent the financial condition of Borrower and its Consolidated Subsidiaries, the results of its operations and the transactions in its equity accounts as of the dates and for the periods referred to therein, and have been prepared in accordance with GAAP. There are no material liabilities, direct or indirect, fixed or contingent, of Borrower or any such Consolidated Subsidiaries as of the date of such financial statements which are not reflected therein or in the notes thereto. No Material Adverse Change has occurred since the date of the balance sheet contained in the annual audited financial statement of Borrower described hereinabove.

          4.11. COMPLIANCE WITH LAWS. Borrower is in compliance with all applicable laws, rules, regulations and orders of any governmental authority on the Closing Date, excepting where the noncompliance with which would not reasonably be expected to result in a Material Adverse Change. Borrower possesses all franchises, certificates, licenses, permits and other authorizations from governmental political subdivisions or regulatory authorities, and (to the best of its knowledge) all patents, trademarks, service marks, trade names, copyrights, licenses and other, similar rights, free from burdensome restrictions, that are necessary for the ownership, maintenance and operation of any of its properties and assets, except where the failure to do so would not reasonably be expected to result in a Material Adverse Change; and Borrower is not in material violation of any thereof. A complete and accurate list of all such patents, trademarks, service marks, trade names, copyrights, licenses and other, similar rights owned by Borrower in existence on the Closing
Date is set forth on the Borrower Information Schedule attached hereto.

          4.12. SUBSIDIARIES. As of the Closing Date, Borrower has no Subsidiaries except as may be described on the Borrower Information Schedule.

          4.13. FEDERAL TAXPAYER IDENTIFICATION NUMBER. Borrower's federal taxpayer identification number is as indicated on the Borrower Information Schedule.

     5. AFFIRMATIVE COVENANTS. Borrower covenants to Lender that from and after the Closing Date, and so long as any amounts remain unpaid on account of any of the Obligations or this Agreement remains effective (whichever is the last to occur), Borrower will comply (and cause each Subsidiary to comply) with the affirmative covenants set forth below:

          5.1. RECORDS RESPECTING COLLATERAL. All records of Borrower and each Subsidiary with respect to the Collateral will be kept at its Executive Office and will not be removed from such address without the prior written consent of Lender.

          5.2. FURTHER ASSURANCES. Borrower shall duly execute and/or deliver (or cause to be duly executed and/or delivered) to Lender any instrument, invoice, document, document of title, dock warrant, dock receipt, warehouse receipt, bill of lading, order, financing statement, assignment, waiver, consent or other writing which may be reasonably necessary to Lender to carry out the terms of this Agreement and any of the other Loan Documents and to perfect its security interest in and facilitate the collection of the Collateral, the proceeds thereof, and any other property at any time constituting security to Lender. Borrower shall perform or cause to be performed such acts as Lender may request to establish and maintain for Lender a valid and perfected security interest in and security title to the Collateral, free and clear of any liens, encumbrances or security interests other than Permitted Encumbrances.

          5.3. RIGHT TO INSPECT AND CONDUCT AUDITS. Lender (or any Person or Persons designated by it) shall have the continuing right to call at the Executive Office or any Collateral Location at any time during regular business hours with reasonable advance notice (absent an Event of Default then existing) and, without hindrance or delay, inspect, audit, check and make extracts from Borrower's or any Subsidiary's books, records, journals, orders, receipts and any correspondence and other data relating to the Collateral, to Borrower's or any Subsidiary's business or to any other transactions between the parties hereto.

          5.4. BORROWING BASE CERTIFICATES. On a weekly basis, or less frequently if approved by Lender from time to time, Borrower Agent shall prepare and deliver to Lender a Borrowing Base Certificate with respect to satisfaction of the Borrowing Base Requirement as of the date of report submission, the statements in which, in each instance, shall be certified as to truth and accuracy by a duly authorized officer of Borrower.

          5.5. COLLATERAL STATUS CERTIFICATES. Borrower Agent shall, as soon as practicable, but in any event on or before fifteen (15) days after the end of each Fiscal Month, furnish or cause to be furnished to Lender a Collateral Status Certificate, certified by a duly authorized officer of Borrower Agent, showing (i) the aggregate dollar value of the items comprising the Accounts Receivable Collateral and the age of each individual item thereof as of the last day of the preceding Fiscal Month (segregating such items in such manner and to such degree as Lender may request), PLUS (ii) the type, dollar value and location of the Inventory Collateral as at the end of the preceding Fiscal Month, valued at the lower of its Booked Cost or market value, PLUS (iii) an accounts payable aging. Additionally, Lender may, from time to time, verify the individual account balances of any individual Account Debtors. Further, upon request from Lender, made at any time hereafter, and, in any event, with the above-described Collateral Status Certificate for the month of December in each year, Borrower Agent shall furnish Lender with a then current Account Debtor name and address list for Borrower.

          5.6. PERIODIC FINANCIAL STATEMENTS. Borrower Agent shall, as soon as practicable, and in any event within forty-five (45) days after the end of each Fiscal Quarter, and within forty-five (45) days after the end of each Fiscal Month, furnish to Lender unaudited financial statements of Borrower Agent and each Consolidated Subsidiary, including balance sheets, income statements and statements of cash flow, for the Fiscal

Quarter (or Fiscal Month) ended, and for the Fiscal Year to date, on a consolidated and consolidating basis. All such financial statements shall be certified by a duly authorized officer of Borrower Agent to present fairly the financial position and results of operations of Borrower Agent for the period involved in accordance with GAAP (but for the omission of footnotes and subject to year-end audit adjustments).

          5.7. ANNUAL FINANCIAL STATEMENTS. Borrower Agent shall, as soon as practicable, and in any event within one hundred (100) days after the end of each Fiscal Year, furnish to Lender the annual audit report of Borrower Agent and its Consolidated Subsidiaries, certified without material qualification by independent certified public accountants selected by Borrower Agent and reasonably acceptable to Lender, and prepared in accordance with GAAP, together with relevant financial statements of Borrower Agent and such Subsidiaries for the Fiscal Year then ended, on a consolidating and a consolidated basis.

          5.8. COMPLIANCE CERTIFICATE. Borrower Agent shall, on a monthly basis not later than forty-five (45) days after the close of each of its first eleven
(11) Fiscal Months and not later than one hundred (100) days after the close of its Fiscal Year, certify to Lender, in a Compliance Certificate, that no Event of Default and no Default Condition exists or has occurred, or, if an Event of Default or Default Condition exists, specifying the nature and period of existence thereof. Each such Compliance Certificate shall include a computation showing Borrower's compliance with all financial covenants set forth on the Transaction Data Schedule.

          5.9. PAYMENT OF TAXES. Borrower shall pay and discharge all material taxes, assessments and governmental charges upon it, its income and its properties prior to the date on which penalties attach thereto, unless and to the extent only that (i) such taxes, assessments and governmental charges are being contested in good faith and by appropriate proceedings by Borrower, (ii) Borrower maintains reasonable reserves on its books therefor and (iii) the payment of such taxes does not result in a Lien upon any of the Collateral other than a Permitted Encumbrance.

          5.10. CHANGE OF PRINCIPAL PLACE OF BUSINESS, ETC. Borrower hereby understands and agrees that if, at time hereafter, Borrower or any Subsidiary elects to move its Executive Office, or if Borrower or any Subsidiary elects to change its name, identity or its organization structure, Borrower Agent will notify Lender in writing at least thirty (30) days prior thereto and, at Lender's request, comply (or cause its Subsidiary to comply) with Section 5.2 hereof to the extent Lender determines that any new or additional actions need to be undertaken in regard thereto.

          5.11. WAIVERS. With respect to each of the Collateral Locations, Borrower Agent will use its reasonable best efforts to obtain a Landlord Agreement, to insure the priority of its security interest in that portion of the Collateral situated at such locations. Should Borrower Agent be unable to obtain any such Landlord Agreements, Borrower understands that Lender may impose rent reserves on the Borrowing Base for each affected Collateral Location.

          5.12. PRESERVATION OF EXISTENCE. Borrower shall preserve and maintain (and cause its Subsidiaries to preserve and maintain) its organizational existence, rights, franchises and privileges in its Home State, and qualify and remain qualified to do business in each jurisdiction in which such qualification is necessary or desirable in view of its business and operations or the ownership of its properties.

          5.13. COMPLIANCE WITH LAWS. Borrower and each of its Subsidiaries shall comply with the requirements of all applicable laws, rules, regulations and orders of any governmental authority, noncompliance with which would or could reasonably be expected to result in a Material Adverse Change. Without limiting the foregoing, each of Borrower and its Subsidiaries shall obtain and maintain all permits, licenses and other authorizations which are required under, and otherwise comply with, all federal, state, and local laws and regulations.

          5.14. CERTAIN REQUIRED NOTICES. Promptly, upon its receipt of notice or knowledge thereof, Borrower Agent will report to Lender: (i) any lawsuit or administrative proceeding in which Borrower or any Subsidiary is a defendant which, if decided adversely to Borrower or such Subsidiary, could reasonably be expected to result in a Material Adverse Change; or (ii) the existence and nature of any Default Condition or Event of Default;

          5.15. SEC REPORTS. Promptly, upon its filing thereof with the Securities and Exchange Commission, Borrower Agent shall provide Lender with copies of its 10-K, 10-Q and other, similar reports.

     6. NEGATIVE COVENANTS. Borrower covenants to Lender that from and after the Closing Date, and so long as any amount remains unpaid on account of any of the Obligations or this Agreement remains effective (whichever is the last to occur), Borrower will not do (and will not permit any Subsidiary to do), any of the things or acts set forth below, except with the prior written consent of Lender or as otherwise may be set forth on the Transaction Data Schedule:

          6.1. ENCUMBRANCES. Create, assume, or suffer to exist any Lien, EXCEPT FOR Permitted Encumbrances. Notwithstanding the foregoing, Borrower may, from time to time, in the ordinary course of its and its Foreign Subsidiaries' respective foreign businesses, grant Liens (other than Permitted Encumbrances) on inventory and equipment of Borrower or such Subsidiaries located outside the United States of America in order to obtain financing for such foreign businesses, PROVIDED, HOWEVER, that: (i) Lender has been granted the right of first offer or first refusal, as the case may be, to extend such financing itself, secured by such assets, and (ii) within a reasonable time thereafter, Lender has declined to extend such financing either on terms mutually acceptable to Borrower and Lender or, as applicable, terms substantially equivalent to those offered to Borrower by any third party financier. In such event, to the extent that any third party financier has required as a condition to its proposed financing that a pledge of all or a portion of the Equity Interests in the Foreign Subsidiary obtaining the benefit of such financing which already has been pledged to Lender pursuant hereto, Lender shall, if no Event of Default or Default Condition then exists, release or, if acceptable to the third party financier, subordinate its Lien on such Equity Interests to permit the pledge thereof to such third party financier.

          6.2. DEBT. Incur, assume, or suffer to exist any Debt, EXCEPT FOR: (i) Debt to Lender or any Affiliate of Lender; (ii) trade payables and contractual obligations to suppliers and customers incurred in the ordinary course of business; (iii) accrued pension fund and other employee benefit plan obligations and liabilities (provided, however, that such Debt does not result in the existence of any Event of Default or Default Condition under any other provision of this Agreement); (iv) deferred taxes; (v) Debt resulting from endorsements of negotiable instruments received in the ordinary course of its business; (vi) Purchase Money Debt not to exceed the Materiality Threshold; (vii) Subordinated Debt; and (viii) other Debt, to the extent set forth on SCHEDULE "7" annexed hereto.

          6.3. CONTINGENT LIABILITIES. Guarantee, endorse, become surety with respect to or otherwise become directly or contingently liable for or in connection with the obligations of any other person, firm, or corporation, EXCEPT FOR (i) endorsements of negotiable instruments for collection in the ordinary course of business; and (ii) those guaranties existing on the Closing Date and disclosed on SCHEDULE "6" annexed hereto.

          6.4. DIVIDENDS. Declare or pay any dividends on, or make any distribution with respect to, its Equity Interests, except that (i) Subsidiaries of Borrower may pay dividends and make other distributions to Borrower from time to time and (ii) so long as no Event of Default exists, Borrower may pay dividends on Permitted Preferred Stock.

          6.5. REDEMPTION. Purchase, redeem, or otherwise acquire for value any of its Equity Interests; PROVIDED, HOWEVER, that, subject to meeting all Redemption Conditions in regard thereto, Borrower may make Redemptions of Permitted Preferred Stock from time to time.

          6.6. INVESTMENTS. Make any investment in cash or by delivery of property to any Person, whether by acquisition of Equity Interests or Debt, or by loan, advance or capital contribution, or otherwise, in any Person or property of a Person (herein called, subject to the following exceptions, "RESTRICTED INVESTMENTS"), EXCEPT for: (i) assets acquired from time to time in the ordinary course of business; (ii) current assets arising from the sale of goods or the provision of services in the ordinary course of business; (iii) loans or advances made to employees for salary, commissions, travel or the like, made in the ordinary course of business not to exceed, in aggregate amount, the Materiality Threshold; (iv) loans and advances made by Borrower to its Subsidiaries in the ordinary course of its and their business, not to exceed, however, as to all Subsidiaries, for all such loans and advances outstanding at any one time, the sum of $250,000 PROVIDED, HOWEVER, that the foregoing shall not include, and no restriction shall apply to, payroll and like operating expenses incurred from time to time in the ordinary course of business of Borrower's foreign operations, to the extent accounted for as such under GAAP on Borrower's books; and (v) other investments not to exceed, in aggregate amount, the Materiality Threshold.

          6.7. MERGERS. Dissolve or otherwise terminate its organizational status; or enter into any merger, reorganization or consolidation; or make any substantial change in the basic type of business conducted by Borrower and its Subsidiaries, as of the Closing Date.

          6.8. BUSINESS LOCATIONS. Transfer Executive Office, or open new Collateral Locations, except upon at least thirty (30) days prior written notice to Lender and after the delivery to Lender of financing statements, if required by Lender, in form satisfactory to Lender, to perfect or continue the perfection of Lender's Lien thereon.

          6.9. AFFILIATE TRANSACTIONS. Enter into, or be a party to, or permit any Subsidiary to enter into or be a party to, any transaction with any Affiliate, except in the ordinary course of and pursuant to the reasonable requirements of Borrower's or such Subsidiary's business and upon fair and reasonable terms which are fully disclosed to Lender (if in excess of the Materiality Threshold) and are no less favorable to Borrower than would be expected to be obtained in a comparable arm's length transaction with a Person not an Affiliate.

          6.10. SUBSIDIARIES. Create any Subsidiary or, except as provided in
Section 6.6, divest itself of any assets by transferring them to any Subsidiary which exists on the Closing Date or is hereafter created with Lender's consent. Notwithstanding the foregoing, however, Lender acknowledges receipt of prior notice from Borrower that it intends to create a new Foreign Subsidiary, headquartered in Guatemala, and Lender consents in advance thereto, provided that not less than sixty-five percent (65%) of the Equity Interests in such Subsidiary are pledged to Lender pursuant to a Stock Pledge Agreement promptly, after, but in any event within ten (10) Business Days after, its creation.

          6.11. FISCAL YEAR. Change its Fiscal Year, or permit any Subsidiary to have a fiscal year different from the Fiscal Year of Borrower.

          6.12. DISPOSITION OF ASSETS. Sell, lease or otherwise dispose of any of its properties, including any disposition of property as part of a sale and leaseback transaction, to or in favor of any Person, except as otherwise expressly permitted, as to certain Collateral, in Section 3.2.3.

          6.13. FEDERAL TAXPAYER IDENTIFICATION NUMBER. Change or permit any Subsidiary to change its federal taxpayer identification number without prior written notice to Lender.

          6.14. SUBORDINATED DEBT. Pay any Subordinated Debt except to the extent expressly provided in the Subordination Agreement or as Lender otherwise may consent from time to time; PROVIDED, HOWEVER, that nothing contained herein shall prevent Borrower from: (i) refinancing existing Subordinated Debt with new Subordinated Debt so long as the terms of the new Subordinated Debt are no less favorable to Borrower than those then prevailing in respect of the refinanced Subordinated Debt; or (ii) paying Subordinated Debt when due, or otherwise redeeming, refunding or repurchasing Subordinated Debt from time to time, so long as either (A) all Redemption Conditions are met in regard thereto or (B) such Subordinated Debt is repaid, redeemed, refunded or repurchased solely from the proceeds of cash equity (including Permitted Preferred Stock) contributed to Borrower subsequent to the Closing Date.

          6.15. RESTRICTIONS. Enter into or assume any agreement (other than the Loan Documents) prohibiting or otherwise restricting (i) except as otherwise provided in Section 6.1 in respect of certain Foreign Subsidiaries, the creation or assumption of any Lien upon its or any Subsidiaries' properties, or (ii) the ability of any Subsidiary to pay dividends or make other distributions or transfers to Borrower.

          6.16. DIFFERENT BUSINESS. Engage in any businesses other than businesses of the same (or substantially similar) type engaged in by Borrower and its Subsidiaries as of the Closing Date.

     7. FINANCIAL COVENANTS. Borrower covenants to Lender that, from and after the Closing Date and so long as any amount remains on account of any of the Obligations or this Agreement remains effective (whichever is the last to occur), it will comply with the financial covenants (if any) set forth on the Transaction Data Schedule, which are herewith incorporated by reference into this Article 7.

     8. EVENTS OF DEFAULT. The occurrence of any events or conditions set forth below shall constitute an Event of Default hereunder, provided that any requirement for the giving of notice or the lapse of time, or both, has been satisfied:

          8.1. OBLIGATIONS. Borrower shall fail to make any payment on any of its Obligations, when due.

          8.2. MISREPRESENTATIONS. Any material representations or warranties made herein or in any of the Loan Documents or in any certificate or statement furnished at any time hereunder or in connection with any of the Loan Documents shall prove to have been untrue or misleading in any material respect when made or furnished.

          8.3. CERTAIN COVENANTS. Borrower shall default in the observance or performance of any covenant or agreement contained in Articles 5, 6 or 7.

          8.4. OTHER COVENANTS. Borrower, any Subsidiary or any Guarantor shall default in the observance or performance of any covenant or agreement contained herein, in any of the other Loan Documents or any Guaranty (other than a default the performance or observance of which is dealt with specifically elsewhere in this Article 8) UNLESS (i) with respect to this Agreement, such default is cured to Lender's satisfaction within ten (10) Business Days after the sooner to occur of receipt of notice of such default from Lender or the date on which such default first becomes known to Borrower and (ii) with respect to any other Loan Document or Guaranty, such default is cured within any applicable grace, cure or notice and cure period contained therein or ten (10) Business Days, whichever is the later.

          8.5. OTHER DEBTS. Borrower, any Subsidiary or any Guarantor shall default in connection with any agreement for Debt exceeding the Materiality Threshold with any creditor, including Lender, which entitles said creditor to accelerate the maturity thereof.

          8.6. VOLUNTARY BANKRUPTCY. Borrower, any Subsidiary or any Guarantor shall file a voluntary petition in bankruptcy or a voluntary petition or answer seeking liquidation, reorganization, arrangement, readjustment of its debts, or for any other relief under the Bankruptcy Code, or under any other act or law pertaining to insolvency or debtor relief, whether state, Federal, or foreign, now or hereafter existing; Borrower, any Subsidiary or any Guarantor shall enter into any agreement indicating its consent to, approval of, or acquiescence in, any such petition or proceeding; Borrower, any Subsidiary or any Guarantor shall apply for or permit the appointment by consent or acquiescence of a receiver, custodian or trustee of Borrower, any Subsidiary or any Guarantor for all or a substantial part of its property; Borrower, any Subsidiary or any Guarantor shall make an assignment for the benefit of creditors; or Borrower, any Subsidiary or any Guarantor shall be or become Insolvent; or Borrower, any Subsidiary or any Guarantor shall admit, in writing, its inability or failure to pay its debts generally as such debts become due.

          8.7. INVOLUNTARY BANKRUPTCY. There shall have been filed against Borrower, any Subsidiary or any Guarantor an involuntary petition in bankruptcy or seeking liquidation, reorganization, arrangement, readjustment of its debts or for any other relief under the Bankruptcy Code, or under any other act or law pertaining to insolvency or debtor relief, whether state, federal or foreign, now or hereafter existing; Borrower, any Subsidiary or any Guarantor shall suffer or permit the involuntary appointment of a receiver, custodian or trustee of Borrower, any Subsidiary or any Guarantor or for all or a substantial part of its property; or Borrower, any Subsidiary or any Guarantor shall suffer or permit the issuance of a warrant of attachment, execution or similar process against all or any substantial part of the property of Borrower, any Subsidiary or any Guarantor; or any motion, complaint or other pleading is filed in any bankruptcy case of any person or entity other than Borrower and such motion, complaint or pleading seeks the consolidation of Borrower's assets and liabilities with the assets and liabilities of such person or entity.

          8.8. DAMAGE, LOSS, THEFT OR DESTRUCTION OF COLLATERAL. There shall have occurred material uninsured damage to, or loss, theft or destruction of, any Collateral having a value, based on the lower of its depreciated cost or market value, exceeding the Materiality Threshold.

          8.9. JUDGMENTS. A final judgment or order for the payment of money is rendered against Borrower, any Subsidiary or any Guarantor in an amount exceeding the Materiality Threshold (exclusive of amounts covered by insurance) and either (x) enforcement proceedings shall have been commenced by any creditor upon such judgment or order, or (y) a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect for any period of thirty (30) consecutive days.

          8.10. DISAVOWAL OF CERTAIN OBLIGATIONS. Any Person (other than Lender) party to a Guaranty or Subordination Agreement shall disavow its obligations thereunder; or any such Guaranty or Subordination Agreement is alleged to be, or determined by any governmental authority to be, invalid, unenforceable or otherwise not binding on any Person party thereto (other than Lender), in whole or in part.

          8.11. MATERIAL ADVERSE CHANGE. There shall occur any Material Adverse Change.

          8.12. CHANGE OF CONTROL. Any Person, or group of Persons acting in concert, not in Control of Borrower on the Closing Date, shall obtain Control of the Borrower.

          8.13. CHANGE IN EXECUTIVE MANAGEMENT. Colin Dyne shall cease to be actively involved in the day-to-day executive management of Borrower or Borrower otherwise shall fail to maintain generally executive management satisfactory to Lender having sufficient skill and experience in Borrower's industry to manage Borrower competently and efficiently.

     9. REMEDIES. Upon the occurrence or existence of any Event of Default, or at any time thereafter, without prejudice to the rights of Lender to enforce its claims against Borrower for damages for failure by Borrower to fulfill any of its obligations hereunder, subject only to prior receipt by Lender of payment in full of all Obligations then outstanding in a form acceptable to Lender, Lender shall have all of the rights and remedies set forth below, and it may exercise any one, more, or all of such remedies, in its sole discretion, without thereby waiving any of the others; PROVIDED, HOWEVER, that, in addition to the foregoing, if the Event of Default is in respect of Section 8.6 or 8.7, then, automatically, immediately upon such Event of Default occurring, without necessity of any further action on Lender's part, all commitments of Lender hereunder and under all other Loan Documents shall terminate, and all Obligations shall be immediately due and payable.

          9.1. ACCELERATION OF THE OBLIGATIONS. Lender, at its option, may terminate all commitments of Lender hereunder and under all other Loan Documents, and declare all of the Obligations to be immediately due and payable, whereupon the same shall become immediately due and payable without presentment, demand, protest, notice of nonpayment or any other notice required by law relative thereto, all of which are hereby expressly waived by Borrower, anything contained herein to the contrary notwithstanding. If any note of Borrower to Lender constituting Obligations, including, without limitation, any of the Notes, shall be a demand instrument, however, the recitation of the right of Lender to declare any and all Obligations to be immediately due and payable, whether such recitation is contained in such note or in this Agreement, as well as the recitation of the above events permitting Lender to declare all Obligations due and payable, shall not constitute an election by Lender to waive its right to demand payment under a demand at any time and in any event, as Lender in its discretion may deem appropriate. Thereafter, Lender, at its option, may, but shall not be obligated to, accept less than the entire amount of Obligations due, if tendered, PROVIDED, HOWEVER, that unless then agreed to in writing by Lender, no such acceptance shall or shall be deemed to constitute a waiver of any Event of Default or a reinstatement of any commitments of Lender hereunder or under all other Loan Documents.

          9.2. DEFAULT. If Lender so elects, by further written notice to Borrower, Lender may increase the rate of interest charged on the Notes then outstanding for so long thereafter as Lender further shall elect by an amount not to exceed the Default Rate.

          9.3. REMEDIES OF A SECURED PARTY. Lender shall thereupon have the rights and remedies of a secured party under the UCC in effect on the date thereof (regardless whether the same has been enacted in the jurisdiction where the rights or remedies are asserted), including, without limitation, the right to take possession of any of the Collateral or the proceeds thereof, to sell or otherwise dispose of the same, to apply the proceeds therefrom to any of the Obligations in such order as Lender, in its sole discretion, may elect. Lender shall give Borrower written notice of the time and place of any public sale of the Collateral or the time after which any other intended disposition thereof is to be made. The requirement of sending reasonable notice shall be met if such notice is given to Borrower at least ten (10) Business Days before such disposition. Expenses of retaking, holding, insuring, preserving, protecting, preparing for sale or selling or the like with respect to the Collateral shall include, in any event, reasonable attorneys' fees and other legally recoverable collection expenses, all of which shall constitute Obligations.

          9.4. REPOSSESSION OF THE COLLATERAL. Lender may take the Collateral or any portion thereof into its possession, by such means (without breach of the peace) and through agents or otherwise as it may elect (and, in connection therewith, demand that Borrower assemble the Collateral at a place or places and in such manner as Lender shall prescribe), and sell, lease or otherwise dispose of the Collateral or any portion thereof in its then condition or following any commercially reasonable preparation or processing, which disposition may be by public or private proceedings, by one or more contracts, as a unit or in parcels, at any time and place and on any terms, so long as the same are commercially reasonable and Borrower hereby waives all rights which Borrower has or may have under applicable law to notice and to a judicial hearing prior to seizure of any Collateral by Lender.

          9.5. DIRECT NOTIFICATION. Lender may, additionally, in its sole discretion, at any time that an Event of Default exists, direct Account Debtors to make payments on the Accounts Receivable Collateral, or portions thereof, directly to Lender, and the Account Debtors are hereby authorized and directed to do so by Borrower upon Lender's direction, and the funds so received shall be also deposited in a Lockbox Account, or, at the election of Lender, upon its receipt thereof, be applied directly to repayment of the Obligations in such order as Lender, in its sole discretion, shall determine.

          9.6. OTHER REMEDIES. Unless and except to the extent expressly provided for to the contrary herein, the rights of Lender specified herein shall be in addition to, and not in limitation of, Lender's rights under the UCC, as amended from time to time, or any other statute or rule of law or equity, or under any other provision of any of the Loan Documents, or under the provisions of any other document, instrument or other writing executed by Borrower or any third party in favor of Lender, all of which may be exercised successively or concurrently.

     10. MISCELLANEOUS

          10.1. WAIVER. Each and every right granted to Lender under this Agreement, or any of the other Loan Documents, or any other document delivered hereunder or in connection herewith or allowed it by law or in equity, shall be cumulative and may be exercised from time to time. No failure on the part of Lender to exercise, and no delay in exercising, any right shall operate as a waiver thereof, nor shall any single or partial exercise by Lender of any right preclude any other or future exercise thereof or the exercise of any other right. No waiver by Lender of any Default Condition or Event of Default shall constitute a waiver of any subsequent Default Condition or Event of Default.

          10.2. GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          10.3. SURVIVAL. All representations, warranties and covenants made herein and in the Loan Documents shall survive the execution and delivery hereof and thereof. The terms and provisions of this Agreement shall continue in full force and effect, notwithstanding the payment of one or more of the Notes or the termination of the Line of Credit, until all of the Obligations have been paid in full and Lender has terminated this Agreement in writing.

          10.4. ASSIGNMENTS. No assignment hereof or of any Loan Document shall be made by Borrower without the prior written consent of Lender. Lender may assign, or sell participations in, its right, title and interest herein and in the Loan Documents at any time hereafter without notice to or consent of Borrower.

          10.5. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which when fully executed shall be an original, and all of said counterparts taken together shall be deemed to constitute one and the same agreement.

          10.6. REIMBURSEMENT. Borrower shall pay to Lender on demand all reasonable out-of-pocket costs and expenses that Lender pays or actually incurs in connection with the negotiation, preparation, consummation, amendment, modification, enforcement and termination of this Agreement and the other Loan Documents, including, without limitation: (a) fees and disbursements of legal counsel; (b) costs and expenses of lien and title searches insurance; (c) actual taxes, fees and other charges for recording any mortgages, filing any financing statements and continuations, and other actions to perfect, protect and continue the Lien of Lender in the Collateral; (d) sums paid or incurred to pay for any amount or to take any action required of Borrower under the Loan Documents that Borrower fails to pay or take; (e) costs of appraisals, inspections, field audits and verifications of the Collateral, including, without limitation, costs of travel, for inspections of the Collateral and Borrower's operations by Lender; (f) costs and expenses of preserving and protecting the Collateral; and
(g) after an Event of Default, costs and expenses (including fees and disbursements of legal counsel) paid or incurred to obtain payment of the Obligations, enforce the Lender's Lien in any Collateral, sell or otherwise realize upon the Collateral, and otherwise enforce the provisions of the Loan Documents or to defend any claim made or threatened against Lender arising out of the transactions contemplated hereby (including, without limitation, preparations for and consultations concerning any such matters). The foregoing shall not be construed to limit any other provisions of the Loan Documents regarding costs and expenses to be paid to Borrower. All of the foregoing costs and expenses may, in the discretion of Lender, be charged as Advances. Borrower will pay all expenses incurred by it in the transaction. In the event Borrower becomes a debtor under the Bankruptcy Code, Lender's secured claim in such case shall include interest on the Obligations and all fees, costs and charges provided for herein (including, without limitation, reasonable attorneys' fees actually incurred) all for the extent allowed by the Bankruptcy Code.

          10.7. SUCCESSORS AND ASSIGNS. This Agreement and Loan Documents shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto and thereto.

          10.8. SEVERABILITY. If any provision this Agreement or of any of the Loan Documents or the application thereof to any party thereto or circumstances shall be invalid or unenforceable to any extent, the remainder of such Loan Documents and the application of such provisions to any other party thereto or circumstance shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

          10.9. NOTICES. All notices, requests and demands to or upon the respective parties hereto shall be deemed to have been given or made when (i) personally delivered , (ii) two (2) Business Days after deposited with a reputable nationwide overnight delivery service, or (iii) five (5) Business Days after deposited in the mail, registered or certified mail, postage prepaid, addressed as follows: (i) for Lender, care of the address of Lender inscribed beneath its signature hereinbelow and (ii) for Borrower, care of the address set forth as its Executive Office on the Borrower Information Schedule (or to such other address as may be designated hereafter in writing by the respective parties hereto) except in cases where it is expressly provided herein or by applicable law that such notice, demand or request is not effective until received by the party to whom it is addressed.

          10.10. ENTIRE AGREEMENT: AMENDMENTS. This Agreement, together with the remaining Loan Documents, constitute the entire agreement between the parties hereto with respect to the subject matter hereof. Neither this Agreement nor any Loan Document may be changed, waived, discharged, modified or terminated orally, but only by an instrument in writing signed by the party against whom enforcement is sought.

          10.11. TIME OF ESSENCE. Time is of the essence in this Agreement and the other Loan Documents.

          10.12. INTERPRETATION. No provision of this Agreement or any Loan Document shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

          10.13. LENDER NOT A JOINT VENTURER. Neither this Agreement nor any Loan Document shall in any respect be interpreted, deemed or construed as making Lender a partner or joint venturer with Borrower or as creating any similar relationship or entity, and Borrower agrees that it will not make any contrary assertion, contention, claim or counterclaim in any action, suit or other legal proceeding involving Lender and Borrower.

          10.14. JURISDICTION. BORROWER AGREES THAT ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES OF AMERICA SITTING IN THE CITY AND STATE OF NEW YORK, ALL AS LENDER MAY ELECT. BY EXECUTION OF THIS AGREEMENT, BORROWER HEREBY SUBMITS TO EACH SUCH JURISDICTION, HEREBY EXPRESSLY WAIVING WHATEVER RIGHTS MAY CORRESPOND TO IT BY REASON OF ITS PRESENT OR FUTURE DOMICILE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF LENDER TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST BORROWER IN ANY OTHER JURISDICTION OR TO SERVE PROCESS IN ANY MANNER PERMITTED OR REQUIRED BY LAW.

          10.15. ACCEPTANCE. THIS AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, SHALL NOT BECOME EFFECTIVE UNLESS AND UNTIL DELIVERED TO LENDER AT ITS PRINCIPAL OFFICE IN ATLANTA, FULTON COUNTY, GEORGIA AND ACCEPTED IN WRITING BY LENDER AT SUCH OFFICE AS EVIDENCED BY ITS EXECUTION HEREOF.

          10.16. PAYMENT ON NON-BUSINESS DAYS. Whenever any payment to be made hereunder or under the Notes shall be stated to be due on a Saturday, Sunday or any other day in which national banks within the State of Georgia are legally authorized to close, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest hereunder or under the Notes.

          10.17. CURE OF DEFAULTS BY LENDER. If, hereafter, Borrower defaults in the performance of any duty or obligation to Lender hereunder or under any Loan Document, Lender may, at its option, but without obligation, cure such default and any costs, fees and expenses incurred by Lender in connection therewith including, without limitation, for the purchase of insurance, the payment of taxes and the removal or settlement of liens and claims, shall be deemed to be advances against the Master Note, whether or not this creates an overadvance thereunder, and shall be payable in accordance with its terms.

          10.18. ATTORNEY-IN-FACT. Borrower hereby designates, appoints and empowers Lender irrevocably as its attorney-in-fact, effective during any time that an Event of Default exists, either in the name of Borrower or the name of Lender, at Borrower's cost and expense, (i) to do any and all actions which Lender may deem necessary or advisable to carry out the terms of this Agreement or any other Loan Document upon the failure, refusal or inability of Borrower to do so and (ii) to ask for, demand, sue for, collect, compromise, compound, receive, receipt for and give acquittances for any and all sums owing or which may become due upon any of the Collateral and, in connection therewith, to take any and all actions as Lender may deem necessary or desirable to realize upon any Collateral; and Borrower hereby agrees to indemnify and hold Lender harmless from any costs, damages, expenses or liabilities arising against or incurred by Lender in connection therewith, excluding any resulting from Lender's gross negligence or willful misconduct..

          10.19. SOLE BENEFIT. The rights and benefits set forth in this Agreement and the other Loan Documents are for the sole and exclusive benefit of the parties hereto and thereto and may be relied upon only by them.

          10.20. INDEMNIFICATION. Borrower will hold Lender, its respective directors, officers, employees, agents, Affiliates, successors and assigns harmless from and indemnify Lender, its respective directors, officers, employees, agents, Affiliates, successors and assigns against, all loss, damages, costs and expenses

(including, without limitation, reasonable attorney's fees, costs and expenses) actually incurred by any of the foregoing, whether direct, indirect or consequential, as a result of or arising from or relating to any "Proceedings" (as defined below) by any Person, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any Person under any statute, case or regulation (other than with respect to taxes on the income of Lender derived herefrom), including, without limitation, any federal or state securities laws or under any common law or equitable case or otherwise, arising from or in connection with this Agreement (other than with respect to taxes on the income of Lender derived herefrom), and any other of the transactions contemplated by this Agreement, except to the extent such losses, damages, costs or expenses are due to the willful misconduct or gross negligence of Lender. As used herein, "PROCEEDINGS" shall mean actions, suits or proceedings before any court, governmental or regulatory authority and shall include, particularly, but without limitation, any actions concerning environmental laws, regulations or rules. At the request of Lender, Borrower will indemnify any Person to whom Lender transfers or sells all or any portion of its interest in the Obligations or participations therein on terms substantially similar to the terms set forth above. Lender shall not be responsible or liable to any Person for consequential damages which may be alleged as a result of this Agreement or any of the transactions contemplated hereby. The obligations of Borrower under this Section shall survive the termination of this Agreement and payment of the Obligations.

          10.21. JURY TRIAL WAIVER. EACH OF BORROWER AND LENDER HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO ANY OF THE LOAN DOCUMENTS, OBLIGATIONS OR THE COLLATERAL.

          10.22. TERMINOLOGY. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and the plural shall include the singular. Titles of Articles and Sections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement, and all references in this Agreement to Articles, Sections, Subsections, paragraphs, clauses, subclauses or Exhibits shall refer to the corresponding Article, Section, Subsection, paragraph, clause, subclause of, or Exhibit attached to, this Agreement, unless specific reference is made to the articles, sections or other subdivisions divisions of or Exhibit to, another document or instrument. Wherever in this Agreement reference is made to any instrument, agreement or other document, including, without limitation, any of the Loan Documents, such reference shall be understood to mean and include any and all amendments thereto or modifications, restatements, renewals or extensions thereof. Wherever in this Agreement reference is made to any statute, such reference shall be understood to mean and include any and all amendments thereof and all regulations promulgated pursuant thereto. Whenever any matter set forth herein or in any Loan Document is to be consented to or be satisfactory to Lender, or is to be determined, calculated or approved by Lender, then, unless otherwise expressly set forth herein or in any such Loan Document, such consent, satisfaction, determination, calculation or approval shall be in Lender's sole discretion, exercised in good faith and, where required by law, in a commercially reasonable manner, and shall be conclusive absent manifest error.

     11. CONDITIONS PRECEDENT. Unless waived in writing by Lender at or prior to the execution and delivery of this Agreement, the conditions set forth below shall constitute express conditions precedent to any obligation of Lender hereunder.

          11.1. OFFICER'S CERTIFICATE. Receipt by Lender of a certificate from a duly authorized officer of Borrower, to be in form and substance substantially similar to the certificate set forth on EXHIBIT "J", certifying to Lender (i) that appropriate resolutions have been entered into by the board of directors (or similar governing body) of Borrower incident hereto and that the officers of Borrower whose signatures appear hereinbelow and on the other Loan Documents, are duly authorized by the board of directors (or similar governing body) of Borrower for and on behalf of Borrower to execute and deliver this Agreement and the other Loan Documents and to bind Borrower accordingly thereby, and (ii) as to the existence and status of Borrower's Organization Document.

          11.2. STOCK PLEDGE AGREEMENT. Receipt by Lender of a Stock Pledge Agreement from Borrower together with all certificates evidencing Borrower's ownership interest in all Equity Interests of their respective Subsidiaries, limited, in the case of Foreign Subsidiaries, to sixty-five percent (65%).

          11.3. GOOD STANDING CERTIFICATES. Receipt by Lender of a certificate of good standing with respect to Borrower from the secretaries of state of the state of incorporation of Borrower and of any state in which a Collateral Location is situated, dated within thirty (30) days of the Closing Date.

          11.4. LOAN DOCUMENTS. Receipt by Lender of this Agreement and all other Loan Documents, each duly executed by Borrower in form and substance acceptable to Lender.

          11.5. INSURANCE. Receipt by Lender of a certificate respecting all property and liability insurance required to be maintained by Borrower hereunder, together with appropriate loss payee and additional insured endorsements thereto, favoring Lender, all in form acceptable to Lender.

          11.6. FINANCING STATEMENTS. Receipt by Lender of Uniform Commercial Code financing statements respecting the Collateral, duly executed by Borrower in respect of each Collateral Location, in form and substance acceptable to Lender, but, in any event, including the property description set forth on EXHIBIT "K".

          11.7. OPINION OF COUNSEL. Receipt by Lender of an opinion of counsel from independent legal counsel to Borrower in substantially the form of EXHIBIT "L".

          11.8. LANDLORD AGREEMENTS. Receipt by Lender of any Landlord Agreements then obtained by Borrower, with respect to Collateral Locations leased by Borrower as of the Closing Date.

          11.9. DISBURSEMENTS LETTER. Receipt by Lender of a disbursements letter, concerning the use of the proceeds of the initial extensions of credit hereunder, to be substantially in the form of EXHIBIT "M" attached hereto.

          11.10. PAYOFF LETTER. Receipt by Lender from any creditor to whom Borrower has any Debts on the Closing Date which are being repaid from the proceeds of an Advance of a payoff letter, to be substantially in the form of EXHIBIT "N", together with, if such Debt is secured by any Collateral, termination statements respecting the Lien(s) of such creditor.

          11.11. INITIAL BORROWING BASE AND COLLATERAL STATUS REPORTS. Receipt by Lender of a Borrowing Base Report together with accompanying documentation required by Lender (each in form and substance required by Lender, but to include in any event an accounts receivable and accounts payable aging and a current customer and Account Debtor name and address list) which shall indicate satisfaction of the Borrowing Base Requirement as of the date of the initial Borrowing and if no funds are borrowed on the Closing Date indicating the amount of Borrowings available under the Borrowing Base Requirement, each certified as to truth and accuracy by a duly authorized officer of Borrower.

          11.12. LOCKBOX ACCOUNT. Receipt by Lender of a duly executed Lockbox Account Agreement in conjunction with the establishment of each Lockbox Account.

          11.13. TRADEMARK ASSIGNMENT. Receipt by Lender of a collateral assignment of U.S. registered trademarks owned by Borrower, to be substantially in the form of EXHIBIT "P" attached hereto.

          11.14. SUBORDINATION AGREEMENTS. Receipt by Lender of Subordination Agreements from Monto Holdings Pty. Ltd., Mark Dyne, Colin Dyne and the Estate of Harold Dyne.

          11.15. OTHER. Receipt by Lender of such other documents, certificates, instruments and agreements as shall be required hereunder or provided for herein or as Lender or Lender's counsel may require in connection herewith.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers, effective as of the Closing Date.


                                    "LENDER"

                                    UPS CAPITAL GLOBAL TRADE FINANCE
                                      CORPORATION


                                    By:  /S/ SANJEEN CHOPRA
                                         ---------------------------------------
                                    Name:  SANJEEN CHOPRA
                                           -------------------------------------
                                    Title:    U.S. COUNTRY MANAGER
                                              ----------------------------------

                                    Address for Notices:

                                    35 Glenlake Parkway, N.E.
                                    Suite 360
                                    Atlanta, GA 30328
                                    Attn: Sanjeev Chopra

                               "BORROWER"

                               TAG-IT PACIFIC, INC.


                               By:  /S/
                                    ---------------------------------------
                                    Name:  COLIN DYNE
                                           --------------------------------
                                    Title:    PRESIDENT
                                              -----------------------------


                               TALON INTERNATIONAL, INC.


                               By:  /S/
                                    ---------------------------------------
                                    Name:  COLIN DYNE
                                           --------------------------------
                                    Title:    PRESIDENT
                                              -----------------------------


                               A.G.S. HOLDINGS, LLC


                               By:  /S/
                                    ---------------------------------------
                                    Name:  COLIN DYNE
                                           --------------------------------
                                    Title:    MANAGER
                                              -----------------------------


                               A.G.S. STATIONERY, INC.


                               By:  /S/
                                    ---------------------------------------
                                    Name:  COLIN DYNE
                                           --------------------------------
                                    Title:    PRESIDENT
                                              -----------------------------


                               TAG-IT, INC.

                               By:  /S/
                                    ---------------------------------------
                                    Name:  COLIN DYNE
                                           --------------------------------
                                    Title:    PRESIDENT
                                              -----------------------------

                      BORROWER: TAG-IT PACIFIC, INC. ET AL.

                     EXHIBITS TO LOAN AND SECURITY AGREEMENT


EXHIBIT A                  Borrowing Base Certificate

EXHIBIT B                  Collateral Status Certificate

EXHIBIT C                  Compliance Certificate

EXHIBIT D                  Landlord's Agreement

EXHIBIT E                  Master Note

EXHIBIT F                  Notice of Borrowing

EXHIBIT G                  Subordination Agreement

EXHIBIT H                  Telephone Instructions Letter

EXHIBIT I                  Lockbox Agreement

EXHIBIT J                  Officer's Certificate

EXHIBIT K                  UCC Financing Statement/Exhibit

EXHIBIT L                  Opinion of Counsel

EXHIBIT M                  Disbursement Letter

EXHIBIT N                  Payoff Letter

EXHIBIT O                  Stock Pledge Agreement

EXHIBIT P                  Collateral Assignment of Trademarks

                                   EXHIBIT "A"


                           BORROWING BASE CERTIFICATE


                      BORROWER AGENT: TAG-IT PACIFIC, INC.


         The undersigned, being an authorized officer having the title inscribed below of Borrower Agent, and, in such capacity, being familiar with the matters set forth herein and duly authorized and empowered to issue this Certificate for and on behalf of Borrower, does hereby certify to UPS CAPITAL GLOBAL TRADE FINANCE CORPORATION ("Lender"), in connection with and pursuant to that certain Loan and Security Agreement, dated as of May __, 2001, between Borrower and Lender (herein, as it may be amended to date, called the "LOAN AGREEMENT"; capitalized terms used herein, without definition, having the meaning given to such terms in the Loan Agreement) that attached hereto as EXHIBIT "A" is a true, correct and complete computation of the Borrowing Base as of _____________, 200__.

         WITNESS my hand in my aforesaid capacity as of May __, 2001.



                                                  -----------------------------
                                                  Name:  COLIN DYNE
                                                        -----------------------
                                                  Title:    PRESIDENT
                                                        -----------------------

                                   EXHIBIT "B"


                          COLLATERAL STATUS CERTIFICATE


                      BORROWER AGENT: TAG-IT PACIFIC, INC.


         The undersigned, being an authorized officer having the title inscribed below of Borrower Agent, and, in such capacity, being familiar with the matters set forth herein and duly authorized and empowered to issue this Certificate for and on behalf of Borrower, does hereby certify to UPS CAPITAL GLOBAL TRADE FINANCE CORPORATION ("Lender"), in connection with and pursuant to that certain Loan and Security Agreement, dated as of May __, 2001, between Borrower and Lender (herein, as it may be amended to date, called the "LOAN AGREEMENT"; capitalized terms used herein, without definition, having the meaning given to such terms in the Loan Agreement) as follows:

         (a) attached hereto as EXHIBIT A is a true, correct and complete listing of all Accounts Receivable Collateral existing as of the last day of the Fiscal Month referenced therein, aged by invoice date;

         (b) attached hereto as EXHIBIT B is a true, correct and complete listing of all Inventory Collateral existing as of the last day of the Fiscal Month referenced therein, segregated by type, dollar value and location;

         (c) attached hereto as EXHIBIT C is a true, correct and complete listing of all accounts payable of Borrower existing as of the last day of the Fiscal Month referenced therein, aged by invoice date.

         WITNESS my hand in my aforesaid capacity as of May __, 2001.



                                                  -----------------------------
                                                  Name:  COLIN DYNE
                                                        -----------------------
                                                  Title:    PRESIDENT
                                                        -----------------------

                                   EXHIBIT "C"


                             COMPLIANCE CERTIFICATE


                      BORROWER AGENT: TAG-IT PACIFIC, INC.

         The undersigned, being an authorized officer having the title inscribed below of Borrower Agent, and, in such capacity, being familiar with the matters set forth herein and duly authorized and empowered to issue this Certificate for and on behalf of Borrower, does hereby certify to UPS CAPITAL GLOBAL TRADE FINANCE CORPORATION ("Lender"), in connection with and pursuant to that certain Loan and Security Agreement, dated as of May __, 2001, between Borrower and Lender (herein, as it may be amended to date, called the "LOAN AGREEMENT"; capitalized terms used herein, without definition, having the meaning given to such terms in the Loan Agreement) that, as of the date of this Certificate, there exists no Event of Default or Default Condition.

         Without limiting the generality of the foregoing, Borrower is in compliance with all financial covenants set forth in the Transaction Data Schedule attached to the Loan Agreement, as demonstrated by the computations set forth on EXHIBIT "A" attached hereto.

         WITNESS my hand in my aforesaid capacity as of _______ __, 200__.



                                                  -----------------------------
                                                  Name:  COLIN DYNE
                                                        -----------------------
                                                  Title:    PRESIDENT
                                                        -----------------------

                                   EXHIBIT "D"


                              LANDLORD'S AGREEMENT

                         BORROWER: TAG-IT PACIFIC, INC.
                                   TAG-IT, INC.
                                   TALON INTERNATIONAL, INC.
                                   A.G.S. STATIONERY, INC.
                                   A.G.S. HOLDINGS, LLC


         THIS LANDLORD'S AGREEMENT ("AGREEMENT"), made and entered into by the undersigned landlord (the "Landlord") in favor of UPS CAPITAL GLOBAL TRADE FINANCE CORPORATION ("LENDER") in respect of the subject Borrower.

                                   WITNESSETH:

RECITALS:

     A. Landlord is the landlord under the Lease described on EXHIBIT "A" attached hereto (the "Lease"), covering the business premises likewise described on said EXHIBIT "A" (the "PREMISES").

     B. Borrower is the tenant of Landlord under the Lease and, in such capacity, is operating its business on, or keeps property on, the Premises.

     C. Borrower has notified Landlord that it has entered, or intends to enter, into a certain financing arrangement (the "FINANCING ARRANGEMENT") with Lender, pursuant to which Lender will make certain loans, advances and other financial accommodations to Borrower.

     D. Borrower intends to secure the payment and performance of its obligations to Lender under the Financing Arrangement by granting to Lender a security interest in, among other property of Borrower, all of its inventory, books and records, equipment and trade fixtures, whether now owned or hereafter acquired or existing (the "COLLATERAL"), portions of which are or hereafter may be located on the Premises.

     E. In connection therewith, pursuant to Lender's request, Borrower has requested that Landlord execute this Agreement in favor of Lender.

     F. Landlord has agreed, at Borrower's request and as an accommodation to it, to execute this Agreement.

     IN CONSIDERATION of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by Landlord, Landlord acknowledges and agrees as follows in favor of Lender:

     1. LIEN SUBORDINATION. Landlord acknowledges and agrees that: (a) the security interest of Lender in the Collateral shall be superior to any lien, right, title, claim or interest which Landlord may now or hereafter have therein; (b) Landlord shall not assert as against Lender's security interest therein any statutory, contractual or possessory lien, right, title, claim or interest in the Collateral, including without limitation, rights of levy or distraint for rent, all of which Landlord hereby subordinates to Lender for the term of this Agreement; (c) Lender shall have access to the Collateral and the Premises at all times hereafter during regular business hours to remove the Collateral therefrom should Lender elect to enforce the security interest granted in their favor in the Collateral, without hindrance or delay by Landlord; and (d) all Collateral which is now located or hereafter may be located on the Premises shall remain the property of Borrower.

     2. TERMINATION OF THE LEASE OR SUBLEASE. If, after the date hereof, Landlord intends to terminate the Lease or otherwise exercise any right it may have to require Borrower to surrender the Premises or to remove any property of Borrower (including the Collateral) from the Premises, Landlord will use its best efforts to notify, Lender in writing at UPS Capital Global Trade Finance Corporation, 35 Glenlake Parkway, N.E., Suite 360,

Atlanta, Georgia 30328, FAX 404-828-3710, of its intent to take such action and to permit Lender to enter onto the Premises within such thirty (30) day period in order to remove the Collateral therefrom, without charge, that Lender shall promptly repair any damage to the Premises caused by such removal; and in either such event, Landlord agrees to cooperate with Lender and not to hinder its actions in protecting or realizing upon the Collateral. In addition thereto, the Landlord agrees that the Lender may elect to keep the Collateral on the Premises beyond thirty (30) days, but if Lender elects to do so, Lender must give Landlord written notice to such effect within the initial thirty (30) day period and, thereafter, pay Landlord rent on a per diem basis (based on the annual rental then payable under the Lease, prorated to a daily rate) for the number of days, not to exceed, however, a total of sixty (60) days beyond the initial thirty (30) days prescribed above, in which the Lender uses the Premises for such purpose.

     3. TERM. This Agreement shall remain in full force and effect until the Financing Arrangement has been terminated, and all obligations and liabilities of Borrower to Lender arising therefrom have been paid and satisfied in full.

     4. NO ORAL MODIFICATION; SUCCESSORS AND ASSIGNS. The provisions of this Agreement may not be modified or terminated orally, and shall be binding upon the successors, assigns and personal representatives of Landlord, and upon any successor owner or transferee of the Premises, and shall inure to the benefit of the successors and assigns of Lender.

     IN WITNESS WHEREOF, Landlord has caused this Agreement to be executed, by its duly authorized officer, agent or other representative as of the date first above written.

Signed and delivered                               LANDLORD:
in the presence of:
                                                   ----------------------------
-------------------------
Witness

_________________________                          By:_________________________
Notary Public                                         Name:____________________
                                                      Title:___________________

My Commission Expires:

---------------------
(NOTARY SEAL)

                                   EXHIBIT "A"

Description of Lease:



Description of Premises:



(or add Exhibit)

                         WAREHOUSE OPERATOR'S AGREEMENT

                         BORROWER: TAG-IT PACIFIC, INC.
                                   TAG-IT, INC.
                                   TALON INTERNATIONAL, INC.
                                   A.G.S. STATIONERY, INC.
                                   A.G.S. HOLDINGS, LLC



         THIS WAREHOUSE OPERATOR'S AGREEMENT ("AGREEMENT"), made and entered into by the undersigned warehouse operator (the "OPERATOR") in favor of UPS CAPITAL GLOBAL TRADE FINANCE CORPORATION ("LENDER") in respect of the subject Borrower.

                                   WITNESSETH:

RECITALS:

     A. Operator operates a public warehouse at __________________________ (the "Premises").

     B. Borrower is using, or intends to use, the services of the Operator to store certain inventory of the Borrower on the Premises from time to time (the "Collateral").

     C. Borrower has entered, or intends to enter, into a certain financing arrangement (the "FINANCING ARRANGEMENT") with Lender, pursuant to which Lender will make certain loans, advances and other financial accommodations to Borrower.

     D. Borrower intends to secure the payment and performance of its obligations to Lender under the Financing Arrangement by granting to Lender a security interest in, among other property of Borrower, the Collateral.

     E. In connection therewith, pursuant to Lender's request, Borrower has requested that Operator execute this Agreement in favor of Lender.

     F. Operator has agreed, at Borrower's request and as an accommodation to it, to execute this Agreement.

     IN CONSIDERATION of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by Operator, Operator acknowledges and agrees as follows in favor of Lender:

     1. LIEN SUBORDINATION. Operator acknowledges and agrees that: (a) the security interest of Lender in the Collateral shall be superior to any lien, right, title, claim or interest which Operator may now or hereafter have therein; (b) Operator shall not assert as against Lender's security interest therein any statutory, contractual or possessory lien, right, title, claim or interest in the Collateral, including without limitation, rights of levy or distraint for rent, all of which Operator hereby subordinates to Lender for the term of this Agreement; (c) Lender shall have access to the Collateral and the Premises at all times hereafter during regular business hours to remove the Collateral therefrom should Lender elect to enforce the security interest granted in their favor in the Collateral, without hindrance or delay by Operator; and (d) all Collateral which is now located or hereafter may be located on the Premises shall remain the property of Borrower.

     2. REMOVAL OF PROPERTY. If, after the date hereof, Operator intends to exercise any right it may have to require Borrower to remove Collateral from the Premises, Operator will use its best efforts to notify, Lender in writing at UPS Capital Global Trade Finance Corporation, 35 Glenlake Parkway, N.E., Suite 360, Atlanta, Georgia 30328, FAX 404-828-3710, of its intent to take such action and to permit Lender to enter onto the Premises within such thirty (30) day period in order to remove the Collateral therefrom, without charge, that Lender shall promptly repair any damage to the Premises caused by such removal; and in either such event, Operator agrees to cooperate with Lender and not to hinder its actions in protecting or realizing upon the Collateral. In addition thereto, Operator agrees that the Lender may elect to keep the Collateral on the Premises beyond thirty (30) days, but if Lender elects to do so, Lender must give Operator written notice to such effect within the initial thirty (30) day period and, thereafter, pay Operator its customary charges on a "per diem" basis for the number of days, not to exceed, however, a total of sixty (60) days beyond the initial thirty (30) days prescribed above, in which the Lender uses the Premises for such purpose.

     3. TERM. This Agreement shall remain in full force and effect until the Financing Arrangement has been terminated, and all obligations and liabilities of Borrower to Lender arising therefrom have been paid and satisfied in full.

     4. NO ORAL MODIFICATION; SUCCESSORS AND ASSIGNS. The provisions of this Agreement may not be modified or terminated orally, and shall be binding upon the successors, assigns and personal representatives of Operator, and upon any successor owner or transferee of the Premises, and shall inure to the benefit of the successors and assigns of Lender.

     IN WITNESS WHEREOF, Operator has caused this Agreement to be executed, by its duly authorized officer, agent or other representative as of the date first above written.

Signed and delivered                             OPERATOR:
in the presence of:
                                                 ------------------------------
-------------------------
Witness

_________________________                        By:___________________________
Notary Public                                       Name:______________________
                                                    Title:_____________________

My Commission Expires:

---------------------
(NOTARY SEAL)

                                   EXHIBIT "E"


                                   MASTER NOTE


     1. FOR VALUE RECEIVED, the undersigned ("BORROWER"), promises to pay to the order of UPS CAPITAL GLOBAL TRADE FINANCE CORPORATION ("LENDER"), at the principal office of Lender in Atlanta, Georgia, or at such other place as Lender hereafter may direct in writing, in legal tender of the United States of America, the principal sum of $20,000,000, or so much thereof as may be disbursed and remain outstanding from time to time hereafter under that certain "Line of Credit" opened by Lender in favor of Borrower pursuant to the terms of that certain Loan and Security Agreement, dated as of the date specified below, between Lender and Borrower (hereinafter, as it may be amended or supplemented from time to time, called the "Loan Agreement"; all capitalized terms used herein, but not expressly defined herein, shall have the meanings given to such terms in the Loan Agreement), the terms and provisions of which are hereby incorporated herein by reference and made a part hereof, on the Termination Date, with interest thereon (computed on the daily outstanding principal balance, for the actual number of days outstanding, on the basis of a 360 day year) on each advance made hereunder from date of advance until paid in full at a rate per annum equal to the Applicable Rate. Unless and except to the extent otherwise expressly provided in the Loan Agreement, accrued interest on the unpaid principal balance hereof from time to time outstanding shall be due and payable monthly, commencing on the first day of the calendar month succeeding the date hereof and continuing on the same day of each succeeding calendar month thereafter and on demand for payment in full of the principal balance hereof.

     2. Borrower agrees, in the event that this Note or any portion hereof is collected by law or through an attorney at law, to pay all costs of collection, including, without limitation, reasonable attorneys' fees.

     3. This Note evidences borrowing under, is subject to and secured by, and shall be paid and enforced in accordance with, the terms of the Loan Agreement, and is the "Master Note" defined in Section 1.1 thereof.

     4. Nothing herein shall limit any right granted to Lender by any other instrument or by law or equity.

     5. Borrower hereby waives presentment, demand, protest, notice of presentment, demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be provided for in the Loan Agreement.

     IN WITNESS WHEREOF, Borrower has caused this Note to be signed as of May __, 2001.


                                             "BORROWER"

                                             TAG-IT PACIFIC, INC.


                                             By:
                                                    ---------------------------
                                             Name:  COLIN DYNE
                                                    ---------------------------
                                             Title: PRESIDENT
                                                    ---------------------------


                       [SIGNATURES CONTINUED ON PAGE TWO]

                                             TAG-IT, INC.


                                             By:
                                                    ---------------------------
                                             Name:  COLIN DYNE
                                                    ---------------------------
                                             Title: PRESIDENT
                                                    ---------------------------


                                             TALON INTERNATIONAL, INC.


                                             By:
                                                    ---------------------------
                                             Name:  COLIN DYNE
                                                    ---------------------------
                                             Title: PRESIDENT
                                                    ---------------------------


                                             A.G.S. STATIONERY, INC.


                                             By:
                                                    ---------------------------
                                             Name:  COLIN DYNE
                                                    ---------------------------
                                             Title: PRESIDENT
                                                    ---------------------------


                                             A.G.S. HOLDINGS, LLC


                                             By:
                                                    ---------------------------
                                             Name:  COLIN DYNE
                                                    ---------------------------
                                             Title: PRESIDENT
                                                    ---------------------------

                                   EXHIBIT "F"


                               NOTICE OF BORROWING


Date:  May __, 2001

To:    UPS Capital Global Trade Finance Corporation ("LENDER")

From:  TAG-IT PACIFIC, INC., as Borrower Agent.

Re: Loan and Security Agreement, dated May __, 2001, made between Lender and Borrower, as amended or modified from time to time (the "LOAN AGREEMENT"; capitalized terms used herein, but not expressly defined herein, shall have the meanings given to such terms in the Loan Agreement).

       Please take notice that on _______ __, 200_ (which is a Business Day), we wish to obtain an Advance equal to $____________. In connection with the foregoing, we hereby certify that: (i) no Default Condition or Event of Default exists, and none will result from this Borrowing being made; and (ii) Borrower is in compliance with the Borrowing Base Requirement and will remain so after the Borrowing is obtained.


                                           Borrower Agent

                                           TAG-IT PACIFIC, INC.


                                           By:
                                                ------------------------------
                                                    Colin Dyne
                                                    President

                                   EXHIBIT "G"


                             SUBORDINATION AGREEMENT


     This Subordination Agreement (this "AGREEMENT"), dated as of May __, 2001, is entered into by each of the undersigned (herein, individually and, if more than one, collectively, called "SUBORDINATED CREDITOR") in favor of UPS CAPITAL GLOBAL TRADE FINANCE CORPORATION ("SENIOR LENDER"), to determine the parties' respective rights, remedies and interests with respect to certain debts, liabilities or obligations owing to each by TAG-IT PACIFIC, INC., a Delaware corporation, TAG-IT, INC., a California corporation, TALON INTERNATIONAL, INC., a Delaware corporation, A.G.S. STATIONERY, INC., a California corporation, and A.G.S. HOLDINGS, LLC, a California limited liability company (individually and collectively, "BORROWER"). This Agreement is made with respect to the following facts:

     A. Subordinated Creditor is a shareholder, partner or member of, or an investor in, Borrower, or is otherwise affiliated with Borrower; and has obtained, or hereafter may obtain, certain claims against Borrower in the nature of money owed.

     B. Senior Lender has extended or is proposing to extend various secured financial accommodations to Borrower for the purposes of, among others, providing working capital; however, Senior Lender is unwilling to provide or continue such financial accommodations to Borrower unless Subordinated Creditor subordinates its claims against Borrower in the manner set forth below. Subordinated Creditor hereby acknowledges and affirms that Senior Lender's financial accommodations to Borrower constitute valuable consideration to Subordinated Creditor.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, and to induce Senior Lender to extend such financial accommodations to Borrower as it may determine, and to better secure Senior Lender with respect to the foregoing, the parties hereby agree as follows:

     1. SUBORDINATION AND STANDBY.

     a. INDEBTEDNESS. Unless and until all "SENIOR INDEBTEDNESS" (as hereinafter defined) has been fully paid and satisfied in cash, and this Agreement has ceased to be effective, Subordinated Creditor shall not accept or receive, by setoff or in any other manner, from Borrower the whole or any part of any sums which may now or hereafter be owing to Subordinated Creditor by Borrower, or any of its predecessors, successors or assigns, including, without limitation, a receiver, trustee or debtor in possession (the term "BORROWER," as used hereinafter, shall include any such predecessors, successors or assigns) under or in connection with the "SUBORDINATED INDEBTEDNESS" (as hereinafter defined); PROVIDED, HOWEVER, that, notwithstanding the foregoing, unless and until the Subordinated Creditor receives written notice from Senior Lender that an "Event of Default" has occurred in respect of the Senior Indebtedness under the Loan and Security Agreement (hereinafter defined), Subordinated Creditor may continue to receive regularly scheduled payments of INTEREST ONLY on the Subordinated Indebtedness, but NO PRINCIPAL unless Senior Lender consents thereto in writing or such payment is then expressly permitted to occur under the terms of the Loan and Security Agreement.

     b. LIENS AND SECURITY INTERESTS. Any and all of Subordinated Creditor's liens and security interests against any assets of Borrower securing the Subordinated Indebtedness, whether now existing or hereafter granted or arising, shall in each case be expressly subject, subordinate and inferior to the rights, liens and interests held by Senior Lender with respect to the Senior Indebtedness. Without limitation of the foregoing, but in furtherance thereof, so long as this Agreement shall remain in effect:

     (1) Subordinated Creditor shall not commence, prosecute or participate in any other action, whether private, judicial, equitable, administrative or otherwise, including, without limitation, any bankruptcy case against Borrower or any of its assets, provided that, as more fully set forth in Section 5 hereof, Subordinated Creditor may file a proof of claim in a bankruptcy or insolvency proceeding involving Borrower, which proof of claim shall indicate Subordinated Creditor's subordination hereunder;

     (2) Subordinated Creditor shall have no right either to possess any such assets, enforce any security interests in, foreclose, levy or execute upon, or collect or attach any such assets, whether by private or judicial action or otherwise; and

     (3) Subordinated Creditor shall neither take, nor consent to or acquiesce in, the taking of, any action hereafter to set aside, challenge or otherwise dispute the existence or priority of any Senior Indebtedness or the creation, attachment, perfection or continuation of any lien or security interest of Senior Lender in any assets of Borrower.

     (c) Definitions.

     (1) "SENIOR INDEBTEDNESS". The term "SENIOR INDEBTEDNESS" shall mean, collectively, all "Obligations," as defined under that certain Loan and Security Agreement, dated of even date herewith, between Borrower and Senior Lender (as it may be amended or modified from time to time, the "LOAN AND SECURITY Agreement"), whether for principal, premium, interest (including all interest accruing after the initiation of any bankruptcy case, whether or not allowed), fees, expenses, indemnities or otherwise.

     (2) "SUBORDINATED INDEBTEDNESS". The term "SUBORDINATED INDEBTEDNESS" shall mean, collectively, all indebtedness, liabilities and other obligations of Borrower to Subordinated Creditor, whether the sums represent principal, interest, dividends, costs, attorneys' fees, charges, or other obligations due or not due, whether incurred directly or indirectly, whether absolute or contingent, and whether now existing or hereafter existing. The term shall include, particularly, but without limitation, all such indebtedness identified as such or Schedule "4" to the Loan and Security Agreement.

     2. Modifications of Indebtedness.

     a. SENIOR INDEBTEDNESS. Senior Lender shall have the right, without notice to Subordinated Creditor, to amend, supplement or modify the Senior Indebtedness, in accordance with the terms of the Loan and Security Agreement, including, without limitation, any extensions or shortening of time of payments (even if such shortening causes any Senior Indebtedness to be due on demand or otherwise), any revision of any amortization schedule with respect thereto, and any increase in the amount of the Senior Indebtedness, and Subordinated Creditor consents and agrees to any such amendment, supplement or modification.

     b. SUBORDINATED INDEBTEDNESS. Subordinated Creditor understands and agrees that no Subordinated Indebtedness may be created hereafter except as may be permitted under the Loan and Security Agreement, and no document, instrument or agreement evidencing all or any part of any Subordinated Indebtedness so created may be modified or amended without Senior Lender's prior written consent, which consent shall not be unreasonably withheld.

     3. Subordinated Indebtedness Owed Only to Subordinated Creditor.

     a. Subordinated Creditor warrants and represents that it has not previously assigned any interest in the Subordinated Indebtedness, that no other party owns an interest in any of the Subordinated Indebtedness (whether as joint holders, participants or otherwise), and that the entire Subordinated Indebtedness is owing only to Subordinated Creditor.

     b. Subordinated Creditor covenants and agrees that the entire Subordinated Indebtedness shall continue to be owing only to it; PROVIDED that Subordinated Creditor may assign some or all of its interest in the Subordinated Indebtedness after the assignee has executed and delivered to Senior Lender an agreement subordinating, in the manner set forth herein, all rights, remedies and interests with respect to the assigned Subordinated Indebtedness.

     c. Subordinated Creditor further warrants and represents that the only indebtedness owing by Borrower to it is the Subordinated Indebtedness (if any); that to the best of its knowledge as of the date hereof, there is no default or breach with respect to any of such indebtedness; and, specifically, that nothing herein contained and nothing contained in any other document, instrument or agreement with or in favor of Senior Lender constitutes a default or breach with respect to any of such indebtedness.

     4. PAYMENTS RECEIVED BY SUBORDINATED CREDITOR. If any payment, distribution or any collateral proceeds thereof is received by Subordinated Creditor from Borrower with respect to the Subordinated Indebtedness prior to the full payment and satisfaction of all the Senior Indebtedness and termination of this Agreement, Subordinated Creditor shall receive and hold the same in trust as trustee for the benefit of Senior Lender and shall forthwith deliver such assets to Senior Lender in precisely the form received (except for the endorsement or assignment by Subordinated Creditor where necessary), for application on any of the Senior Indebtedness, due or not due. In the event of the failure of Subordinated Creditor to make any such endorsement or assignment to Senior Lender, Senior Lender and any of its officers or agents are hereby irrevocably authorized to make such endorsement or assignment.

     5. CLAIMS IN BANKRUPTCY. In the event of any bankruptcy, assignment for the benefit of creditors or similar proceedings against Borrower, Subordinated Creditor shall file all claims it may have against Borrower, and shall direct the debtor in possession or trustee in bankruptcy, as appropriate, to pay over to Senior Lender all amounts due to Subordinated Creditor on account of the Subordinated Indebtedness until the Senior Indebtedness has been paid in full in cash. If Subordinated Creditor fails to file such claims as requested by Senior Lender, Senior Lender may file such claims on Subordinated Creditor's own behalf.

     6. POSTPETITION FINANCING; LIENS. In the event of any bankruptcy case against Borrower or any of the assets of Borrower, Subordinated Creditor hereby expressly consents to the granting by Borrower to Senior Lender of senior liens and priorities in connection with any post-petition financing of Borrower by Senior Lender.

     7. SALE OF ASSETS. In the event of a sale of some or all of the assets of Borrower, whether initiated by Senior Lender; I.E., as part of a liquidation of its liens and security interests, or initiated by Borrower with Senior Lender's consent, Subordinated Creditor agrees to release any security interest, lien or claim in such assets, or any of them, upon the request of Lender, whether or not Subordinated Creditor will receive any proceeds from such sale. Should Subordinated Creditor fail to do so within five (5) business days after its receipt of Lender's request, Lender may, acting as Subordinated Creditor's attorney-in-fact, do so itself in Subordinated Creditor's name.

     8. LEGEND. Any instrument at any time evidencing any Subordinated Indebtedness (herein, a "SUBORDINATED INSTRUMENT") will be forthwith inscribed with a provision conspicuously indicating that payment thereon is subordinated to the claims of Senior Lender under the Loan and Security Agreement, and copies thereof will forthwith be delivered to Senior Lender. Any instrument evidencing any of the Subordinated Indebtedness or any portion thereof which is hereafter executed will, on the date thereof, be inscribed with the aforesaid legend, and copies thereof will be delivered to Senior Lender on the date of its execution or within five (5) business days thereafter.

     9. ADDITIONAL REMEDIES. If Subordinated Creditor violates any of the terms of this Agreement, in addition to any remedies in law, equity or otherwise, Senior Lender may restrain such violation in any court of law and may interpose this Agreement as a defense in any action by Subordinated Creditor.

     10. SUBORDINATED CREDITOR'S WAIVERS.

     a. All of the Senior Indebtedness shall be deemed to have been made or incurred in reliance upon this Agreement. Subordinated Creditor expressly waives all notice of the acceptance by Senior Lender of the subordination and other provisions of this Agreement and agrees that Senior Lender has made no warranties or representations with respect to the legality, validity, enforceability, collectability or perfection of the Senior Indebtedness or any liens or security interests held in connection therewith.

     b. Subordinated Creditor agrees that Senior Lender shall be entitled to manage and supervise its loans in accordance with applicable law and its usual practices, modified from time to time as it deems appropriate under the circumstances, without regard to the existence of any rights that Subordinated Creditor may now or hereafter have in or to any assets. Senior Lender shall have no liability to Subordinated Creditor as a result of any and all lawful actions which Senior Lender takes or omits to take (including, without limitation, actions with respect to the creation, perfection or continuation of its liens or security interest, actions with respect to the occurrence of a Default, actions with respect to the foreclosure upon, sale, release or failure to realize upon, any of its collateral, and actions with respect to the collection of any claim for all or any part of the Senior Indebtedness from any account debtor or any other party), regardless of whether any such actions or omissions may affect Senior Lender's rights to deficiency or Subordinated Creditor's rights of subrogation or reimbursement.

     c. Senior Lender may, from time to time, enter into agreements and settlements with Borrower as it may determine, including, without limitation, any substitution of collateral, any release of any lien or security interest and any release of Borrower. Subordinated Creditor waives any and all rights it may have to require Senior Lender to marshall assets.

     11. WAIVERS. No waiver shall be deemed to be made by Senior Lender or Subordinated Creditor of any of their respective rights hereunder unless it is in writing signed by the waiving party. Each such waiver shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the waiving party or the obligations of the other party to the waiving party in any other respect at any other time.

     12. INFORMATION CONCERNING FINANCIAL CONDITION. Subordinated Creditor hereby assumes responsibility for keeping itself informed of the financial condition of Borrower and of all other circumstances bearing upon the risk of nonpayment of the Senior Indebtedness, and agrees that Senior Lender shall have no duty to advise it of information known to Senior Lender regarding such condition or any such circumstances. In the event Senior Lender, in its sole discretion, undertakes, at any time or from time to time, to provide any such information to Subordinated Creditor, Senior Lender shall be under no obligation
(i) to provide any such information to Subordinated Creditor on any subsequent occasion, (ii) to undertake any investigation not a part of its regular business routine, or (iii) to disclose any information which, pursuant to its commercial finance practices, Senior Lender wishes to maintain confidential.

     13. THIRD PARTY BENEFICIARIES.

     a. This Agreement is solely for the benefit of Senior Lender, Subordinated Creditor and their respective successors and assigns, and neither Borrower nor any other persons or entities are intended to be third party beneficiaries hereunder or to have any right, benefit, priority or interest under, or because of the existence of, or to have any right to enforce, this Agreement. Senior Lender and Subordinated Creditor shall have the right to modify or terminate this Agreement at any time without notice to or approval of Borrower or any other person or persons.

     b. Nothing in this Agreement is intended to or shall impair, as between Borrower and its creditors other than Senior Lender and Subordinated Creditor, the obligation of Borrower, which is absolute and unconditional, to pay to Subordinated Creditor the principal of and interest on the Subordinated Instrument and all of the Subordinated Indebtedness as and when the same shall become due and payable in accordance with their terms, or affect the relative rights of Subordinated Creditor and creditors of Borrower other than Senior Lender.

     c. Notwithstanding any of the foregoing, if any third party satisfies the Senior Indebtedness owing to Senior Lender, Senior Lender may assign its rights and remedies hereunder to such third party, and such third party shall be deemed to be Senior Lender for all purposes of this Agreement. If a determination is made in favor of any third party, including, without limitation, a trustee in bankruptcy, that Senior Lender's liens or security interests are invalid, avoidable or unperfected, the subordination set forth in Section 1 hereinabove shall be deemed null and void, but only to the extent of such invalidity, avoidability and imperfection.

     14. NOTICES. For the purposes of this Agreement, written notices shall be sent by U.S. first class mail, postage prepaid; or by U.S. certified mail, return receipt requested, postage prepaid; or by personal delivery; or by facsimile confirmed by the recipient; and addressed to the notified party at its address set forth below its signature line, or such other address specified by the party with like notice. Notices shall be deemed received five (5) business days after deposit in the U.S. mail, if sent by first class mail; upon the date set forth in the return receipt, if by certified mail; on the day of confirmation of delivery by the recipient, if by facsimile; or on the day of transmittal by personal delivery.

     15. EFFECTIVENESS. This Agreement shall continue in effect until all Senior Indebtedness has been fully paid and satisfied and all commitments of Senior Lender in regard thereto have been terminated.

     16. CONSENT TO JURISDICTION; ADDITIONAL WAIVERS. SUBORDINATED CREDITOR AND SENIOR LENDER EACH CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN NEW YORK, NEW YORK. SUBORDINATED CREDITOR WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT, AND CONSENTS THAT ALL SERVICE OF PROCESS BE MADE IN THE MANNER SET FORTH IN SECTION 14 OF THIS AGREEMENT. SUBORDINATED CREDITOR AND SENIOR LENDER EACH WAIVES, TO THE FULLEST EXTENT EACH MAY EFFECTIVELY DO SO, ANY DEFENSE OR OBJECTION BASED UPON FORUM NON CONVENIENS AND ANY DEFENSE OR OBJECTION TO VENUE OF ANY ACTION INSTITUTED WITHIN NEW YORK, NEW YORK. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO THIS AGREEMENT.

     17. GOVERNING LAW. THIS AGREEMENT HAS BEEN DELIVERED AND ACCEPTED AT AND SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF GEORGIA, AND SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

     18. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties' respective successors and assigns, subject to the provisions hereof.

     19. INTEGRATED AGREEMENT. This Agreement sets forth the entire understanding of the parties with respect to the within matters and may not be modified or amended except upon a writing signed by all parties.

     20. AUTHORITY. Each of the signatories hereto certifies that such party has all necessary authority to execute this Agreement.

     21. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each one of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

     WITNESS the hand of the Subordinated Creditor.


                                  "Subordinated Creditor"

                                  ---------------------------------------
                                  COLIN DYNE, Individually

                                  Address for Notices:

                                  C/O TAG-IT PACIFIC, INC.
                                  ---------------------------------------
                                  21900 BURBANK BLVD., SUITE 270
                                  ---------------------------------------
                                  WOODLAND HILLS, CA 91367
                                  ---------------------------------------


                                  ---------------------------------------
                                  MARK DYNE, Individually

                                  Address for Notices:

                                  C/O TAG-IT PACIFIC, INC.
                                  ---------------------------------------
                                  21900 BURBANK BLVD., SUITE 270
                                  ---------------------------------------
                                  WOODLAND HILLS, CA 91367
                                  ---------------------------------------


                                  ESTATE OF HAROLD DYNE

                                  By:
                                      -----------------------------------
                                      Name:
                                            -----------------------------
                                      Title:
                                            -----------------------------

                                  Address for Notices:

                                  C/O TAG-IT PACIFIC, INC.
                                  ---------------------------------------
                                  21900 BURBANK BLVD., SUITE 270
                                  ---------------------------------------
                                  WOODLAND HILLS, CA 91367
                                  ---------------------------------------


                                  MONDO HOLDINGS PTY.LTD.
                                  By:
                                     ------------------------------------
                                     Name:
                                           ------------------------------
                                     Title:
                                           ------------------------------

                                  Address for Notices:

                                  C/O TAG-IT PACIFIC, INC.
                                  ---------------------------------------
                                  21900 BURBANK BLVD., SUITE 270
                                  ---------------------------------------
                                  WOODLAND HILLS, CA 91367
                                  ---------------------------------------

All of the foregoing is consented           Accepted in Atlanta, Georgia
and agreed to as of the date first          as of May __, 2001
set forth above:

"Borrower"                                  UPS Capital Global Trade Finance
                                            Corporation

TAG-IT PACIFIC, INC.

By:  ________________________               By:
                                                  -----------------------------
     Name:  COLIN DYNE                      NAME:
           -------------------                    -----------------------------
     Title:    PRESIDENT                    Title:
           -------------------                    -----------------------------

                                            Address for Notices:
TAG-IT, INC.                                UPS Capital Global Trade Finance
                                               Corporation
                                            Legal Department
By:                                         35 Glenlake Parkway, N.E.
     ------------------------------         Suite 360
       Name:  COLIN DYNE                    Atlanta, Georgia 30328
              ---------------------
       Title:    PRESIDENT
                 ------------------


TALON INTERNATIONAL, INC.

By:
     -------------------------------
       Name:  COLIN DYNE
              ----------------------
       Title:    PRESIDENT
                 -------------------


A.G.S. STATIONERY, INC.

By:
     -------------------------------
       Name:  COLIN DYNE
              ----------------------
       Title:    PRESIDENT
                 -------------------


A.G.S. HOLDINGS, LLC

By:
     -------------------------------
       Name:  COLIN DYNE
              ----------------------
       Title:    MANAGER
                 -------------------

                                   EXHIBIT "H"


                          TELEPHONE INSTRUCTIONS LETTER

Date:          May __, 2001

To:            UPS Capital Global Trade Finance Corporation ("LENDER" or "YOU")

From:          TAG-IT PACIFIC, INC. ("BORROWER AGENT")

Reference:     Loan and Security Agreement of even date herewith between
               Lender and Borrower (the "LOAN AGREEMENT"; capitalized terms used herein, but not defined herein, shall have the meanings given to such terms in the Loan Agreement)

     From any Advance under the Loan Agreement which you make to Borrower, we hereby authorize and direct you, on its behalf, to make disbursements from time to time for its account to bank account number maintained with ________________ ______________________________, upon receipt of telephone instructions from any of the following persons or their respective designees:


            NAME                                        TITLE





     You shall have no liability to Borrower whatsoever for acting upon any such telephone instruction which you, in good faith, believe was given by any of the above designated persons or their respective designees and you shall have no duty to inquire as to the propriety of any disbursement.

     You shall have the right to accept the telephone instructions of any of the above designated persons or their respective designees unless and until actual receipt by you from us of written notice of termination of the authority of any such designated persons. Borrower may change persons designated to give you telephone instructions only by delivering to you written notice of such change, signed by Borrower Agent.

     Unless and until you advise us to the contrary, each telephone instruction from the above-named persons or their respective designees shall be followed by a written confirmation of the request for disbursement in such form as you make available from time to time to use for such purpose.


                                        Very truly yours,


                                        TAG-IT PACIFIC, INC., Borrower Agent


                                        By:
                                           ------------------------------------
                                             Name:  COLIN DYNE
                                                    ---------------------------
                                             Title: PRESIDENT
                                                    ---------------------------

                                   EXHIBIT "I"


                         [REPLACED WITH WELLS FARGO BANK
                         "FOUR PARTY LOCKBOX AGREEMENT"]

                                   EXHIBIT "J"


                             OFFICER'S CERTIFICATE

                         Borrower: TAG-IT PACIFIC, INC.


I hereby certify that:

1. I am a duly elected, qualified and serving Officer of Borrower having the title inscribed below;

2. Borrower is a corporation organized and existing under the laws of the State of Delaware, having its registered office and registered agent in such state;

3. Attached hereto as EXHIBIT "A" is a true, correct and complete copy of the certificate of incorporation of Borrower as in effect on the date hereof;

4. Attached hereto as EXHIBIT "B" is a true, correct and complete copy of the bylaws of Borrower as in effect on the date hereof;

5. Attached hereto as EXHIBIT "C" is a true, correct and complete copy of resolutions of Borrower duly adopted at a meeting of the board of directors of Borrower, held on or prior to the date hereof, at which a quorum was present and acting throughout;

6. Said meeting was duly authorized by the bylaws and certificate of incorporation (the "Organization Documents") of Borrower;

7. The actions taken at such meeting and reflected in said resolutions are authorized by the Organization Documents of Borrower; and said resolutions are now in full force and effect and have not been modified or amended.


     So certified to as of May 30, 2001.


                                            -----------------------------------
                                            Name:    Colin Dyne
                                            Title:   Chief Executive Officer
                                                     Tag-It Pacific, Inc.

                              OFFICER'S CERTIFICATE

                             Borrower: TAG-IT, INC.

I hereby certify that:

1. I am a duly elected, qualified and serving Officer of Borrower having the title inscribed below;

2. Borrower is a corporation organized and existing under the laws of the State of California, having its registered office and registered agent in such state;

3. Attached hereto as EXHIBIT "A" is a true, correct and complete copy of the articles of incorporation of Borrower as in effect on the date hereof;

4. Attached hereto as EXHIBIT "B" is a true, correct and complete copy of the bylaws of Borrower as in effect on the date hereof;

5. Attached hereto as EXHIBIT "C" is a true, correct and complete copy of resolutions of Borrower duly adopted at a meeting of the board of directors of Borrower, held on or prior to the date hereof, at which a quorum was present and acting throughout;

6. Said meeting was duly authorized by the bylaws and articles of incorporation (the "Organization Documents") of Borrower;

7. The actions taken at such meeting and reflected in said resolutions are authorized by the Organization Documents of Borrower; and said resolutions are now in full force and effect and have not been modified or amended.


                  So certified to as of May 30, 2001.


                                            -----------------------------------
                                            Name:    Colin Dyne
                                            Title:   President and Secretary
                                                     Tag-It, Inc.

                              OFFICER'S CERTIFICATE

                       Borrower: TALON INTERNATIONAL, INC.


I hereby certify that:

1. I am a duly elected, qualified and serving Officer of Borrower having the title inscribed below;

2. Borrower is a corporation organized and existing under the laws of the State of Delaware, having its registered office and registered agent in such state;

3. Attached hereto as EXHIBIT "A" is a true, correct and complete copy of the certificate of incorporation of Borrower as in effect on the date hereof;

4. Attached hereto as EXHIBIT "B" is a true, correct and complete copy of the bylaws of Borrower as in effect on the date hereof;

5. Attached hereto as EXHIBIT "C" is a true, correct and complete copy of resolutions of Borrower duly adopted at a meeting of the board of directors of Borrower, held on or prior to the date hereof, at which a quorum was present and acting throughout;

6. Said meeting was duly authorized by the bylaws and certificate of incorporation (the "Organization Documents") of Borrower;

7. The actions taken at such meeting and reflected in said resolutions are authorized by the Organization Documents of Borrower; and said resolutions are now in full force and effect and have not been modified or amended.

                  So certified to as of May 30, 2001.


                                            -----------------------------------
                                            Name:    Colin Dyne
                                            Title:   President and Secretary
                                                     Talon International, Inc.

                              OFFICER'S CERTIFICATE

                        Borrower: A.G.S. STATIONERY, INC.


I hereby certify that:

1. I am a duly elected, qualified and serving Officer of Borrower having the title inscribed below;

2. Borrower is a corporation organized and existing under the laws of the State of California, having its registered office and registered agent in such state;

3. Attached hereto as EXHIBIT "A" is a true, correct and complete copy of the articles of incorporation of Borrower as in effect on the date hereof;

4. Attached hereto as EXHIBIT "B" is a true, correct and complete copy of the bylaws of Borrower as in effect on the date hereof;

5. Attached hereto as EXHIBIT "C" is a true, correct and complete copy of resolutions of Borrower duly adopted at a meeting of the board of directors of Borrower, held on or prior to the date hereof, at which a quorum was present and acting throughout;

6. Said meeting was duly authorized by the bylaws and articles of incorporation (the "Organization Documents") of Borrower;

7. The actions taken at such meeting and reflected in said resolutions are authorized by the Organization Documents of Borrower; and said resolutions are now in full force and effect and have not been modified or amended.


                       So certified to as of May 30, 2001.


                                            -----------------------------------
                                            Name:    Colin Dyne
                                            Title:   President and Secretary
                                                     A.G.S. Stationery, Inc.

                              OFFICER'S CERTIFICATE

                         Borrower: A.G.S. HOLDINGS, LLC

I hereby certify that:

1. I am a duly elected, qualified and serving Manager of Borrower having the title inscribed below;

2. Borrower is a limited liability company organized and existing under the laws of the State of Delaware, having its registered office and registered agent in such state;

3. Attached hereto as EXHIBIT "A" is a true, correct and complete copy of the certificate of formation of Borrower as in effect on the date hereof;

4. Attached hereto as EXHIBIT "B" is a true, correct and complete copy of the formation agreement of Borrower as in effect on the date hereof;

5. Attached hereto as EXHIBIT "C" is a true, correct and complete copy of resolutions of Borrower duly adopted at a meeting of the managers of Borrower, held on or prior to the date hereof, at which a quorum was present and acting throughout;

6. Said meeting was duly authorized by the formation agreement and certificate of formation (the "Organization Documents") of Borrower;

7. The actions taken at such meeting and reflected in said resolutions are authorized by the Organization Documents of Borrower; and said resolutions are now in full force and effect and have not been modified or amended.


                       So certified to as of May 30, 2001.


                                            -----------------------------------
                                            Name:    Colin Dyne
                                            Title:   Manager
                                                     A.G.S. Holdings, LLC

                                   EXHIBIT "K"


                     EXHIBIT "A" TO UCC FINANCING STATEMENT

Debtor:           __ TAG-IT PACIFIC, INC.
                  __ TAG-IT, INC.
                  __ TALON INTERNATIONAL, INC.
                  __ DELAWARE TALON INTERNATIONAL, INC.
                  __ A.G.S. STATIONERY, INC.
                  __ A.G.S. HOLDINGS, LLC

Secured Party:    UPS CAPITAL GLOBAL TRADE FINANCE CORPORATION


     All of the following property, or interests in property, of Debtor, whether now owned or hereafter acquired, wherever arising and wherever located in the United States of America (if tangible property):

     "ACCOUNTS RECEIVABLE COLLATERAL." All accounts, accounts receivable, contract rights, instruments, chattel paper and general intangibles in the nature of payment obligations owing to Debtor, including, without limitation, all rights of Debtor to payment for goods sold or leased, or to be sold or to be leased, or for services rendered or to be rendered, howsoever evidenced or incurred, together with all returned or repossessed goods and all books, records, computer tapes, programs and ledger books arising therefrom or relating thereto, all whether now owned or hereafter acquired and howsoever arising.

     "BALANCES COLLATERAL." All property of Debtor left with Secured Party or in its possession, custody or control now or hereafter, including any escrow deposits or earnest money.

     "SECURITIES COLLATERAL." All securities and investment property now owned or hereafter acquired by Debtor limited, in the case of subsidiaries of Debtor incorporated (or otherwise organized) in a jurisdiction outside the United States of America, to not more than sixty-five percent (65%) of the issued and outstanding equity interests owned by Debtor therein.

     "EQUIPMENT COLLATERAL." All equipment and fixtures of Debtor, whether now owned or hereafter acquired, wherever located in the United States of America, including, without limitation, all machinery, furniture, furnishings, leasehold improvements, computer hardware, motor vehicles, forklifts, rolling stock, dies and tools used or useful in Debtor's business operations.

     "INTANGIBLES COLLATERAL." All general intangibles of Debtor, whether now existing or hereafter acquired or arising, including, without limitation, all copyrights, royalties, tax refunds, rights to tax refunds, trademarks, trade names, service marks, patent and proprietary rights, blueprints, drawings, designs, trade secrets, plans, diagrams, schematics and assembly and display materials relating thereto, all customer lists, all books and records, all computer software and programs, and all rights of Debtor as purchaser, lessee, licensee or indemnitee under any contract.

     "INVENTORY COLLATERAL." All inventory of Debtor, whether now owned or hereafter acquired, wherever located in the United States of America, including, without limitation, all goods of Debtor held for sale or lease or furnished or to be furnished under contracts of service, all goods held for display or demonstration, goods on lease or consignment, spare parts, repair parts, returned and repossessed goods, all raw materials, work-in-process, finished goods, catalysts and supplies used or consumed in Debtor's business, together with all documents, documents of title, dock warrants, dock receipts, warehouse receipts, bills of lading or orders for the delivery of all, or any portion, of the foregoing.

     "PROCEEDS" AND "PRODUCTS." All proceeds and products of the foregoing.

                                   EXHIBIT "L"


                   [AKIN, GUMP, STRAUSS, HAUER & FELD, L.L.P.
                                ATTORNEYS AT LAW]


                                  May 31, 2001



UPS Capital Global Trade Finance Corporation
35 Glenlake Parkway, N.E.
Suite 360
Atlanta, Georgia 30328

     RE: LOAN AND SECURITY AGREEMENT DATED MAY 30, 2001 AND OTHER DOCUMENTS BY AND BETWEEN TAG-IT PACIFIC, INC., TALON INTERNATIONAL, INC., TAG-IT, INC., A.G.S. HOLDINGS, LLC, A.G.S. STATIONERY, INC. AND UPS CAPITAL GLOBAL TRADE FINANCE CORPORATION

Ladies and Gentlemen:

     We are acting as special counsel to Tag-It Pacific, Inc., a Delaware corporation ("TAG-IT"), Talon International, Inc., a Delaware corporation ("TALON"), Tag-It, Inc., a California Corporation ("TAG-IT, INC."), A.G.S. Holdings LLC, a Delaware limited liability company, ("AGS HOLDINGS") and A.G.S. Stationery, Inc., a California corporation ("AGS") (Tag-It, Talon, Tag-It, Inc., AGS Holdings and AGS are collectively referred to as the "BORROWERS"), in connection with the financing transaction (the "TRANSACTION") pursuant to that certain Loan and Security Agreement (the "AGREEMENT") dated as of May 30, 2001 by and among the Borrowers and UPS Capital Global Trade Finance Corporation, a Delaware corporation (the "LENDER"). This opinion is rendered pursuant to
Section 11.6 of the Agreement. All capitalized terms used in this letter without definition, have the meanings assigned to them in the Agreement.

     In connection with this letter, we have examined executed originals or copies of executed originals of each of the documents listed on Exhibit "A" attached hereto (collectively the "TRANSACTION DOCUMENTS"), each of which is dated the date hereof, unless otherwise noted. In addition, we have examined the documents listed on Exhibit "B" attached hereto (collectively, the "DUE DILIGENCE DOCUMENTS").

     We have examined originals or certified copies of such corporate records of the Borrowers and other certificates and documents of officials of the Borrowers, public officials and others as we have deemed appropriate for purposes of this letter. As to various questions of fact relevant to this letter, we have relied, without independent investigation, upon the Due Diligence Documents, a certificate of an officer of each of the Borrowers, and the representations and warranties of each of the parties in the Transaction Documents, all of which we assume to be true, correct and complete. We have made no investigation or review of any matters relating to the Borrowers or any other Person other than as expressly listed herein. We wish to inform you that our knowledge is necessarily limited due to the limited scope of our review. In addition, we have made no inquiry of the Borrowers or any other person or entity (including governmental authorities), and no review of, any judgments, orders, decrees, franchises, licenses, certificates, permits or other public records or agreements to which any Borrower is a party other than
(1) the Good Standing Certificates, and (2) the matters set forth in the officer's certificates listed on the attached Exhibit "C", and our "knowledge" of any such matters is accordingly limited.

     We have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to authentic original documents of all copies submitted to us as conformed, certified or reproduced copies. We have also assumed: (a) the legal capacity of natural persons, (b) the corporate or other power and due authorization of each person not a natural person to (i) execute and deliver all documents reviewed by us, and (ii) perform each of its obligations under, and to consummate the transactions contemplated by, all such documents (other than the corporate power and corporate authority of the Borrowers to execute and deliver, and to perform their obligations under, the Transaction Documents), (c) the due execution and delivery of all documents reviewed by us by all parties thereto (other than the due execution of the Transaction Documents by the Borrowers), and (d) that each such document constitutes the legal, valid and binding obligation of each party thereto, enforceable against each such party in accordance with its terms (other than the validity, binding effect or enforceability of the Transaction Documents against the Borrowers).

     Based upon the foregoing and subject to the assumptions, exceptions, qualifications and limitations set forth hereinafter, we are of the opinion that:

     1. Each of Tag-It and Talon is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware, the jurisdiction of their organization. AGS and Tag-It, Inc. are duly incorporated, validly existing and in good standing under the laws of California, the jurisdiction of their organization. AGS Holdings is a limited liability company duly formed and validly existing and in good standing under the Limited Liability Company Act of the State of Delaware (the "DLLCA") and has the limited liability company power and authority to carry on its business as contemplated by the Transaction Documents. Each of the Borrowers, except AGS Holdings, has all requisite corporate power and corporate authority to enter into the Transaction Documents, to perform its obligations thereunder and to consummate the transactions contemplated thereby. AGS Holdings has all requisite limited liability company power and limited liability company authority to enter into the Transaction Documents, to perform its obligations thereunder and to consummate the transactions contemplated thereby.

     2. The execution and delivery of the Transaction Documents by the Borrowers and the performance by the Borrowers of their obligations thereunder have been duly authorized by all necessary corporate or company action on the part of the Borrowers. The Transaction Documents have been duly and validly executed and delivered by the Borrowers. The Transaction Documents constitute the valid and binding obligation of the Borrowers, enforceable against the Borrowers in accordance with their terms.

     3. The execution and delivery of the Transaction Documents by each of the Borrowers do not, and the due performance by each of the Borrowers of their obligations under and in accordance with the terms of the Transaction Documents will not, (a) result in any violation of the current Certificate or Articles of Incorporation, or Certificate of Formation, as the case may be, or the By-Laws or Formation Agreement, as the case may be, of each of the Borrowers; or (b) result in any violation of any order, writ, judgment or decree known by us to be binding upon any of the Borrowers; or (c) assuming that the Subordination Agreement, listed on Exhibit "B", is duly executed and delivered by each of the parties thereto and in full force and effect, breach or result in a default under any agreement or instrument (the "MATERIAL AGREEMENTS") listed on Exhibit "D" attached hereto.

     4. To our knowledge, there are no material pending or threatened lawsuits against the Borrowers other than the matters previously disclosed to the Lender, or other than those occurring in the ordinary course of business or listed on Exhibit "E" attached hereto.

     5. To our knowledge, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body (each, a "FILING") is required under any of the Included Laws for the due execution and delivery of the Transaction Documents by the Borrowers and the performance by the Borrowers of their obligations under the Transaction Documents, except (i) Filings necessary in order to obtain and maintain perfection of liens, (ii) routine Filings necessary in connection with the conduct of each of the Borrower's businesses, (iii) Filings necessary in connection with the exercise of remedies under the Transaction Documents, (iv) such other Filings as have been maintained or made, and (v) Filings required to maintain corporate and similar standing and existence.

     The opinion and other matters in this letter are qualified in their entirety and subject to the following:

     A. We express no opinion as to the laws of any jurisdiction other than the Included Laws. We have made no special investigation or review of any published constitutions, treaties, laws, rules or regulations or judicial or administrative decisions ("LAWS"), other than a review of the Laws of (i) the State of California, (ii) the General Corporation Law of the State of Delaware, (iii) the DLLCA and (iv) the Federal Laws of the United States of America. For purposes of this opinion, the term "INCLUDED LAWS" means the items described in clauses (i),
          (ii), (iii) and (iv) of the preceding sentence that are, in our experience, normally applicable to transactions of the type contemplated in the Agreement. The term Included Laws specifically excludes (a) any Laws of the State of Delaware that are not included in the General Corporation Law of the State of Delaware or the DLLCA;
          (b) Laws of any counties, cities, towns, municipalities and special political subdivisions and any agencies thereof; (c) Laws relating to land use, zoning and building code issues, taxes, environmental issues, intellectual property laws, antitrust issues, Federal Reserve Board margin regulation issues and securities law issues; and (d) the conflicts of law rules of any state.

     B. This letter and the matters addressed herein are as of the date hereof or such earlier date as is specified herein, and we undertake no, and hereby disclaim any, obligation to advise you of any change in any matter set forth herein, whether based on a change in the law, a change in any fact relating to the Borrowers or any other Person, or any other circumstance. This opinion letter is limited to the matters expressly stated herein and no opinions are to be inferred or may be implied beyond the opinions expressly set forth herein.

     C. When used in this letter, the phrases "KNOWN TO US", "TO OUR ACTUAL KNOWLEDGE", "OUR BELIEF" and similar phrases (i) mean the conscious awareness of facts or other information by (a) the lawyer in the firm who signed this letter, (b) any lawyer in our firm actively involved in negotiating and preparing this opinion and (c) solely as to information relevant to a particular opinion, issue or confirmation regarding a particular factual matter, any lawyer in our firm who is responsible for providing the response concerning that particular opinion, issue or confirmation, and (ii) do not require or imply (a) any examination of this firm's, such lawyer's or any other person's or entity's files, (b) that any inquiry be made of the client, any lawyer (other than the lawyers described above), or any other person or entity, or (c) any review or examination of any agreements, documents, certificates, instruments or other matters (including, but not limited to, the exhibits and schedules of the Transaction Documents and the Due Diligence Documents and the various paper referred to in or contemplated by the Transaction Documents and the Due Diligence Documents and the respective exhibits and schedules thereto) other than the Transaction Documents and the Due Diligence Documents.

     D. The opinions expressed in the first sentence of paragraph 1 as it applies to the Borrowers are given solely on the basis of certificates of the State agencies or officials (the "GOOD STANDING CERTIFICATES") set forth in Exhibit "B" hereto and speak only as of the dates indicated in such Exhibit rather than the date hereof. In determining from which State agencies to obtain the Good Standing Certificates, we have relied, without further inquiry, on the advice of Charles Baclet and Associates, Inc. The opinion is limited to the meaning ascribed to such certificates by each applicable State agency and applicable Law.

     E. The matters expressed in this letter are subject to and qualified and limited by (i) applicable bankruptcy, insolvency, fraudulent transfer and conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally; (ii) general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity); (iii) commercial reasonableness and unconscionability and an implied covenant of good faith and fair dealing; (iv) the power of the courts to award damages in lieu of equitable remedies; and (v) securities laws and public policy underlying such laws with respect to rights to indemnification and contribution.

     F. We express no opinion with respect to fairness of the Transaction Documents or any other matter, and in rendering the opinions expressed herein, we have assumed, with your consent, that a court of competent jurisdiction would find all such matters were entirely fair. We have assumed that no fraud, dishonesty, forgery, coercion, duress or breach of fiduciary duty exists or will exist with respect to any of the matters relevant to the opinions expressed in this letter.

     G. We express no opinion as to (i) the compliance of the transactions contemplated by the Transaction Documents with any regulations or governmental requirements applicable to any party; (ii) the financial condition or solvency of the Borrowers; (iii) the ability (financial or otherwise) of the Borrowers or any other party to meet their respective obligations under the Transaction Documents, other than the corporate or limited liability company power and authority of the Borrowers specifically addressed in the numbered paragraphs above;
          (iv) the compliance with the Transaction Documents or the transactions contemplated thereby, or as to the effect of any of the foregoing, under antifraud provisions of the Federal and State securities laws, rules and regulation; and (v) the conformity of the Transaction Documents to any term sheet or commitment letter.

     H. We note that the choice of law provisions in section 10.14 of the Agreement , section 11(c) of the Pledge Agreement, and paragraph 7 of the Collateral Assignment and Security Agreement (Trademarks) select the laws of New York to apply to the Agreement. As explained in paragraph A above, we are not expressing an opinion as to the Laws of that jurisdiction. Accordingly, with respect to the opinions expressed in paragraphs 1, 2, 3, 4 and 5 of this letter, we have assumed, with your concurrence, that the Laws of the State of California had been selected in such choice of law provisions to be the governing law of the Agreement. We note that this assumption is directly in conflict with specific terms of the Agreement.

     I. This letter is solely for your benefit, and no other person shall be entitled to rely upon the opinion expressed herein. Without our prior written consent, this letter may not be quoted in whole or in part or otherwise referred to in any document and may not be furnished or otherwise disclosed to or used by any other person, except for (i) delivery of copies hereof to counsel for the addressees hereof, (ii) inclusion of copies hereof in a closing file or (iii) as may be required by applicable law.

     This law firm is a registered limited liability partnership organized under the laws of the State of Texas.


                                      Very truly yours,



                                      AKIN, GUMP, STRAUSS, HAUER & FELD, L.L.P.

                                    EXHIBIT A

                              TRANSACTION DOCUMENTS

1. Loan and Security Agreement, dated as of May 30, 2001, by and between Tag-It Pacific, Inc., Talon International, Inc., Tag-It, Inc., A.G.S. Holdings, LLC, A.G.S. Stationery, Inc. and UPS Capital Global Trade Finance Corporation

2. Master Note, dated as of May 30, 2001, by and between Tag-It Pacific, Inc., Talon International, Inc., Tag-It, Inc., A.G.S. Holdings, LLC and A.G.S. Stationery, Inc.

3. Pledge Agreement, dated as of May 30, 2001, by and between Tag-It Pacific, Inc., A.G.S. Holdings, LLC and UPS Capital Global Trade Finance Corporation

4. Collateral Assignment and Security Agreement (Trademarks) dated as of May 30, 2001, executed by Tag-It Pacific, Inc. in favor of UPS Capital Global Trade Finance Corporation

                                    EXHIBIT B

                             DUE DILIGENCE DOCUMENTS


1.   Office of the Secretary of the State Delaware

     a) Long Form Certificate of Good Standing dated May 29, 2001 for Tag-It Pacific, Inc.
     b) Long Form Certificate of Good Standing dated May 24, 2001 for Talon International, Inc.
     c) Long Form Certificate of Good Standing dated May 29, 2001 for A.G.S. Holdings, LLC.

2.   Office of the Secretary of the State of California

     a) Certificate of Status of a Domestic Corporation for A.G.S. Stationery, Inc. dated May 24, 2001.
     b) Certificate of Status of a Domestic Corporation for Tag-It, Inc. dated May 29, 2001
     c) Certificate of Status of a Foreign Corporation for Tag-It Pacific, Inc. dated May 24, 2001
     d) Certificate of Status of a Foreign Corporation for Talon International, Inc. dated May 24, 2001

3.   Franchise Tax Board of the State of California

     a)   Letter of Good Standing for A.G.S. Stationery, Inc. dated May 24, 2001
     b)   Letter of Good Standing for Tag-It Pacific, Inc. dated May 29, 2001
     c)   Letter of Good Standing for Talon International, Inc. dated May 24,
          2001
     d)   Letter of Good Standing for Tag-It, Inc., dated May 29, 2001

4.   Tag-It Pacific, Inc.

     a)   Bylaws
     b) Certificate of Incorporation, Certificates of Designation, Certificate of Renewal, Certificate of Amendment certified by the Secretary of the State of Delaware on March 16, 2001
     c) Resolutions of the Board of Directors approving the Transaction dated May 23, 2001

5.   Talon International, Inc.

     a)   Bylaws
     b) Certificate of Incorporation certified by the Secretary of the State of Delaware on May 24, 2001

     c) Resolutions of the Board of Directors approving the Transaction dated May 23, 2001

6.   A.G.S. Stationery, Inc.

     a)   Bylaws
     b) Articles of Incorporation certified by the Secretary of the State of California on May 24, 2001
     c) Resolutions of the Board of Directors approving the Transaction dated May 23, 2001

7.   A.G.S. Holdings, LLC

     a)   Formation Agreement
     b) Certificate of Formation certified by the Secretary of the State of Delaware on May 29, 2001
     c)   Resolutions of the Managers approving the Transaction dated May 23,
          2001

8.   Tag-It, Inc.

     a)   Bylaws
     b) Articles of Incorporation certified by the Secretary of the State of California on December 14, 2000
     c) Resolutions of the Board of Directors approving the Transaction dated May 23, 2001

9. Subordination Agreement dated as of May 30, 2001, by Colin Dyne, Mark Dyne, Estate of Harold Dyne and Monto Holdings Pty, Ltd. in favor of UPS Capital Global Trade Finance Corporation

                                    EXHIBIT C

                              OFFICER'S CERTIFICATE

1. Officer's Certificate dated May 30, 2001 signed by Colin Dyne on behalf of Tag-It.

2. Officer's Certificate dated May 30, 2001 signed by Colin Dyne on behalf of Talon.

3.   Officer's Certificate dated May 30, 2001 signed by Colin Dyne on behalf of
     AGS.

4. Manager's Certificate dated May 30, 2001 signed by Colin Dyne on behalf of AGS Holdings.

5. Officer's Certificate dated May 30, 2001 signed by Colin Dyne on behalf of Tag-It, Inc.

                                    EXHIBIT D

                               MATERIAL AGREEMENTS



1. Promissory Note, dated September 30, 1996, provided by Tag-It, Inc. to Harold Dyne.

2.   Promissory Note, dated June 30, 1991, provided by Tag-It, Inc. to Harold
     Dyne.

3.   Promissory Note, dated January 31, 1997, provided by Tag-It Inc. to Mark
     Dyne.

4. Promissory Note, dated January 19, 1995, provided by Pacific Trim & Belt, Inc. to Monto Holdings Pty. Ltd.

5. Promissory Note, dated August 23, 1996, provided by Tag-It, Inc. to NPM Investments, Inc.

6.   Promissory Note, dated August 31, 1997, provided by Colin Dyne to Tag-It,
     Inc.

7. Promissory Note, dated August 31, 1997, provided by Harold Dyne to Pacific Trim & Belt, Inc.

8.   Promissory Note, dated October 15, 1997, provided by Colin Dyne to Tag-It,
     Inc.

9. Promissory Note, dated October 15, 1997, provided by Harold Dyne to Pacific Trim & Belt, Inc.

10.  Formation Agreement of AGS Holdings L.L.C., dated as of October 17, 1997.

11. Promissory Note, dated October 21, 1997, provided by Tag-It, Inc. to NPM Investments, Inc.

12. Contract for Manufacturing Services between USA and Mexico, between Tag-It, Inc. and Tagit de Mexico, S.A. de C.V.

13. Securities Purchase Agreement, dated December 31, 1997, between Tag-It Pacific, Inc. and Cruttenden Roth Bridge Fund, LLC. Amendment to Securities Purchase Agreement, dated January 20, 1998, among Tag-It Pacific, Inc., Cruttenden Roth Bridge Fund, LLC and Beta Research Corporation.

14. Series B Convertible Preferred Stock Agreement, dated as of April 3, 2000, between the Registrant and Grupo Industrial Cierres Ideal, S.A. de C.V.

15. Talon License and Distribution Agreement, dated April 3, 2000, between Tag-It Pacific, Inc. and Grupo Industrial Cierres Ideal, S.A. de C.V.

16. Consignment Inventory Purchase Agreement, dated September 30, 2000, between Tag-It Pacific, Inc. and Grupo Industrial Cierres Ideal, S.A. de C.V.

17. Guaranty, dated as of October 4, 2000, by A.G.S. Stationery, Inc. in favor or Mark I. Dyne.

18. Guaranty, dated as of October 4, 2000, by Tag-It, Inc. in favor of Mark I. Dyne.

19. Guaranty, dated as of October 4, 2000, by Talon International, Inc. in favor of Mark I. Dyne.

20. Intercreditor Agreement, dated as of October 4, 2000, by and among Mark I. Dyne, Sanwa Bank California, Tag-It Pacific, Inc., Tag-It, Inc., Talon International, Inc. and A.G.S. Stationery, Inc.

21. Security Agreement, dated as of October 4, 2000, between A.G.S. Stationery, Inc. and Mark I. Dyne.

22. Security Agreement, dated as of October 4, 2000, between Tag-It, Inc. and Mark I. Dyne.

23. Security Agreement, dated as of October 4, 2000, between Talon International Inc. and Mark I. Dyne.

24. Security Agreement, dated as of October 4, 2000, between Tag-It Pacific, Inc. and Mark I. Dyne.

25. Convertible Secured Subordinated Promissory Note, dated October 4, 2000, provided by Mark I. Dyne to Tag-It Pacific, Inc..

26. Trim Handling Agreement, dated as of December 29, 1999, among Tag-It Pacific, Inc., Tarrant Apparel Group, Inc. & Tagmex and Tag-It de Mexico S.A.

27. Supply Agreement entered into on December 22, 2000, by and between Tag-It Pacific, Inc., Hubert Guez, Paul Guez and Azteca Production International, Inc., AZT International SA D RL, and Commerce Investment Group, LLC.

28. Investor Rights Agreement entered into on December 22, 2000, by and between Tag-It Pacific, Inc. and Commerce Investment Group, LLC.

29. Voting Agreement entered into on December 22, 2000, by and between Tag-It Pacific, Inc., Hubert Guez, Paul Guez and Azteca Production International, Inc., AZT International SA D RL, Commerce Investment Group, LLC, and Colin Dyne.

30. Right of First Refusal and Sale Agreement entered into on December 22, 2000, by and between Tag-It Pacific, Inc., Hubert Guez, Paul Guez and Azteca Production International, Inc., AZT International SA D RL, Commerce Investment Group, LLC, and Colin Dyne.

                                    EXHIBIT E

                               PENDING LITIGATION


1. Integrated Corporate Relations, Plaintiff v. Tag-It Pacific, Defendant. Filed April 30, 2001, Fairfield county, Connecticut.

2. Kathye Landucci, Plaintiff v. Tag It Pacific Inc., Defendant. Filed February 23, 2001, New York county, New York.

3. Mega Labels Develop Co. Ltd., Plaintiff, v. Tag It Pacific Hong Kong Ltd, Tag It Pacific, Inc., Defendants. Filed March 21, 2001, Los Angeles, California.

4. Kathye Landucci, Plaintiff v. Tag-It Pacific Inc., Defendant. Filed March 26, 2001, Southern District of New York.

                                   EXHIBIT "M"


                               DISBURSEMENT LETTER



                                  May __, 2001



UPS CAPITAL GLOBAL TRADE FINANCE CORPORATION
35 Glenlake Parkway, N.E.
Suite 360
Atlanta, Georgia  30328


Ladies and Gentlemen:

     We refer to that certain Loan and Security Agreement, dated of even date herewith, between you and Borrower. Capitalized terms used herein shall have the meanings given to such terms in the Loan Agreement. From the proceeds of any Borrowings which Borrower obtains on the Closing Date, as Borrower Agents, we authorize and direct you to make the disbursements set forth on EXHIBIT "A" on its behalf to the Persons, for the purposes and in the manner set forth therein.

                                         Very truly yours,

                                         TAG-IT PACIFIC, INC., Borrower Agent


                                     By:
                                         -----------------------------------
                                     Name:  COLIN DYNE
                                            --------------------------------
                                     Title:    PRESIDENT
                                            --------------------------------

                                  EXHIBIT "A"



PAYMENT                                                         DISBURSEMENT
AMOUNT          PAYEE                   PURPOSE                 INSTRUCTIONS
-------         -----                   -------                 ------------


                                   EXHIBIT "N"


                                  PAYOFF LETTER


                                                                 May ___, 2001


"BORROWER"

Tag-It Pacific, Inc.
Tag-It, Inc.
Talon International, Inc.
A.G.S. Stationery, Inc.
A.G.S. Holdings, LLC

------------------------------------

------------------------------------
Attn:
     -------------------------------

"LENDER"

UPS Capital Global Trade Finance Corporation
Legal Department
35 Glenlake Parkway, N.E.
Suite 360
Atlanta, Georgia  30328
Attn:
     -------------------------------

Ladies and Gentlemen:

Please be advised that there is owing by the Borrower to the undersigned this date the sum of $______________ (the "PAYOFF") computed as set forth on EXHIBIT "A" annexed hereto.

         If immediately available funds in the full amount of the Payoff are received by the undersigned by 3:00 p.m. today, then, all liens on property of the Borrower claimed by the undersigned will be terminated and, within five (5) business days hereafter, the undersigned will execute and deliver to the Borrower appropriate notices of terminations and satisfactions for placement on the public records.

                                   Sincerely,

                                   Name of Secured Party:

                                   --------------------------------------------


                                   By:
                                      -----------------------------------------
                                      Authorized Officer

Wiring Instructions:

________________________________
________________________________
________________________________

                                  EXHIBIT "A"


Payment                                                 Disbursement
Amount          Payee                   Purpose         Instructions
-------         -----                   -------         ------------

                                   EXHIBIT "O"


                             STOCK PLEDGE AGREEMENT


     THIS STOCK PLEDGE AGREEMENT, dated as of May __, 2001, made by the undersigned ("PLEDGOR"), in favor of UPS CAPITAL GLOBAL TRADE FINANCE CORPORATION, a Delaware corporation ("LENDER").

                              W I T N E S S E T H:

     WHEREAS, Pledgor, together with the other parties identified as the "Borrower" therein (the "BORROWER"), and Lender have entered into a Loan and Security Agreement, dated as of even date herewith (as at any time amended, modified or supplemented, the "CREDIT AGREEMENT"), pursuant to which, subject to the terms and conditions set forth therein, Lender has agreed to make available to the Borrowers certain credit facilities; and

     WHEREAS, Pledgor is the record and beneficial owner of all of the authorized, issued and outstanding shares of capital stock (or shares of other Equity Interests) of those subsidiaries of Pledgor listed on SCHEDULE I attached hereto (hereinafter sometimes called, collectively, the "ISSUERS" and, individually, an "ISSUER"), all as more particularly described in said SCHEDULE I attached hereto (the "PLEDGED SHARES"); and

     WHEREAS, as a condition precedent (among others) to the extension of credit facilities to the Borrowers under the Credit Agreement, Lender is requiring that Pledgor shall have executed and delivered in favor of Lender this Agreement as security for the Secured Obligations (as hereinafter defined);

     NOW, THEREFORE, in consideration of the premises and to induce Lender to provide financial accommodations to Pledgor under the Credit Agreement, Pledgor hereby agrees in favor of Lender as follows:

     1. DEFINITIONS. In addition to the terms defined hereinabove, unless otherwise defined herein, TERMS DEFINED IN THE CREDIT AGREEMENT ARE USED HEREIN AS THEREIN DEFINED, and the following shall have (unless otherwise provided elsewhere in this Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

     "ACT" shall mean the Securities Act of 1933, as amended (or any similar statute thereafter in effect).

     "AGREEMENT" shall mean this Stock Pledge Agreement, and shall include all further amendments, modifications and supplements hereto and shall refer to this Agreement as the same may be in effect at the time such reference becomes operative.

     "BANKRUPTCY CODE" shall mean Title 11, United States Code, as amended from time to time, and any successor statute thereto.

     "EVENT OF DEFAULT" shall have the meaning assigned to such term in Section 8 hereof.

     "PLEDGED COLLATERAL" shall have the meaning assigned to such term in
Section 2 hereof.

     "SECURED OBLIGATIONS" shall have the meaning assigned to such term in
Section 3 hereof.

     "UCC" shall mean the Uniform Commercial Code of the State of Georgia.

     2. PLEDGE. Pledgor hereby pledges, assigns, hypothecates, transfers and grants to Lender, a first priority security interest in, all of the following (all of the following, herein, collectively, the "PLEDGED COLLATERAL"):

     (a) One hundred percent (100%) of the Pledged Shares and all certificates (if any) representing the Pledged Shares, and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

     (b) all additional shares of capital stock or other Equity Interests of any of the Issuers from time to time acquired by Pledgor in any manner, including, without limitation, stock dividends or distributions in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off and the certificates representing such shares, and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; and

     (c) all options and rights, whether as an addition to, in substitution of or in exchange for any such Pledged Shares and all such dividends, cash, instruments and other property or proceeds.

Notwithstanding the foregoing, however, with respect to any Issuer which is a Foreign Subsidiary, at no time hereafter shall more than sixty-five percent (65%) of the issued and outstanding shares of capital stock or other Equity Interests of such Issuer be pledged to Lender pursuant hereto and to the extent, by operation of the foregoing, this limitation otherwise would be violated, then, the pledge of such Equity Interests shall be deemed modified accordingly to comport with such limitation.

     3. SECURITY FOR OBLIGATIONS. This Agreement secures, and the Pledged Collateral is security for, the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, and performance of all "OBLIGATIONS," as that term is defined in the Credit Agreement, and all other obligations arising hereunder (herein, collectively, the "SECURED OBLIGATIONS").

     4. DELIVERY OF PLEDGED COLLATERAL. All certificates representing or evidencing the Pledged Shares shall be delivered to and held by or on behalf of Lender pursuant hereto and shall be accompanied by duly executed instruments of transfer or assignment in blank. Pledgor hereby authorizes each Issuer, upon demand by Lender, to deliver any certificates, instruments or other distributions issued in connection with the Pledged Collateral directly to Lender, in each case to be held by Lender, subject to the terms hereof. Lender shall have the right, upon the occurrence of an Event of Default, in its discretion and without notice to Pledgor, to transfer to or to register in the name of Lender or any of its nominees, any or all of the Pledged Shares. In addition, following an Event of Default, Lender shall have the right to exchange certificates or instruments representing or evidencing Pledged Shares for certificates or instruments of smaller or larger denominations.

     5. REPRESENTATIONS AND WARRANTIES. To induce Lenders to enter into the Credit Agreement, Pledgor makes the following representations and warranties to Lender each and all of which shall survive the execution and delivery of this Agreement until all Secured Obligations are indefeasibly satisfied in full and there remain no outstanding commitments under the Loan Agreement:

     (a) SOLE HOLDER OF RECORD. Pledgor is, and at the time of delivery of any additional Pledged Shares to Lender pursuant to Section 4 hereof will be, the sole holder of record and the sole beneficial owner of the Pledged Collateral free and clear of any lien thereon or affecting the title thereto except for the lien and security interest created by this Agreement.

     (b) AUTHORIZED SHARES. All of the Pledged Shares have been duly authorized, validly issued and are fully paid and non-assessable.

     (c) NO RESTRICTIONS ON TRANSFER. There are no restrictions on transfer of the Pledged Shares contained in any Organization Document of any Issuer which have not otherwise been enforceably and legally waived by the necessary parties.

     (d) NO VIOLATION OF SECURITIES REGULATIONS. None of the Pledged Shares have been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject.

     (e) CAPITAL STOCK OF ISSUERS. On the date hereof, the authorized capital stock (or other Equity Interests) of each Issuer consists of the number of shares, with the number of shares issued and outstanding, that are described in
SCHEDULE I hereto. As of the date hereof, (i) no subscription, warrant, option or other right to purchase or acquire any shares of any class of capital stock (or other Equity Interests) of each Issuer is authorized and outstanding, and (ii) there is no commitment by any Issuer to issue any such shares, warrants, options or other such rights or securities. The Pledged Shares constitute one hundred percent (100%) of the authorized, issued and outstanding shares of capital stock (or other Equity Interests) of each Issuer (except for those Issuers constituting Foreign Subsidiaries, in which case the Pledged Shares constitute only sixty-five percent (65%) of such capital stock (or other Equity Interests) of such Issuer).

     (f) FIRST PRIORITY SECURITY INTEREST. The pledge, assignment and delivery of the Pledged Collateral pursuant to this Agreement will create a valid first priority lien on and a first priority perfected security interest in the Pledged Collateral and the proceeds thereof, securing the payment of the Secured Obligations.

     The foregoing representations and warranties shall be deemed to have been made by Pledgor on the date of each borrowing by Pledgor under the Credit Agreement on and as of such date of such borrowing as though made hereunder on and as of such date.

     6. COVENANTS. Pledgor covenants and agrees that until the Credit Agreement has been irrevocably terminated and the Secured Obligations have been paid in full:

     (a) Without the prior written consent of Lender, Pledgor will not sell, assign, transfer, convey, or otherwise dispose of its rights in or to the Pledged Collateral or any interest therein; nor will Pledgor create, incur or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever with respect to any of the Pledged Collateral or any unpaid dividends or other distributions or payments with respect thereto or the proceeds thereof other than that created hereby.

     (b) Pledgor will not, subsequent to the date of this Agreement, without the prior written consent of Lender, cause or permit any Issuer to issue or grant any warrants, stock options of any nature or other instruments convertible into shares of any class of capital stock or issue any additional shares of capital stock or sell or transfer any treasury stock.

     (c) Pledgor will, at its expense, promptly execute, acknowledge and deliver all such instruments and take all such action as Lender from time to time may reasonably request in order to ensure to Lender the benefits of the lien and security interest in and to the Pledged Collateral intended to be created by this Agreement, including, but without limitation, delivering to Lender upon the occurrence of an Event of Default, and during its continuance, irrevocable proxies in respect of the Pledged Collateral in form satisfactory to Lender. Until receipt thereof, after the occurrence of any Event of Default, this Agreement shall constitute Pledgor's proxy to Lender or its nominee to vote all shares of Pledged Collateral then registered in Pledgor's name during any such period that an Event of Default shall be continuing.

     (d) Pledgor has and will defend the title to the Pledged Collateral and the lien and security interest of Lender thereon against the claim of any Person and will maintain and preserve such lien and security interest until the date of termination of the Credit Agreement and payment in full of the Secured Obligations; PROVIDED, HOWEVER, that the foregoing shall be subject to the right of Pledgor to obtain the release of the Pledged Collateral in respect of certain Foreign Subsidiaries pursuant to the terms of the Credit Agreement.

     (e) Pledgor will pay all taxes, assessments and charges levied, assessed or imposed upon the Pledged Collateral before the same become delinquent or become liens upon any of the Pledged Collateral except where the same may be contested in good faith by appropriate proceedings and as to which adequate reserves have been provided.

     (f) Except as permitted by Section 7(a)(ii) hereof with respect to certain cash dividends, and except as otherwise limited hereinabove with respect to the capital stock (or other Equity Interests of Foreign Subsidiaries), Pledgor will cause any additional Pledged Collateral issued to or received by it to be forthwith deposited and pledged with Lender, in each case accompanied by instruments of assignment in conformity with Section 4 hereof.

     7. PLEDGOR'S RIGHTS; TERMINATION OF RIGHTS.

     (a) As long as no Event of Default shall have occurred and be continuing:

     (i) Pledgor shall have the right, from time to time, to vote and give consents with respect to the Pledged Collateral or any part thereof for all purposes not inconsistent with the provisions of this Agreement, the Credit Agreement or any Other Document; PROVIDED, HOWEVER, that no vote shall be cast, and no consent shall be given or action taken by Pledgor (without the prior written consent of the Lender) which would have the effect of impairing the position of Lender hereunder or which would authorize or effect (A) the dissolution or liquidation, in whole or in part, of any Issuer, (B) the consolidation or merger of any Issuer with any other Person, (C) the sale, disposition or encumbrance of any material portion of the assets of any Issuer or a business or division of any Issuer, (D) any change in the authorized number of shares, the stated capital or the authorized shares of any Issuer or the issuance of any additional shares of capital stock of any Issuer, or (E) the alteration of the voting rights with respect to the capital stock of any Issuer;

     (ii) Pledgor shall be entitled, from time to time, to collect and receive, for Pledgor's own use, all dividends paid in respect of the Pledged Shares, to the extent then permitted to be paid under the Credit Agreement, other than any and all (A) dividends paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral, (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution, and (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Collateral; PROVIDED, HOWEVER, that until actually paid all rights to such dividends shall remain subject to the lien created by this Agreement.

     (b) All dividends (other than such cash dividends as are permitted to be paid to Pledgor in accordance with clause (a)(ii) above) and all other distributions in respect of any of the Pledged Shares, whenever paid or made, shall be delivered to Lender to hold as Pledged Collateral and shall, if received by Pledgor, be received in trust for the benefit of Lender, be segregated from all other property or funds of Pledgor, and be forthwith delivered to Lender as Pledged Collateral in the same form as so received (with any necessary endorsement or assignment).

     (c) Upon the occurrence of an Event of Default and during the continuance thereof, all of Pledgor's rights to exercise voting and other consensual rights pursuant to Section 7(a)(i) hereof and all of Pledgor's rights to receive any cash dividends pursuant to Section 7(a)(ii) hereof shall cease and all such rights shall thereupon become vested in Lender who shall have the sole and exclusive right to exercise the voting and other consensual rights which Pledgor would otherwise be authorized to exercise pursuant to Section 7(a)(i) hereof and to receive and retain the dividends which Pledgor would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) hereof; PROVIDED, HOWEVER, that notwithstanding anything contained in this Agreement to the contrary, no voting or other consensual rights shall be vested in Lender, unless and until Lender gives written notice to Pledgor that Lender intends to have such voting or other consensual rights vest in itself. Pledgor shall not be permitted to exercise or refrain from exercising any voting rights or other powers if, in the reasonable judgment of Lender, such action would have a material adverse effect on the value of the Pledged Collateral, any part thereof or Lender's security interest therein. Upon the occurrence of an Event of Default and during the continuation thereof, Pledgor shall pay over to Lender any cash dividends received by Pledgor with respect to the Pledged Collateral and any and all money and other property paid over to or received by Lender, shall be retained by Lender as Pledged Collateral hereunder and shall be applied in accordance with the provisions hereof.

     8. DEFAULTS AND REMEDIES.

     (a) Any "Event of Default" (as that term is defined in the Credit Agreement) shall constitute an "Event of Default" hereunder. Upon the occurrence of an Event of Default and during the continuation of such Event of Default, Lender may exercise all rights of a secured party under the UCC. In addition, Lender is hereby authorized and empowered to (i) transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, (ii) exercise the voting rights with respect thereto, (iii) exercise all corporate rights with respect to the Pledged Collateral including, without limitation, all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any shares of the Pledged Collateral as if it were the absolute owner thereof, including, but without limitation, the right to exchange, at its discretion, any or all of the Pledged

Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of any Issuer, as issuer thereof, or upon the exercise by any Issuer of any right, privilege or option pertaining to any of the Pledged Collateral, and, in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine, all without liability except to account for property actually received by it,
(iv) collect and receive all cash dividends and other distributions made thereon, (v) sell in one or more sales after ten (10) Business Days' notice of the time and place of any public sale or of the time after which a private sale is to take place (which notice Pledgor agrees is commercially reasonable), but without any previous notice or advertisement, the whole or any part of the Pledged Collateral and (vi) otherwise act with respect to the Pledged Collateral as though Lender was the outright owner thereof. Any sale shall be made at a public or private sale at Lender's place of business, or at any public building in the City of Atlanta, Georgia or elsewhere to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as Lender may deem commercially reasonable, and Lender may be the purchaser of the whole or any part of the Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of Pledgor or any right of redemption, which Pledgor hereby waives to the maximum extent permitted by applicable law. Each sale shall be made to the highest bidder, but Lender reserves the right to reject any and all bids at such sale which, in its discretion exercised in a commercially reasonable manner, it shall deem inadequate. Demands of performance, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of Lender.

     (b) If, at the original time or times appointed for the sale of the whole or any part of the Pledged Collateral, the highest bid, if there be but one sale, shall be inadequate to discharge in full all the Secured Obligations, or if the Pledged Collateral be offered for sale in lots, if at any of such sales, the highest bid for the lot offered for sale would indicate to Lender, in its reasonable discretion, the unlikelihood of the proceeds of the sales of the whole of the Pledged Collateral being sufficient to discharge all the Secured Obligations, Lender may, on one or more occasions and in its reasonable discretion, postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; PROVIDED, HOWEVER, that any sale or sales made after such postponement shall be after ten (10) Business Days' notice to Pledgor.

     (c) If, at any time Lender shall determine to exercise its rights to sell the whole or any part of the Pledged Collateral hereunder, such Pledged Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Act, Lender may, in its reasonable discretion (subject only to applicable requirements of law), sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as Lender may deem necessary or advisable, and shall not be required to effect such registration or to cause the same to be effected. In addition to a private sale as provided above in this Section 8, if any of the Pledged Collateral shall not be freely distributable to the public without registration under the Act at the time of any proposed sale pursuant to this
Section 8, then Lender shall not be required to effect such registration or cause the same to be effected but, in its discretion (subject only to applicable requirements of law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions (i) as to the financial sophistication and ability of any Person permitted to bid or purchase at any such sale, (ii) as to the content of legends to be placed upon any certificates representing the Pledged Collateral sold in such sale, including restrictions on future transfer thereof, (iii) as to the representations required to be made by each Person bidding or purchasing at such sale relating to that Person's access to financial information about Pledgor's and such Person's intentions as to the holding of the Pledged Collateral so sold for investment, for its own account, and not with a view of the distribution thereof, and (iv) as to such other matters as Lender may, in its reasonable discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the UCC and other laws affecting the enforcement of creditors' rights and the Act and all applicable state securities laws.

     (d) Pledgor recognizes that Lender may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof. Pledgor also acknowledges that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. Lender shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit Pledgor to cause such securities to be registered for public sale under the Act, or under applicable state securities laws, even if Pledgor would agree to do so.

     9. APPLICATION OF PROCEEDS. Any cash held by Lender as Pledged Collateral and all cash proceeds received by Lender in respect of any sale of, liquidation of, or other realization upon all or any part of the Pledged Collateral shall be applied or distributed by Lender as provided in the Credit Agreement.

     10. TERMINATION. Promptly following the payment in full of the Secured Obligations and the irrevocable termination of the Credit Agreement, Lender shall deliver to Pledgor the Pledged Collateral pledged by Pledgor at the time subject to this Agreement and all instruments of assignment executed in connection therewith, free and clear of the liens hereof and, except as otherwise provided herein, all of Pledgor's obligations hereunder shall at such time terminate.

     11. MISCELLANEOUS.

     (a) NO ORAL CHANGES. No term, covenant or condition of this Agreement can be changed or terminated orally.

     (b) SUCCESSORS AND ASSIGNS. All of the rights, privileges, remedies and options given to Lender hereunder shall inure to the benefit of their successors and assigns; and all the terms, conditions, promises, covenants, provisions and warranties of this Agreement shall inure to the benefit of and shall bind the representatives, successors and assigns of Lender and Pledgor. Pledgor may not assign this Agreement to any Person.

     (c) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York.

     (d) INJUNCTIVE RELIEF. Pledgor recognizes that, in the event that Pledgor fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to Lender; therefore, Pledgor agrees that Lender, if Lender so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

     (e) NOTICES. Any notice or request hereunder shall be given to Pledgor or to Lender in the manner prescribed therefor in the Credit Agreement.

     (f) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument.

     (g) SECTION HEADINGS. Any section headings used herein are solely for the convenience of the parties and shall be without legal effect.

     (h) TIME OF ESSENCE. Time is of the essence in all matters pertaining to the payment or performance by Pledgor of its obligations hereunder.




                         [SIGNATURES ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, Pledgor has executed this Agreement or caused this Agreement to be executed by its officers thereunto duly authorized as of the date first above written.

                                          TAG-IT PACIFIC, INC. ("TIP")


                                          By:
                                             ---------------------------------
                                          Name:  COLIN DYNE
                                                 -----------------------------
                                          Title:    PRESIDENT
                                                    --------------------------





                                          A.G.S. HOLDINGS, LLC ("Holdings")


                                          By:
                                               -------------------------------
                                          Name:  COLIN DYNE
                                                 -----------------------------
                                          Title:    PRESIDENT
                                                    --------------------------

                                   SCHEDULE I

                                 PLEDGED SHARES

                                                                    NUMBER      NUMBER OF        NUMBERS
                                                                       OF        SHARES            OF                    PERCENTAGE
                                          PLACE OF       CLASS       SHARES     ISSUED AND       PLEDGED   CERTIFICATE   OF SHARES
 PLEDGOR              ISSUER            ORGANIZATION   OF EQUITY   AUTHORIZED   OUTSTANDING      SHARES      NUMBERS*     PLEDGED
---------   ------------------------    ------------   ---------   ----------   -----------      --------  -----------  -----------
  TIP       Tag-It, Inc.                  CA (USA)       Common                                                             100%

  TIP       A.G.S. Holdings, LLC          CA (USA)       Members                                                            100%

  TIP       Talon International, Inc.     DE (USA)       Common                                                             100%

  TIP       Tag-It de Mexico S.A. de      MEXICO         Common                                                              65%
            C.V.

  TIP       Tag-It Printing &             BVI (USA)      Common                                                              65%
            Packaging Ltd.

Holdings    A.G.S. Stationery, Inc.       CA (USA)       Common                                                             100%

*If uncertificated, so state.

                                   EXHIBIT "P"


                            COLLATERAL ASSIGNMENT AND
                         SECURITY AGREEMENT (TRADEMARKS)

     THIS COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT (TRADEMARKS) (the "AGREEMENT"), dated as of May __, 2001, made by the undersigned (the "COMPANY"), to and in favor of UPS CAPITAL GLOBAL TRADE FINANCE CORPORATION ("Lender"), pursuant to a certain Loan and Security Agreement, dated of even date herewith, between the Company (AMONG OTHER PARTIES IDENTIFIED AS "Borrower" therein) and Lender (as it may be amended or modified from time to time, the "CREDIT AGREEMENT"). Capitalized terms used herein, but not expressly defined herein, shall have the meanings given to such terms in the Credit Agreement.

                                W I T N E S S E T H:

RECITALS.

     A. The Company owns certain trademarks which are registered in, or applications for registration which have been filed in, the United States Patent and Trademark Office, and rights under certain Trademark Licenses, all as more fully described on SCHEDULE I attached hereto and by reference made part hereof; and

     B. The Lender proposes to make certain loans to the Company pursuant to the Credit Agreement; and

     C. Pursuant to the Credit Agreement, the Company has assigned, conveyed, mortgaged, pledged, hypothecated and transferred to the Lender all of its right, title and interest in and to, and granted to the Lender a security interest in, the property described therein, including, without limitation, (a) all of the Company's Trademarks (as herein defined), whether presently existing or hereafter acquired or arising, or in which the Company now has or hereafter acquires rights and wherever located; (b) all of the Company's Trademark Licenses (as herein defined), whether presently existing or hereafter acquired or in which the Company now has or hereafter acquires rights and wherever located; and (c) all products and proceeds any of the foregoing, as security for all of the Obligations; and

     D. As a condition precedent to the extension of such financial accommodations pursuant to the Credit Agreement and in furtherance of the Credit Agreement, including, without limitation, for purposes of perfecting the security interests granted therein, the Lender has required that the Company grant to the Lender a security interest in and a collateral assignment of the Property (as herein defined);

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. For purposes of this Agreement and in addition to terms defined elsewhere in this Agreement, the following terms shall have the meanings herein specified (such meaning to be equally applicable to both the singular and plural forms of the terms defined):

               "TRADEMARK LICENSE" means any written agreement now or hereafter in existence granting to the Company any right to use any Trademark, including, without limitation, the agreements listed on SCHEDULE I attached hereto.

               "TRADEMARKS" means all of the following: (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including, without limitation, those listed on SCHEDULE I attached hereto together with all the rights, benefits and privileges derived therefrom and the goodwill of the business symbolized thereby, (ii) all renewals thereof and (iii) all proceeds of the foregoing.

     2. As security for all of the Obligations, the Company hereby grants and conveys a security interest to the Lender in, and collaterally assigns to the Lender, all of its right, title and interest in, to and under the following (collectively, the "PROPERTY"):

          (a) each Trademark now or hereafter owned by the Company or in which the Company now has or hereafter acquires rights and wherever located and the goodwill of the business of the Company relating thereto or represented thereby, including, without limitation, each Trademark referred to in Schedule I hereto; and

          (b) each Trademark License now or hereafter held by the Company or in which the Company now has or hereafter acquires rights, to the extent each of the Trademark Licenses does not prohibit assignment or the granting of a security interest in the rights thereunder, and wherever located, including, without limitation, the Trademark Licenses, if any, referred to in SCHEDULE I hereto; and

          (c) all products and proceeds of the foregoing, including, without limitation, any claim by the Company against third parties for past, present or future infringement of any Trademark or breach of Trademark Licenses, if any, including, without limitation, any Trademark or Trademark License referred to in SCHEDULE I hereto.

Notwithstanding the foregoing or anything else contained in this Agreement to the contrary, the assignment set forth above shall not be effective as a transfer of title to the Property unless and until the Lender exercises the rights and remedies accorded to it under the Credit Agreement and by law with respect to the realization upon its security interest in and collateral assignment of the Property, and until such time the Company shall own, and may use and enjoy the Property in connection with its business operations, and exercise all incidents of ownership, including, without limitation, granting licenses thereof in the ordinary course of business and enforcement of its rights and remedies with respect to the Property, but with respect to all Property being used in the Company's business, only in a manner consistent with the preservation of the current substance, validity, registration and the security interest and collateral assignment herein granted in such Property.

     3. The Company does hereby further acknowledge and affirm that the representations, warranties and covenants of the Company with respect to the Property and the rights and remedies of the Lender with respect to the security interest in and collateral assignment of the Property made and granted hereby are more fully set forth in the Credit Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

     4. This Agreement shall terminate upon termination of the Credit Agreement. At any time and from time to time prior to such termination, the Lender may terminate its security interest in or reconvey to the Company any rights with respect to any or all of the Property. Upon termination of this Agreement and following a request from the Company, the Lender shall, at the expense of the Company, execute and deliver to the Company all deeds, assignments and other instruments as may be necessary or proper in the reasonable judgment of the Company in order to evidence such termination, subject to any disposition of the Property which may have been made by the Lender pursuant hereto or pursuant to the Credit Agreement.

     5. If at any time before the termination of this Agreement in accordance with SECTION 4, the Company shall obtain or acquire rights to any new Trademark or Trademark License, the provisions of SECTION 2 shall automatically apply thereto and the Company shall comply with the terms of the Credit Agreement with respect to such new Trademark or Trademark License. The Company authorizes the Lender to modify this Agreement by amending SCHEDULE 1 to include any future Trademarks and Trademark Licenses covered by SECTION 2 or by this SECTION 5.

     6. The Company further agrees that (a) the Lender shall not have any obligation or responsibility to protect or defend the Property and the Company shall at its own expense protect, defend and maintain the same in accordance with the terms and conditions set forth in the Credit Agreement, (b) the Company shall forthwith advise the Lender promptly in writing upon detection of infringements of any of the Property being used in the Company's business and (c) if the Company fails to comply with the requirements of the preceding clause (a), the Lender may do so in the Company's name or in its own name, but in any case at the Company's expense, and the Company hereby agrees to reimburse the Lender for all expenses, including attorneys' fees, incurred by the Lender in protecting, defending and maintaining the Property.

     7. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF GEORGIA, EXCEPT TO THE EXTENT THAT PERFECTION (AND THE EFFECT OF PERFECTION AND NONPERFECTION) AND CERTAIN REMEDIES MAY BE GOVERNED BY THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF GEORGIA.



                         [Signatures on Following Pages]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed under seal by its duly authorized officers as of the date first above written.


                                            TAG-IT PACIFIC, INC.


                                            By:
                                                  -----------------------------
                                            Name:  COLIN DYNE
                                                  -----------------------------
                                            Title:    PRESIDENT
                                                  -----------------------------



STATE OF CALIFORNIA      )
                         )  ss.:
COUNTY OF LOS ANGELES    )


     On May __, 2001, before me personally came Colin Dyne, to me personally known and known to me to be the person described in and who executed the foregoing instrument as the President of TAG-IT PACIFIC, INC., who being by me duly sworn, did depose and say that he (she) is the President of said corporation described in and which executed the foregoing instrument; that the said instrument was signed by him (her) on behalf of said corporation by order of its Board of Directors; that he (or she) signed his name thereto by like order; and that he (or she) acknowledged said instrument to be the free act and deed of said corporation.

                                  Notary Public

                                  My Commission Expires:

                                  ------------------------------------

                                             [NOTARIAL SEAL]

                                   SCHEDULE I


                           REGISTERED U.S. TRADEMARKS



                                      NONE




                       PENDING U.S. TRADEMARK APPLICATIONS

               NAME                                        NUMBER

               Tag-It                                      76172972
               Tag It                                      76172906
               Tag-It                                      76172905
               Managed Trim Solution                       76172907
               Managed Trim Solution                       76172904

                               TRADEMARK LICENSES

                    TRADEMARK LICENSES WITH RESPECT TO WHICH
                           THE COMPANY IS A LICENSOR:



                                      NONE




                   TRADEMARKS AND TRADEMARK APPLICATIONS WITH
                   RESPECT TO WHICH THE COMPANY IS A LICENSEE:



     NONE, except in ordinary course of business without registration, including licensee to use name "Talon" in zippers.

                      BORROWER: TAG-IT PACIFIC, INC. ET AL.

                    SCHEDULES TO LOAN AND SECURITY AGREEMENT


Schedule "1"           -                Borrower Information Schedule

Schedule "2"           -                Transaction Data Schedule

Schedule "3"           -                Sanwa Lien/Sanwa Debt Schedule

Schedule "4"           -                Subordinated Debt at Closing Schedule

Schedule "5"           -                Excluded Affiliates Schedule

Schedule "6"           -                Existing Guaranties

Schedule "7"           -                Other Debt

                                  SCHEDULE "1"

                          BORROWER INFORMATION SCHEDULE

       [NOTE: IF MORE THAN ONE BORROWER EXISTS, COMPLETE ONE PER BORROWER]


NAME: TAG-IT PACIFIC, INC.
      --------------------------------------------------------------------------
HOME STATE:    DELAWARE
             -------------------------------------------------------------------
TAXPAYER ID (FEIN) NO.:  95-4654481
                       ---------------------------------------------------------
FISCAL YEAR ENDS:    12/31
                   -------------------------------------------------------------
"DOING BUSINESS" OR TRADE NAMES (IF ANY):      NONE
                                          --------------------------------------
EXECUTIVE OFFICE:

21900 BURBANK BLVD., SUITE 270
--------------------------------------------
WOODLAND HILLS, CA 91367
--------------------------------------------
TELEPHONE: (818) 444-4100
--------------------------------------------
TELEFAX: (818) 444-4106
--------------------------------------------
E-MAIL:           @                 .com
        ---------- -----------------

LEGAL COUNSEL:      MURRAY MARKILES - AKIN GUMP STRAUSS                 Name
                  --------------------------------------------------
                    2029 CENTURY PARK EAST, SUITE 2400               Address
                  --------------------------------------------------
                    LOS ANGELES, CA 90067
                  --------------------------------------------------
                  (310)-   728-3233                                 Telephone
                         -------------------------------------------
                  (310)-   728-2233                                 Telefax
                         -------------------------------------------
                           MMARKLILES    @   AKINGUMP      .com      E-mail
                  -------------------------- --------------

CPA:                BRAD SCHRUPP - BDO SEIDMAN                       Name
                  --------------------------------------------------
                    1900 AVENUE OF THE STARS, 11TH FLOOR             Address
                  --------------------------------------------------
                    LOS ANGELES, CA 90067
                  --------------------------------------------------
                  (310)- 557-8220                                   Telephone
                         -------------------------------------------
                  (310)- 557-1777                                   Telefax
                         -------------------------------------------
                         BSCHRUPP           @BDO           .com      E-mail
                  -------------------------- --------------

INSURANCE AGENT:    IVAN ROSTOVSKY-MICHAEL EHRENFIELD COMPANY        Name
                  --------------------------------------------------
                    2655 CAMINO DEL RIO NORTH, SUITE 200             Address
                  --------------------------------------------------
                    SAN DIEGO, CA 92108
                  --------------------------------------------------
                  (619)- 683-9990                                   Telephone
                         -------------------------------------------
                  (619)- 683-9999                                   Telefax
                         -------------------------------------------
                                            @              .com      E-mail
                  -------------------------- --------------

BANKER (DEPOSITORY)   SEE ADDENDUM                                  Name
                  --------------------------------------------------
                                                                     Address
                  --------------------------------------------------

                  --------------------------------------------------
                  (   )-                                            Telephone
                         -------------------------------------------
                  (   )-                                            Telefax
                         -------------------------------------------
                                         @                 .com      E-mail
                  -------------------------- --------------

SHAREHOLDERS (AND
SHAREHOLDINGS):    SEE SHAREHOLDER PROFILE
                  ------------------------------
EXECUTIVE OFFICERS:     COLIN DYNE                  President & CEO
                  -----------------------------
                                                     Treasurer
                  -----------------------------
                        JONATHAN MARKILES            Secretary
                  -----------------------------
                                                     Others:
                        RONDA SALLMEN                CFO
                  -----------------------------      -------------------------
                        JONATHAN BURSTEIN            EXECUTIVE V.P.
                  ------------------------------     -------------------------
LOCATION(S) OF                                         OWNED   LEASED/WAREHOUSED
COLLATERAL:         WOODLAND HILLS, CA                                  X
                  ------------------------------     --------  ----------------

EXISTING LITIGATION:

1. INTEGRATED CORPORATE RELATIONS, PLAINTIFF V. TAG-IT PACIFIC, DEFENDANT. FILED APRIL 30, 2001, FAIRFIELD COUNTY CT.

2. KATHYE LANDUCCI, PLAINTIFF V. TAG-IT PACIFIC, INC., DEFENDANT. FILED FEBRUARY 23, 2001, NEW YORK COUNTY, NEW YORK.

3. MEGA LABELS DEVELOP CO. LTD., PLAINTIFF V. TAG-IT PACIFIC HONG KONG LTD., TAG-IT PACIFIC, INC., DEFENDANTS. FILED MARCH 21, 2001, LOS ANGELES, CALIFORNIA.

4. KATHYE LANDUCCI, PLAINTIFF V. TAG-IT PACIFIC, INC., DEFENDANT. FILED MARCH 26, 2001, SOUTHERN DISTRICT OF NEW YORK.


SUBSIDIARIES (IF ANY):

        TAG-IT, INC. - 100% OWNED BY TAG-IT PACIFIC, INC.
        AGS HOLDINGS - 100% OWNED BY TAG-IT PACIFIC, INC.
        TALON INTERNATIONAL - 100% OWNED BY TAG-IT PACIFIC, INC.
        TAG-IT DE MEXICO - 100% OWNED BY TAG-IT PACIFIC, INC.
        TAG-IT PACIFIC (HK) LTD. - 100% OWNED BY TAG-IT PACIFIC, INC.


EMPLOYEE BENEFIT PLAN(S):

       SEE 10 K

PATENTS, TRADEMARKS, SERVICE MARKS, AND COPYRIGHTS
OWNED BY BORROWER:

        TAG-IT, TM, REG. PENDING, SERIAL #76172972
        TAG-IT, TM, REG. PENDING, SERIAL #76172906
        TAG-IT, TM, REG. PENDING, SERIAL #76172905
        MANAGED TRIM SOLUTION, TM. REG. PENDING, SERIAL #7612907
        MANAGED TRIM SOLUTION, TM. REG. PENDING, SERIAL #7612904

        TAG-IT PACIFIC, INC. IS LICENSED TO USE, LICENSE, MARKET, SELL AND DISTRIBUTE PRODUCTS UNDER THE TALON MARK.


Accepted:                                   Approved:

"LENDER"                                    "BORROWER"

UPS CAPITAL GLOBAL TRADE                    TAG-IT PACIFIC, INC.
FINANCE CORPORATION

BY:  /S/ SANJEEN CHOPRA                     By:    /S/ COLIN DYNE
    ---------------------------------             -----------------------------
    Name:   SANJEEN CHOPRA                  Name:     COLIN DYNE
         ----------------------------             -----------------------------
    Title:  U.S. COUNTRY MGR.               Title:    PRESIDENT & CEO
         ----------------------------              ----------------------------


                                            TALON INTERNATIONAL, INC.

                                            By:     /S/ COLIN DYNE
                                                  -----------------------------
                                            Name:   COLIN DYNE
                                                  -----------------------------
                                            Title:  PRESIDENT & CEO
                                                  -----------------------------


                                            A.G.S. STATIONERY, INC.

                                            By:     /S/ COLIN DYNE
                                                  -----------------------------
                                            Name:   COLIN DYNE
                                                  -----------------------------
                                            Title:  PRESIDENT & CEO
                                                  -----------------------------


                                            TAG-IT, INC.

                                            By:     /S/ COLIN DYNE
                                                  -----------------------------
                                            Name:   COLIN DYNE
                                                  -----------------------------
                                            Title:  PRESIDENT & CEO
                                                  -----------------------------

                                  SCHEDULE "1"

                          BORROWER INFORMATION SCHEDULE

       [NOTE: IF MORE THAN ONE BORROWER EXISTS, COMPLETE ONE PER BORROWER]


NAME: TAG-IT, INC.
      --------------------------------------------------------------------------
HOME STATE:    DELAWARE
             -------------------------------------------------------------------
TAXPAYER ID (FEIN) NO.:  95-4324956
                       ---------------------------------------------------------
FISCAL YEAR ENDS:    12/31
                   -------------------------------------------------------------
"DOING BUSINESS" OR TRADE NAMES (IF ANY):      NONE
                                          --------------------------------------
EXECUTIVE OFFICE:

21900 BURBANK BLVD., SUITE 270
--------------------------------------------
WOODLAND HILLS, CA 91367
--------------------------------------------
TELEPHONE: (818) 444-4100
--------------------------------------------
TELEFAX: (818) 444-4106
--------------------------------------------
E-MAIL:           @                 .com
        ---------- -----------------

LEGAL COUNSEL:      MURRAY MARKILES - AKIN GUMP STRAUSS                 Name
                  --------------------------------------------------
                    2029 CENTURY PARK EAST, SUITE 2400               Address
                  --------------------------------------------------
                    LOS ANGELES, CA 90067
                  --------------------------------------------------
                  (310)-   728-3233                                 Telephone
                         -------------------------------------------
                  (310)-   728-2233                                 Telefax
                         -------------------------------------------
                           MMARKLILES    @   AKINGUMP      .com      E-mail
                  -------------------------- --------------

CPA:                BRAD SCHRUPP - BDO SEIDMAN                       Name
                  --------------------------------------------------
                    1900 AVENUE OF THE STARS, 11TH FLOOR             Address
                  --------------------------------------------------
                    LOS ANGELES, CA 90067
                  --------------------------------------------------
                  (310)- 557-8220                                   Telephone
                         -------------------------------------------
                  (310)- 557-1777                                   Telefax
                         -------------------------------------------
                         BSCHRUPP           @BDO           .com      E-mail
                  -------------------------- --------------

INSURANCE AGENT:    IVAN ROSTOVSKY-MICHAEL EHRENFIELD COMPANY        Name
                  --------------------------------------------------
                    2655 CAMINO DEL RIO NORTH, SUITE 200             Address
                  --------------------------------------------------
                    SAN DIEGO, CA 92108
                  --------------------------------------------------
                  (619)- 683-9990                                   Telephone
                         -------------------------------------------
                  (619)- 683-9999                                   Telefax
                         -------------------------------------------
                                            @              .com      E-mail
                  -------------------------- --------------

BANKER (DEPOSITORY)   SANWA BANK (SEE ADDENDUM)                     Name
                  --------------------------------------------------
                      9401 WILSHIRE BLVD.                            Address
                  --------------------------------------------------
                      BEVERLY HILLS, CA 90212
                  --------------------------------------------------
                  (310)- 278-3410                                   Telephone
                         -------------------------------------------
                  (   )-                                            Telefax
                         -------------------------------------------
                                         @                 .com      E-mail
                  -------------------------- --------------

SHAREHOLDERS (AND
SHAREHOLDINGS):    SEE SHAREHOLDER PROFILE
                  ------------------------------

EXECUTIVE OFFICERS:     COLIN DYNE                  President & Secretary
                  -----------------------------
                        RONDA SALLMEN                CFO
                  -----------------------------      -------------------------

LOCATION(S) OF                                         OWNED   LEASED/WAREHOUSED
COLLATERAL:         WOODLAND HILLS, CA                                  X
                  ------------------------------     --------  ----------------
                    MIAMI                                               X
                  ------------------------------     --------  ----------------
                    MEXICO                                              X
                  ------------------------------     --------  ----------------

EXISTING LITIGATION:   NONE
                    -----------------------------------------------------------

SUBSIDIARIES (IF ANY):

        TAG-IT PACIFIC, INC.- WHOLLY OWNED SUBSIDIARY BY TAG-IT PACIFIC, INC.


EMPLOYEE BENEFIT PLAN(S):     N/A
                          -----------------------------------------------------

PATENTS, TRADEMARKS, SERVICE MARKS, AND COPYRIGHTS
OWNED BY BORROWER:

        NONE



Accepted:                                   Approved:

"LENDER"                                    "BORROWER"

UPS CAPITAL GLOBAL TRADE                    TAG-IT PACIFIC, INC.
FINANCE CORPORATION

BY:  /S/ SANJEEN CHOPRA                     By:    /S/ COLIN DYNE
    ---------------------------------             -----------------------------
    Name:   SANJEEN CHOPRA                  Name:     COLIN DYNE
         ----------------------------             -----------------------------
    Title:  U.S. COUNTRY MGR.               Title:    CEO
         ----------------------------              ----------------------------


                                            TALON INTERNATIONAL, INC.

                                            By:     /S/ COLIN DYNE
                                                  -----------------------------
                                            Name:   COLIN DYNE
                                                  -----------------------------
                                            Title:  PRESIDENT
                                                  -----------------------------


                                            A.G.S. STATIONERY, INC.

                                            By:     /S/ COLIN DYNE
                                                  -----------------------------
                                            Name:   COLIN DYNE
                                                  -----------------------------
                                            Title:  PRESIDENT
                                                  -----------------------------


                                            TAG-IT, INC.

                                            By:     /S/ COLIN DYNE
                                                  -----------------------------
                                            Name:   COLIN DYNE
                                                  -----------------------------
                                            Title:  PRESIDENT
                                                  -----------------------------

                                  SCHEDULE "1"

                          BORROWER INFORMATION SCHEDULE

       [NOTE: IF MORE THAN ONE BORROWER EXISTS, COMPLETE ONE PER BORROWER]


NAME: A.G.S. HOLDINGS, LLC
      --------------------------------------------------------------------------
HOME STATE:    CALIFORNIA
             -------------------------------------------------------------------
TAXPAYER ID (FEIN) NO.:  95-1656030
                       ---------------------------------------------------------
FISCAL YEAR ENDS:    12/31
                   -------------------------------------------------------------
"DOING BUSINESS" OR TRADE NAMES (IF ANY):      NONE
                                          --------------------------------------
EXECUTIVE OFFICE:

21900 BURBANK BLVD., SUITE 270
--------------------------------------------
WOODLAND HILLS, CA 91367
--------------------------------------------
TELEPHONE: (818) 444-4100
--------------------------------------------
TELEFAX: (818) 444-4106
--------------------------------------------
E-MAIL:           @                 .com
        ---------- -----------------

LEGAL COUNSEL:      MURRAY MARKILES - AKIN GUMP STRAUSS                 Name
                  --------------------------------------------------
                    2029 CENTURY PARK EAST, SUITE 2400               Address
                  --------------------------------------------------
                    LOS ANGELES, CA 90067
                  --------------------------------------------------
                  (310)-   728-3233                                 Telephone
                         -------------------------------------------
                  (310)-   728-2233                                 Telefax
                         -------------------------------------------
                           MMARKLILES    @   AKINGUMP      .com      E-mail
                  -------------------------- --------------

CPA:                BRAD SCHRUPP - BDO SEIDMAN                       Name
                  --------------------------------------------------
                    1900 AVENUE OF THE STARS, 11TH FLOOR             Address
                  --------------------------------------------------
                    LOS ANGELES, CA 90067
                  --------------------------------------------------
                  (310)- 557-8220                                   Telephone
                         -------------------------------------------
                  (310)- 557-1777                                   Telefax
                         -------------------------------------------
                         BSCHRUPP           @BDO           .com      E-mail
                  -------------------------- --------------

INSURANCE AGENT:    IVAN ROSTOVSKY-MICHAEL EHRENFIELD COMPANY        Name
                  --------------------------------------------------
                    2655 CAMINO DEL RIO NORTH, SUITE 200             Address
                  --------------------------------------------------
                    SAN DIEGO, CA 92108
                  --------------------------------------------------
                  (619)- 683-9990                                   Telephone
                         -------------------------------------------
                  (619)- 683-9999                                   Telefax
                         -------------------------------------------
                                            @              .com      E-mail
                  -------------------------- --------------

BANKER (DEPOSITORY)   SEE ADDENDUM                                  Name
                  --------------------------------------------------
                                                                     Address
                  --------------------------------------------------

                  --------------------------------------------------
                  (   )-                                            Telephone
                         -------------------------------------------
                  (   )-                                            Telefax
                         -------------------------------------------
                                         @                 .com      E-mail
                  -------------------------- --------------

SHAREHOLDERS (AND
SHAREHOLDINGS):    WHOLLY-OWNED SUBSIDIARY OF TAG-IT PACIFIC, INC.
                  -------------------------------------------------------------

EXECUTIVE OFFICERS:     COLIN DYNE                  President & Secretart
                  -----------------------------
                        RONDA SALLMEN                CFO
                  -----------------------------

LOCATION(S) OF                                         OWNED   LEASED/WAREHOUSED
COLLATERAL:         NONE
                  ------------------------------     --------  ----------------

EXISTING LITIGATION:   NONE
                    -----------------------------------------------------------

SUBSIDIARIES (IF ANY):   A.G.S. STATIONERY, INC.
                         ------------------------------------------------------

EMPLOYEE BENEFIT PLAN(S):     NONE
                          -----------------------------------------------------

PATENTS, TRADEMARKS, SERVICE MARKS, AND COPYRIGHTS
OWNED BY BORROWER:

        NONE

Accepted:                                   Approved:

"LENDER"                                    "BORROWER"

UPS CAPITAL GLOBAL TRADE                    TAG-IT PACIFIC, INC.
FINANCE CORPORATION

BY:  /S/ SANJEEN CHOPRA                     By:    /S/ COLIN DYNE
    ---------------------------------             -----------------------------
    Name:   SANJEEN CHOPRA                  Name:     COLIN DYNE
         ----------------------------             -----------------------------
    Title:  U.S. COUNTRY MGR.               Title:    CEO
         ----------------------------              ----------------------------


                                            TAG-IT, INC.

                                            By:     /S/ COLIN DYNE
                                                  -----------------------------
                                            Name:   COLIN DYNE
                                                  -----------------------------
                                            Title:  PRESIDENT
                                                  -----------------------------


                                            TALON INTERNATIONAL, INC.

                                            By:     /S/ COLIN DYNE
                                                  -----------------------------
                                            Name:   COLIN DYNE
                                                  -----------------------------
                                            Title:  PRESIDENT
                                                  -----------------------------

                                            A.G.S. HOLDINGS, LLC

                                            By:     /S/ COLIN DYNE
                                                  -----------------------------
                                            Name:   COLIN DYNE
                                                  -----------------------------
                                            Title:  MANAGER
                                                  -----------------------------


                                            A.G.S. STATIONERY, INC.

                                            By:     /S/ COLIN DYNE
                                                  -----------------------------
                                            Name:   COLIN DYNE
                                                  -----------------------------
                                            Title:  PRESIDENT
                                                  -----------------------------

                                  SCHEDULE "1"

                          BORROWER INFORMATION SCHEDULE

       [NOTE: IF MORE THAN ONE BORROWER EXISTS, COMPLETE ONE PER BORROWER]


NAME: A.G.S. STATIONERY, INC.
      --------------------------------------------------------------------------
HOME STATE:    CALIFORNIA
             -------------------------------------------------------------------
TAXPAYER ID (FEIN) NO.:  95-4560219
                       ---------------------------------------------------------
FISCAL YEAR ENDS:    12/31
                   -------------------------------------------------------------
"DOING BUSINESS" OR TRADE NAMES (IF ANY):      NONE
                                          --------------------------------------
EXECUTIVE OFFICE:

21900 BURBANK BLVD., SUITE 270
--------------------------------------------
WOODLAND HILLS, CA 91367
--------------------------------------------
TELEPHONE: (818) 444-4100
--------------------------------------------
TELEFAX: (818) 444-4106
--------------------------------------------
E-MAIL:           @                 .com
        ---------- -----------------

LEGAL COUNSEL:      MURRAY MARKILES - AKIN GUMP STRAUSS                 Name
                  --------------------------------------------------
                    2029 CENTURY PARK EAST, SUITE 2400               Address
                  --------------------------------------------------
                    LOS ANGELES, CA 90067
                  --------------------------------------------------
                  (310)-   728-3233                                 Telephone
                         -------------------------------------------
                  (310)-   728-2233                                 Telefax
                         -------------------------------------------
                           MMARKLILES    @   AKINGUMP      .com      E-mail
                  -------------------------- --------------

CPA:                BRAD SCHRUPP - BDO SEIDMAN                       Name
                  --------------------------------------------------
                    1900 AVENUE OF THE STARS, 11TH FLOOR             Address
                  --------------------------------------------------
                    LOS ANGELES, CA 90067
                  --------------------------------------------------
                  (310)- 557-8220                                   Telephone
                         -------------------------------------------
                  (310)- 557-1777                                   Telefax
                         -------------------------------------------
                         BSCHRUPP           @BDO           .com      E-mail
                  -------------------------- --------------

INSURANCE AGENT:    IVAN ROSTOVSKY-MICHAEL EHRENFIELD COMPANY        Name
                  --------------------------------------------------
                    2655 CAMINO DEL RIO NORTH, SUITE 200             Address
                  --------------------------------------------------
                    SAN DIEGO, CA 92108
                  --------------------------------------------------
                  (619)- 683-9990                                   Telephone
                         -------------------------------------------
                  (619)- 683-9999                                   Telefax
                         -------------------------------------------
                                            @              .com      E-mail
                  -------------------------- --------------

BANKER (DEPOSITORY)   SEE ADDENDUM                                  Name
                  --------------------------------------------------
                                                                     Address
                  --------------------------------------------------

                  --------------------------------------------------
                  (   )-                                            Telephone
                         -------------------------------------------
                  (   )-                                            Telefax
                         -------------------------------------------
                                         @                 .com      E-mail
                  -------------------------- --------------

SHAREHOLDERS (AND
SHAREHOLDINGS):    SEE SHAREHOLDER PROFILE
                  -------------------------------------------------------------

EXECUTIVE OFFICERS:     COLIN DYNE                  President & Secretary
                  -----------------------------
                        RONDA SALLMEN                CFO
                  -----------------------------


LOCATION(S) OF                                         OWNED   LEASED/WAREHOUSED
COLLATERAL:         WOODLAND HILLS, CA                                  X
                  ------------------------------     --------  ----------------
                    AZTECA/COMMERCE                                     X
                  ------------------------------     --------  ----------------
                    MEXICO                                              X
                  ------------------------------     --------  ----------------

EXISTING LITIGATION:   NONE
                    -----------------------------------------------------------

SUBSIDIARIES (IF ANY):  A.G.S. HOLDINGS, LLC. - WHOLLY OWNED SUBSIDIARY OF
                        AGS HOLDINGS LLC.
                      ---------------------------------------------------------

EMPLOYEE BENEFIT PLAN(S):     N/A
                          -----------------------------------------------------

PATENTS, TRADEMARKS, SERVICE MARKS, AND COPYRIGHTS
OWNED BY BORROWER:

                        NONE


Accepted:                                   Approved:

"LENDER"                                    "BORROWER"

UPS CAPITAL GLOBAL TRADE                    TAG-IT PACIFIC, INC.
FINANCE CORPORATION

BY:  /S/ SANJEEN CHOPRA                     By:    /S/ COLIN DYNE
    ---------------------------------             -----------------------------
    Name:   SANJEEN CHOPRA                  Name:     COLIN DYNE
         ----------------------------             -----------------------------
    Title:  U.S. COUNTRY MGR.               Title:    CEO
         ----------------------------              ----------------------------


                                            TALON INTERNATIONAL, INC.

                                            By:     /S/ COLIN DYNE
                                                  -----------------------------
                                            Name:   COLIN DYNE
                                                  -----------------------------
                                            Title:  PRESIDENT
                                                  -----------------------------


                                            A.G.S. STATIONERY, INC.

                                            By:     /S/ COLIN DYNE
                                                  -----------------------------
                                            Name:   COLIN DYNE
                                                  -----------------------------
                                            Title:  PRESIDENT
                                                  -----------------------------


                                            TAG-IT, INC.

                                            By:     /S/ COLIN DYNE
                                                  -----------------------------
                                            Name:   COLIN DYNE
                                                  -----------------------------
                                            Title:  PRESIDENT
                                                  -----------------------------

                                  SCHEDULE "1"

                          BORROWER INFORMATION SCHEDULE

       [NOTE: IF MORE THAN ONE BORROWER EXISTS, COMPLETE ONE PER BORROWER]


NAME: TALON INTERNATIONAL, INC.
      --------------------------------------------------------------------------
HOME STATE:    DELAWARE
             -------------------------------------------------------------------
TAXPAYER ID (FEIN) NO.:  95-4821672
                       ---------------------------------------------------------
FISCAL YEAR ENDS:    12/31
                   -------------------------------------------------------------
"DOING BUSINESS" OR TRADE NAMES (IF ANY):      NONE
                                          --------------------------------------
EXECUTIVE OFFICE:

21900 BURBANK BLVD., SUITE 270
--------------------------------------------
WOODLAND HILLS, CA 91367
--------------------------------------------
TELEPHONE: (818) 444-4100
--------------------------------------------
TELEFAX: (818) 444-4106
--------------------------------------------
E-MAIL:           @                 .com
        ---------- -----------------

LEGAL COUNSEL:      MURRAY MARKILES - AKIN GUMP STRAUSS                 Name
                  --------------------------------------------------
                    2029 CENTURY PARK EAST, SUITE 2400               Address
                  --------------------------------------------------
                    LOS ANGELES, CA 90067
                  --------------------------------------------------
                  (310)-   728-3233                                 Telephone
                         -------------------------------------------
                  (310)-   728-2233                                 Telefax
                         -------------------------------------------
                           MMARKLILES    @   AKINGUMP      .com      E-mail
                  -------------------------- --------------

CPA:                BRAD SCHRUPP - BDO SEIDMAN                       Name
                  --------------------------------------------------
                    1900 AVENUE OF THE STARS, 11TH FLOOR             Address
                  --------------------------------------------------
                    LOS ANGELES, CA 90067
                  --------------------------------------------------
                  (310)- 557-8220                                   Telephone
                         -------------------------------------------
                  (310)- 557-1777                                   Telefax
                         -------------------------------------------
                         BSCHRUPP           @BDO           .com      E-mail
                  -------------------------- --------------

INSURANCE AGENT:    IVAN ROSTOVSKY-MICHAEL EHRENFIELD COMPANY        Name
                  --------------------------------------------------
                    2655 CAMINO DEL RIO NORTH, SUITE 200             Address
                  --------------------------------------------------
                    SAN DIEGO, CA 92108
                  --------------------------------------------------
                  (619)- 683-9990                                   Telephone
                         -------------------------------------------
                  (619)- 683-9999                                   Telefax
                         -------------------------------------------
                                            @              .com      E-mail
                  -------------------------- --------------

BANKER (DEPOSITORY)   NONE                                          Name
                  --------------------------------------------------
                                                                     Address
                  --------------------------------------------------

                  --------------------------------------------------
                  (   )-                                            Telephone
                         -------------------------------------------
                  (   )-                                            Telefax
                         -------------------------------------------
                                         @                 .com      E-mail
                  -------------------------- --------------

SHAREHOLDERS (AND
SHAREHOLDINGS):    SEE SHAREHOLDER PROFILE
                  -------------------------------------------------------------

EXECUTIVE OFFICERS:     COLIN DYNE                  President & Secretary
                  -----------------------------
                        RONDA SALLMEN                CFO
                  -----------------------------


LOCATION(S) OF                                         OWNED   LEASED/WAREHOUSED
COLLATERAL:         FLORIDA                                             X
                  ------------------------------     --------  ----------------
                    TEXAS                                               X
                  ------------------------------     --------  ----------------

EXISTING LITIGATION:   NONE
                    -----------------------------------------------------------

SUBSIDIARIES (IF ANY):  TAG-IT PACIFIC, INC. - WHOLLY OWNED SUBSIDIARY OF
                        TAG-IT PACIFIC, INC.
                      ---------------------------------------------------------

EMPLOYEE BENEFIT PLAN(S):     N/A
                          -----------------------------------------------------

PATENTS, TRADEMARKS, SERVICE MARKS, AND COPYRIGHTS
OWNED BY BORROWER:

                        NONE


Accepted:                                   Approved:

"LENDER"                                    "BORROWER"

UPS CAPITAL GLOBAL TRADE                    TAG-IT PACIFIC, INC.
FINANCE CORPORATION

BY:  /S/ SANJEEN CHOPRA                     By:    /S/ COLIN DYNE
    ---------------------------------             -----------------------------
    Name:   SANJEEN CHOPRA                  Name:     COLIN DYNE
         ----------------------------             -----------------------------
    Title:  U.S. COUNTRY MGR.               Title:    CEO
         ----------------------------              ----------------------------


                                            TALON INTERNATIONAL, INC.

                                            By:     /S/ COLIN DYNE
                                                  -----------------------------
                                            Name:   COLIN DYNE
                                                  -----------------------------
                                            Title:  PRESIDENT
                                                  -----------------------------


                                            A.G.S. STATIONERY, INC.

                                            By:     /S/ COLIN DYNE
                                                  -----------------------------
                                            Name:   COLIN DYNE
                                                  -----------------------------
                                            Title:  PRESIDENT
                                                  -----------------------------


                                            TAG-IT, INC.

                                            By:     /S/ COLIN DYNE
                                                  -----------------------------
                                            Name:   COLIN DYNE
                                                  -----------------------------
                                            Title:  PRESIDENT
                                                  -----------------------------

                                  SCHEDULE "2"

                            TRANSACTION DATA SCHEDULE


CLOSING DATE:       May 30, 2001

BORROWER(S):        Tag-It Pacific, Inc., a Delaware corporation ET AL.


BORROWING BASE:

                    A sum determined by adding (i) an amount equal to eighty-five percent (85%), or such lesser or greater percentage which Lender may elect to establish from time to time by at least ten (10) days' advance written notice to Borrower in its good faith discretion, of the net dollar amount of Eligible Accounts as at the date of determination to (ii) an amount equal to fifty percent (50%), or such lesser or greater percentage which Lender may elect to establish from time to time by at least ten (10) days' advance written notice to Borrower in its good faith discretion, of the dollar amount of the Eligible Inventory, valued at the lower of its Booked Cost or market value, at the date of determination, not to exceed, in any event, as to Eligible Inventory, the LESSER of (A) $10,000,000 or (B) then current borrowing availability under the Line of Credit determined by reference to Eligible Accounts without regard to Eligible Inventory. Lender shall also be entitled to impose such reserves against the Borrowing Base and borrowing availability under the Line of Credit as it may elect from time to time in its good faith discretion, by at least ten (10) days' advance written notice to Borrower. As used herein.

                    "ELIGIBLE ACCOUNTS" shall mean that portion of Borrower's Accounts Receivable Collateral consisting of trade accounts receivable actually billed in U.S. Dollars to, and owing to Borrower by, its Account Debtors in the ordinary course of its business, EXCLUDING, HOWEVER, in any event, any such account: (i) with respect to which any portion thereof is more than sixty (60) days past due date or more than one hundred twenty (120) days past invoice date; (ii) which is owing by any Affiliate of Borrower (except for Excluded Affiliates); (iii) which is owing by any Account Debtor having twenty-five percent (25%) or more in face value of its then existing accounts with Borrower ineligible hereunder pursuant to the operation and effect of clause (i) above; (iv) which arises from any contract on which Borrower's performance is assured by a performance, completion or other bond; (v) constituting retainage which has been withheld from Borrower pending contract completion, to the extent thereof; (vi) constituting a service, warranty or similar charge, to the extent thereof; (vii) which is evidenced by a promissory note, other instrument or chattel paper; (viii) which represents an accord and satisfaction in respect of any prior account receivable; (ix) the assignment of which is subject to any requirements set forth in the Assignment of Claims Act (unless and except to the extent that Borrower has complied therewith to Lender's satisfaction); (x) which does not conform in any respect to the warranties and representations set forth in the Loan Documents in respect of Accounts Receivable Collateral; (xi) which is owing by any Account Debtor whose accounts in face amount with Borrower exceed twenty-five percent (25%) of Borrower's Eligible Accounts, but only to the extent of such excess; PROVIDED, however, that, notwithstanding the foregoing, for Tarrant Apparel, the concentration limit shall be increased to 40%, initially, reducing to 35% on January 1, 2002, and reducing (and remaining at) 25% on January 1, 2003; (xii) which is owing by, billed to or paid by any Account Debtor not located in the United States of America; unless and except to the extent that it is (A) backed by a letter of credit issued to Borrower as beneficiary by or through a bank which is acceptable to Lender or (B) is insured under a policy of credit insurance acceptable to Lender; (xiii) as to which a duly perfected, first priority security interest does not exist at any time in favor of Lender; (xiv) as to which any counterclaim, defense, setoff, deduction or contra-account exists, to the extent thereof; or (xv) which has otherwise been determined by Lender in its good faith discretion not to be an "Eligible Account" for purposes hereof.

                    "ELIGIBLE INVENTORY" shall mean that portion of the Inventory Collateral consisting of new, saleable finished goods inventory of Borrower, which (i) is at all times subject to a duly perfected, first priority security interest in favor of Lender; (ii) is in good and saleable condition; (iii) is not on consignment from, or subject to, any repurchase agreement with any supplier which prohibits Lender's Lien thereon; (iv) does not constitute returned, repossessed, damaged or slow-moving (>365 days) goods; (v) conforms in all respects to the warranties and representations set forth in the Loan Documents in respect of Inventory Collateral; (vi) is not subject to a negotiable document of title (unless issued or endorsed to Lender);
                    (vii) is not subject to any license or other agreement that limits or restricts Borrower's or Lender's right to sell or otherwise dispose of such inventory; (it being recognized that inventory bearing the "Talon" brand shall not be rendered ineligible by virtue of this clause alone); (viii) is located only at a Collateral Location within the United States with respect to which, if leased by Borrower, Lender has received from the landlord at such location a Landlord's Agreement; and (ix) which has not otherwise been determined by Lender in its good faith discretion to be excluded from "Eligible Inventory" for purposes hereof.

INITIAL TERM:       Three (3) years


MAXIMUM AMOUNT:     $20,000,000


APPLICABLE MARGIN:  Two percent (2%) per annum


FEES:               Borrower shall pay the following fees to Lender:

                   (a) LOAN ORIGINATION FEE. On the Closing Date, a fully earned, non-refundable, one-time loan origination fee of $50,000.

                   (b) ANNUAL LOAN FEE. Annually on each anniversary of the Closing Date, a fully earned, non-refundable loan fee equal to .125% of the Maximum Amount.

                   (c) NON-USAGE FEE. Quarterly, on the first day of each calendar quarter, commencing on the first of such dates following the Closing Date, Borrower shall pay to Lender a fee equal to (x) .375% per annum, TIMES (y) the difference between (A) the Maximum Amount, and (B) the aggregate amount of outstanding Advances, determined on a daily average basis for the immediately preceding calendar quarter (or portion thereof, as the case may be).

                   (d) EARLY TERMINATION FEE. If the Agreement is terminated prior to the Termination Date, there shall be due and payable to Lender upon such termination occurring, as liquidated damages for the loss of its bargain and not as a penalty, a sum equal to the product of (i) the Maximum Amount, multiplied by (ii) a percentage, equal to (A) three percent (3%), if the early termination occurs on or before the first anniversary of the Closing Date, (B) two percent (2%), if the early termination occurs after the first anniversary of the Closing Date, but on or before the second anniversary of the Closing Date, and (C) one percent (1%), if the early termination occurs after the second anniversary of the Closing Date, but before the third anniversary of the Closing Date.

                   (e) AUDIT FEES. With respect to field audits conducted by Lender pursuant to Section 10.3, based on a ninety (90) day audit cycle (which may be increased, in Lender's discretion, whenever an Event of Default exists), Borrower shall reimburse Lender on demand the sum of $750 per day plus out-of-pocket expenses.

                    (f) MISCELLANEOUS FEES. Borrower shall also reimburse Lender for returned item fees and bank service charges levied by any financial institution on Lender in connection with remittances made or received in furtherance hereof, plus a $25 handling fee. Wire transfer fees incurred by Lender in such regards shall also be reimbursed at no less than $25 per wire.


COLLECTION DAYS:    Three (3) Business Days


FINANCIAL COVENANTS. Borrower covenants to Lender that, from and after the date hereof and so long as any amount remains on account of any of the Obligations or the Agreement remains effective (whichever is the last to occur), it will comply with the financial covenants set forth below, which are herewith incorporated by reference into Article 7 of the Agreement:

                     (a) MINIMUM NET WORTH. Borrower shall have a minimum Net Worth of at least (i) $13,000,000, on December 31, 2001; (ii) $13,750,000, on
December 31, 2002; and (iii) $14,250,000 on December 31, 2003 and each succeeding December 31. As used herein, "NET WORTH" shall mean Borrower's book net worth, determined on a consolidated basis for Borrower and its Consolidated Subsidiaries in accordance with GAAP, by subtracting total liabilities from total assets, with inventory calculated on a FIFO basis.

                     (b) CAPITAL EXPENDITURES. Borrower shall not expend, in Capital Expenditures, (i) more than $100,000, for any one such expenditure (or series of related expenditures) or (ii) more than $300,000, in the aggregate, for all such expenditures in any one Fiscal Quarter; PROVIDED, HOWEVER, that, in addition to the foregoing, during the one (1) year period following the Closing Date Borrower may expend up to $1,000,000 in additional Capital Expenditures related to its development of certain management information system enhancements. As used herein, "CAPITAL EXPENDITURES" shall mean all expenditures made in respect of the cost of any fixed asset or improvement, or replacement, substitution, or addition thereto, having a useful life of more than one (1) year, including, without limitation, those arising in connection with the direct or indirect acquisition of such assets by way of increased product or service charges or offset items or in connection with Capital Leases. "CAPITAL LEASES" shall mean any leases of Property than, in accordance with GAAP, should be reflected as liabilities on the balance sheet of a Person.

                     (c) FIXED CHARGE COVERAGE RATIO. At the end of each Fiscal Quarter, beginning with the Fiscal Quarter ending June 30, 2001, the Borrower shall maintain a Fixed Charge Coverage Ratio (as defined below) of not less than 1.5:1. As used herein, "FIXED CHARGE COVERAGE RATIO" shall be defined as (i) EBITDA (as defined hereinbelow) DIVIDED by (ii) Fixed Charges (as defined hereinbelow). Where: (i) "EBITDA" means net income of Borrower and its Consolidated Subsidiaries, determined in accordance with GAAP, for each period of four (4) trailing Fiscal Quarters (excluding from such determination any extraordinary gains or losses) PLUS, to the extent deducted from revenue in determining such net income amount, the following: interest expense, taxes, depreciation and amortization; and where (ii) FIXED CHARGES means, for the corresponding fiscal period, interest expense (including interest on Subordinated Debt), PLUS the current maturities of long-term Debt (including payments on Capital Leases but excluding principal reductions in Subordinated
Debt) PLUS any dividends or distributions on Equity Interests.

                     (d) EXCESS BORROWING AVAILABILITY. On the Closing Date, and for thirty (30) days thereafter or until Lender completes its initial audit, whichever is sooner (the "Initial Excess Availability Period"), Borrower shall have excess borrowing availability, as determined by Lender from review of outstanding Borrowings and the Borrowing Base Requirement in place at the Closing Date equal to not less than ten percent (10%) of outstanding Borrowings at the Closing Date, excluding the amount of the Equipment Draw. Following the Initial Excess Availability Period, and up until such date as the Borrower refinances all or part of the Equipment Draw, the Borrower shall maintain excess availability equal to the portion of such Equipment Draw not previously refinanced. It is understood by the Borrower that the repayment to Lender for such Equipment Draw, whether made through a single or multiple refinancings, and regardless of the time period in which such Equipment Draw is refinanced in total, will be equal to the full amount of such Equipment Draw on the Closing Date. During the 30 day period following the Closing Date, Borrower shall pay Lender a one-time fee of $15,000.

ADDITIONAL CONDITIONS
PRECEDENT:

                    Lender also shall have received the following from the
                    Borrower:

                     (a) Subordination Agreements, duly executed by Monto Holdings Pty. Ltd., Mark Dyne, Colin Dyne and the Estate of Harold Dyne.

                     (b) Stock Certificates evidencing ownership in all direct and indirect subsidiaries of Tag-It Pacific, Inc. (limited, in the case of Foreign Subsidiaries, to 65% of the issued and outstanding shares of each class of stock (or other Equity Interests) of such Foreign Subsidiary);

                     (c) completed background checks on Borrower's executive officers satisfactory to Lender;

                     (d) a no-offset letter from Tarrant Apparel in form and substance substantially similar to Exhibit "A" attached hereto or otherwise satisfactory to Lender.

                     (e) a Subordination Agreement from GICI in respect of the GICI Debt, which may be in the form previously executed by GICI in favor of Sanwa Bank, if accompanied by Borrower's letter of confirmation in such regard, to be substantially in the form of Exhibit "B" to this Schedule.

Accepted:                                   Approved:

"LENDER"                                    "BORROWER"

UPS CAPITAL GLOBAL TRADE                    TAG-IT PACIFIC, INC.
FINANCE CORPORATION

BY:  /S/ SANJEEN CHOPRA                     By:    /S/ COLIN DYNE
    ---------------------------------             -----------------------------
    Name:   SANJEEN CHOPRA                  Name:     COLIN DYNE
         ----------------------------             -----------------------------
    Title:  U.S. COUNTRY MGR.               Title:    PRESIDENT
         ----------------------------              ----------------------------


                                            TAG-IT, INC.

                                            By:     /S/ COLIN DYNE
                                                  -----------------------------
                                            Name:   COLIN DYNE
                                                  -----------------------------
                                            Title:  PRESIDENT
                                                  -----------------------------


                                            TALON INTERNATIONAL, INC.

                                            By:     /S/ COLIN DYNE
                                                  -----------------------------
                                            Name:   COLIN DYNE
                                                  -----------------------------
                                            Title:  PRESIDENT
                                                  -----------------------------


                                            A.G.S. HOLDINGS, LLC

                                            By:     /S/ COLIN DYNE
                                                  -----------------------------
                                            Name:   COLIN DYNE
                                                  -----------------------------
                                            Title:  MANAGER
                                                  -----------------------------


                                            A.G.S. STATIONERY, INC.

                                            By:     /S/ COLIN DYNE
                                                  -----------------------------
                                            Name:   COLIN DYNE
                                                  -----------------------------
                                            Title:  PRESIDENT
                                                  -----------------------------

Rider Schedule 2:

On the Closing Date, and for thirty (30) days thereafter or until Lender completes its initial audit, whichever is sooner (the "Initial Excess Availability Period"), Borrower shall have excess borrowing availability, as determined by Lender from review of outstanding Borrowings and the Borrowing Base Requirement in place at the Closing Date equal to not less than ten percent (10%) of the outstanding Borrowings at the Closing Date, excluding the amount of the Equipment Draw. Following the Initial Excess Availability Period, and up until such date as the Borrower refinances all or part of the Equipment Draw, the Borrower shall maintain excess availability equal to the portion of such Equipment Draw not previously refinanced. It is understood by the Borrower that the repayment to Lender for such Equipment Draw, whether made through a single or multiple refinancings, and regardless of the time period in which such Equipment Draw is refinanced in total, will be equal to the full amount of such Equipment Draw on the Closing Date. During the 30 day period following the Closing Date, Borrower shall pay Lender a one-time fee of $15,000.

                                 EXHIBIT "A" TO
                                  SCHEDULE "2"

                                NO OFFSET LETTER



                                                                 May 30, 2001

UPS Capital Global
Trade Finance Corporation
35 Glenlake Parkway
Suite 360
Atlanta, Georgia  30328

Ladies and Gentlemen:

         We understand that you have proposed to extend credit or other financial accommodations to Tag-It Pacific, Inc. and its subsidiaries (collectively, the "Company"), upon the security of (among other assets) the Company's inventory and accounts receivables, including accounts receivable owing by ourselves to the Company (the "Tarrant Accounts"). The Company is affiliated with us by common equity ownership.

         As an inducement to your extending credit or other financial accommodations to the Company upon such security, we agree that, so long as any such financial accommodations remain outstanding, we will not impose as against our payment obligations in respect of the Tarrant Accounts any right of setoff, counterclaim, defense or objection we may have, whether now existing or arising in the future, based on any debt, liability or obligation of the Company to us not arising from the sale (or sales) which give rise to the Tarrant Accounts, such as, but not limited to, (i) any intercompany loan or advance made by us to the Company, (ii) any account payable of the Company to us arising from our provision of goods or services to it, and (iii) any claim assigned to us by any other of our affiliates.

         We recognize that you will rely on this letter in extending credit to the Company.

                                   Sincerely,

                                   Tarrant Apparel Company


                                   By:
                                          -------------------------------------
                                          Authorized Officer

                                   Name:  GERARD GUEZ
                                          -------------------------------------
                                   Title: CEO
                                          -------------------------------------

                                 EXHIBIT "B" TO
                                  SCHEDULE "2"

                             LETTER OF CONFIRMATION



                                                                  May 30, 2001


UPS Capital Global
Trade Finance Corporation
35 Glenlake Parkway
Suite 360
Atlanta, GA  30328

Ladies and Gentlemen:

         We refer to the Loan and Security Agreement, dated of even date herewith, among you, us and our subsidiaries (the "Loan Agreement"). Capitalized terms used herein, but not expressly defined herein, shall have the meanings given to such terms in the Loan Agreement.

         Pursuant to the Loan Agreement, a condition precedent to your extension of credit thereunder is that Borrower obtain a Subordination Agreement from GICI with respect to the GICI Debt. We have presented you with a letter agreement, back dated to September 30, 2000, which we have obtained from GICI in order to meet the foregoing condition. A copy of that letter is attached hereto as EXHIBIT "A" (and is called below the "GICI Letter"). We have requested that you consider the GICI Letter to operate as a Subordination Agreement. You have agreed to do so, and to rely thereon in extending Credit to us, on the understanding, based on our discussions with you, that, notwithstanding the due date for payment of the GICI Debt set forth in the GICI Letter; I.E., April 1, 2002, consistent with the other terms of the GICI Letter, Borrower will not pay, and GICI will not take action to receive payment for, any GICI Debt, until all Obligations owing to you have been paid in full, which GICI understands may, and likely will, be after April 1, 2002 (and could extend for up to three years or more from the date of this letter). By this letter, we confirm that understanding.

                                                     Tag-It Pacific, Inc.,
                                                     as Borrowers Agent


                                                     By:
                                                         ----------------------
                                                         Colin Dyne, President

                                  SCHEDULE "3"

                             SANWA LIENS/SANWA DEBT


APPROVED:                                 APPROVED:

UPS CAPITAL GLOBAL TRADE                  TAG-IT PACIFIC, INC.,
FINANCE CORPORATION                       BORROWER AGENT


By:   /S/ SANJEEN CHOPRA                  By:   /S/ COLIN DYNE
      -----------------------------           ---------------------------------
      Name:  Sanjeen Chopra                   Name:  Colin Dyne
      Title:  U.S. Country Manager            Title:  President

  VENDOR                     DESCRIPTION                 INVOICE #        CHECK #       CHECK DATE         AMOUNT      AMOUNT @ 80%
2000 Cut Rate           Office furniture                      7122         18612        12/13/1999        8,215.60       6,572.48
AC City                 Shelving racks                       25059          wire         6/28/1999       16,443.00      13,154.40
Attorney's Software     Printer                              28385         17307         8/26/1999        3,790.00       3.032.00
Attorney's Software     Server components                    28342         17307         8/26/1999        2,550.00       2,040.00
Attorney's Software     PC Monitor                           28480         18148         11/3/1999          799.00         639.20
Attorney's Software     Server firewall                      28700         18148         11/3/1999        1,495.00       1,196.00
Coast to Coast          Photocopier                         180832         16530         6/11/1999        5,000.00       4,000.00
Fred Labeling           Stamp machine                        15840         16609         6/30/1999       15,000.00      12,000.00
Mifran-Boman            Forklift                             46210          visa          8/6/1999        7,500.00       6,000.00
Mifran-Boman            Forklift                             46054         16533         6/30/1999        7,150.00       5,720.00
Mifran-Boman            Forklift                             11280         16307         6/16/1999          500.00         400.00
Northern Steel          Shelving racks                         708         17034         8/11/1999       10,385.70       8,308.56
Pessani                 Button/rivet machines                  247         18266        11/15/1999        8,796.00       7,036.80
Pessani                 Rivet conversion kits                26067         17700         9/24/1999       60,000.00      48,000.00
Pessani                 Rivet machines                         245         16672         7/12/1999       25,151.50      20,121.20
Pessani                 Button/rivet machines              various         18607         1/15/2000       84,242.35      67,393.88
Pessani                 Button/rivet machines                  284         18561        12/10/1999       24,302.12      19,441.70
Pessani                 Button/rivet machines                   50         18607         1/15/2000       55,757.55      44,606.04
Pessani                 Button/rivet machines                  402         18561        12/10/1999       55,757.55      44.606.04
Weightronix             Weight scales                      various          visa           no date       12,261.25       9,809.00
Wilson Reconditioning   Reconditioning vacuum systems        23927         15329         3/11/1999        5,410.00       4,328.00
Wilson Reconditioning   Reconditioning vacuum systems       23927B         16153          6/2/1999       48,690.00      38,952.00
MBS, Inc.               Printing equipment                   27467          visa        11/30/1999       23,750.00      19,000.00
                        2000 Cut Rate                           --        000102         2/23/2000        1,669.42       1,335.54
                        2000 Cut Rate                           --        000176         4/11/2000        2,762.07       2,209.66
                        2000 Cut Rate                         7083            --          1/6/2000          245.42         196.34
                        2000 Cut Rate                         7149            --          1/6/2000          813.16         650.53
                        2000 Cut Rate                         7152            --          1/6/2000          128.82         103.06
                        2000 Cut Rate                         7222            --          1/6/2000          453.57         362.86
                        Attorney Software                    29306            --         1/31/2000        1,747.08       1,397.66
                        Attorney Software                    29307            --         1/31/2000        7,541.07       6,032.86
                        Buy Com, Inc.                           --        000106         2/24/2000        2,601.27       2,132.60
                        Buy Com, Inc.                      5750647            --         6/30/2000        2,665.75       2,132.60
                        Cyberian Outpost                        --        000131         3/16/2000        3,799.90       3,039.92




                        DELL Marketing                          --        000071          2/4/2000        1,391.02       1,112.82
                        DELL Marketing                          --        000071          2/4/2000        1,582,63       1,266.10
                        DELL Marketing                          --        000071          2/4/2000        1,890.04       1,512.03
                        DELL Marketing                          --        000107         2/24/2000        1,391.01       1,112.81
                        DELL Marketing                          --        000107         2/24/2000        1,446.22       1,156.98
                        DELL Marketing                          --        000196         4/20/2000        1,545.83       1,236.66
                        DELL Marketing                          --        000244         5/31/2000       24,337.85       9,470.28
                        DELL Marketing                   320852403            --         1/19/2000        1,510.06       1,208.05
                        DELL Marketing                   385383575            --         6/30/2000        4,272.64       3,418.11
                        DELL Marketing                   389829177            --         6/30/2000        3.793.09       3,034.47
                        DELL Marketing                   389832510            --         6/30/2000        3,803.94       3,043.15
                        DELL Marketing                   389835778            --         6/30/2000        3,815.85       3,052.68
                        Interface Systems                 20004828                       6/30/2000        1,938.00       1,550.40
                        Projector Zone                      011200            --         1/19/2000        3,995.00       3,196.00
                        Royce Digital Systems                50377            --         4/28/2000        2,290.04       1,832.03
                        RSI ID Technologies               20000570            --         1/26/2000        1,509.68       1,207.74
                        Talon Inc.                              --            --         6/30/2000       69,200.00      55,360.00
                        TI-0416 Reclass Royce Printer           --            --         4/30/2000       27,758.00      22,206.40
                        Total Solutions                         12            --         5/31/2000        2,695.59       2,127.67
                        Total Solutions                         15            --         6/12/2000        9,643.90       7,715.12
                        Total Solutions                    2341683            --         5/25/2000       10,000.00       8,000.00
                        Total Solutions                          6            --         4/27/2000        4,355.24       3,484.19
                        Uniteck Computers                       --        000233         5/25/2000        3,678.34       2,942.67
                                                                                                        ----------     ----------
                                                                                                        695,182.12     556,145.70
                                                                                                        ==========     ==========

                                  SCHEDULE "4"

                          SUBORDINATED DEBT AT CLOSING




                             See Attached Exhibit A




APPROVED:                                     APPROVED:

UPS CAPITAL GLOBAL TRADE                      TAG-IT PACIFIC, INC.,
FINANCE CORPORATION                           BORROWER AGENT



By: /S/ SANJEEN CHOPRA                        By:  /S/ COLIN DYNE
   ------------------------------                ------------------------------
     Name: Sanjeen Chopra                        Name:  Colin Dyne
     Title: U.S. Country Mgr.                    Title:    President

                                  EXHIBIT "A"

Subordinated Debt Schedule:

                                                         Principal at
         Lender                  Interest Rate             12/31/00               Repayment Date
---------------------------      -----------------     ------------------         ------------------
Mark Dyne                                    7.5%                 19,313                   On demand
                                             7.0%                 77,684            January 31, 2000
                                            11.0%                513,750               See documents

Estate of Harold Dyne                       10.0%                 19,333                   On demand
                                                                  13,522                   On demand
                                                                     735                   On demand

Monto Holdings                              10.0%                162,857                   On demand
                                                             (started at
                                                               $124,626)

Colin Dyne                                  11.0%                 35,500                   On demand
                                                                 149,500                   On demand

GICISA                                         --              2,830,024                  April 2002

----------------------------------------------------------------------------------------------------

Mark Dyne                                           9/00 note:  $513,750
                                                    Other debt:  $96,997
                                                        Total:  $610,747

Estate of Harold Dyne                                    Total:  $33,590

Monto Holdings                                          Total:  $162,857

Colin Dyne                                              Total:  $185,000

GICISA                                                Total:  $2,830,024

                                  SCHEDULE "5"

                               EXCLUDED AFFILIATES

1.      Tarrant Apparel Group (and its affiliates)

2.      Azteca Productions, Inc. (and its affiliates)

3.      Grupo Industrial Cierres Ideal S.A. de C.V. (and its affiliates)




APPROVED:                                   APPROVED:

UPS CAPITAL GLOBAL TRADE                    TAG-IT PACIFIC, INC.,
FINANCE CORPORATION                         BORROWER AGENT

By: /S/ SANJEEN CHOPRA                        By:  /S/ COLIN DYNE
   ------------------------------                ------------------------------
     Name: Sanjeen Chopra                        Name:  Colin Dyne
     Title: U.S. Country Mgr.                    Title:    President

                                 SCHEDULE "6"

                               EXISTING GUARANTIES


1. Guaranty Agreement dated as of January 30, 2001, in favor of East Asia Heller Limited.

2. Guaranty Agreement dated as of January 30, 2001, in favor of GE Capital (Hong
Kong) Ltd.

3. Guaranty Agreement dated as of October 4, 2000, by A.G.S. Stationery, Inc. in favor of Mark Dyne.

4. Guaranty Agreement dated as of October 4, 2000, by Tag-It, Inc. in favor of Mark Dyne.

5. Guaranty Agreement dated as of October 4, 2000, by Talon International, Inc. in favor of Mark Dyne.



APPROVED:                                   APPROVED:

UPS CAPITAL GLOBAL TRADE                    TAG-IT PACIFIC, INC.,
FINANCE CORPORATION                         BORROWER AGENT

By: /S/ SANJEEN CHOPRA                        By:  /S/ COLIN DYNE
   ------------------------------                ------------------------------
     Name: Sanjeen Chopra                        Name:  Colin Dyne
     Title: U.S. Country Mgr.                    Title:    President

                                  SCHEDULE "7"

                                   OTHER DEBT


1. Receivables Purchase Agreement dated as of January 30, 2001, by and between Tag-It Pacific Limited and East Asia Heller Limited

2. Sale Contract dated as of January 30, 2001, by and between Tag-It Pacific Limited and GE Capital (Hong Kong) Ltd.



APPROVED:                                   APPROVED:

UPS CAPITAL GLOBAL TRADE                    TAG-IT PACIFIC, INC.,
FINANCE CORPORATION                         BORROWER AGENT

By: /S/ SANJEEN CHOPRA                        By:  /S/ COLIN DYNE
   ------------------------------                ------------------------------
     Name: Sanjeen Chopra                        Name:  Colin Dyne
     Title: U.S. Country Mgr.                    Title:    President

                             LETTER OF CREDIT RIDER


     This Rider (the "RIDER") is incorporated by reference into and made an integral part of that certain Loan and Security Agreement, dated May ___, 2001 (as modified hereby, and as otherwise modified or amended from time to time, called the "LOAN AGREEMENT"), made between TAG-IT PACIFIC, INC., a Delaware corporation, TAG-IT, INC., a California corporation, TALON INTERNATIONAL, INC., a Delaware corporation, A.G.S. Holdings, LLC, a California limited liability company; and A.G.S. STATIONERY, INC., a California corporation (collectively, "BORROWER") and UPS Capital Global Trade Finance Corporation ("LENDER").

     1. DEFINED TERMS. Capitalized terms used hereinbelow, but not expressly defined hereinbelow, shall have the meanings given to such terms in the Loan Agreement.

     2. LETTERS OF CREDIT. Borrower has proposed that the Line of Credit be utilized from time to time, at Borrower's request, to support the issuance of one or more letters of credit for the account of Borrower (each, a "LETTER OF CREDIT," and, collectively, "LETTERS OF CREDIT"), either by Lender's making (or joining with Borrower in making) application to the issuer(s) of such Letters of Credit (the "ISSUERS" or an "ISSUER") therefor, or otherwise by Lender's issuance of a risk participation or similar agreement in favor of the Issuer(s) in regard thereto (the foregoing herein called, generally, a "RISK PARTICIPATION ARRANGEMENT"). Lender has agreed to such proposal, SUBJECT, HOWEVER, to the following terms, covenants and conditions:

     A. NOTICE. Borrower shall give Lender at least five (5) Business Days advance written notice of Borrower's request that Lender enter into a Risk Participation Arrangement (a "RISK PARTICIPATION REQUEST") specifying the face amount of the underlying Letter of Credit, its issuer, its expiry date, its beneficiary and its purpose; e.g., whether "commercial" or "standby."

     B. ACCEPTANCE OF RISK PARTICIPATION. Lender may accept or reject any Risk Participation Request. Without limitation of the foregoing, no Risk Participation Request will be accepted if:

     (i) any Default Condition or Event of Default then exists;

     (ii) the face amount of the Letter of Credit specified in the Risk Participation Request, when added to all Advances then outstanding, would cause the Margin Requirement to be exceeded;

     (iii) the expiry date of the Letter of Credit specified in the Risk Participation Request exceeds the EARLIER of: (i) one (1) year, or (ii) the Termination Date;

     (iv) the face amount of the Letter of Credit specified in the Risk Participation Request, when aggregated with the face amounts of all Letters of Credit for which Risk Participation Arrangements are then outstanding, exceeds $3,000,000, or such lesser or greater sum as Lender may establish or accept from time to time as an absolute limit on Letters of Credit issued pursuant hereto;

     (v) the Issuer has not been selected by, or approved by, Lender; or

     (vi) Lender and the Issuer are unable to reach agreement on the terms of the underlying Risk Participation Arrangement.

     C. ACCEPTED RISK PARTICIPATIONS. Once Lender has entered into any Risk Participation Arrangement with respect to a Letter of Credit, then:

          (i) pending its expiry, the face amount of such Letter of Credit (together with all other such Letters of Credit) shall be deemed an outstanding Advance for purposes of determining Borrower's ongoing compliance with the Margin Requirement; I.E., the amount thereof shall be charged against the Line of Credit;

          (ii) if Lender remits any payment to the Issuer in respect of such Letter of Credit, whether upon a drawing therefor, in settlement thereof or otherwise, the full amount of such payment shall be automatically charged as an Advance (whether or not an Event of Default then exists or would be caused thereby); and Lender shall reimburse itself from the proceeds thereof; or, if such Advance cannot be made; I.E., if the Line of Credit already has terminated, then, Borrower shall, on demand from Lender, reimburse Lender for the full amount of such payment (the foregoing herein called Borrower's "REIMBURSEMENT OBLIGATIONS").

     D. REIMBURSEMENT OBLIGATIONS. Borrower's Reimbursement Obligations arising from time to time hereunder shall:

          (i) be continuing, absolute and unconditional;

          (ii) constitute part of the Obligations and be secured by all Collateral;

          (iii) if not paid in full when due, either by the making of an Advance or otherwise, bear interest until fully paid at the Default Rate; and

          (iv) survive termination of the Line of Credit.

     E. CASH IMPOSTS. If any Default Condition or Event of Default exists at any time while any such Risk Participation Arrangement is in effect, Lender may require that cash equal in amount to 110% of the undrawn amount of each underlying Letter of Credit be posted with Lender by Borrower as additional Collateral for the payment of Borrower's Reimbursement Obligations in regard thereto; or, if Lender is then or thereafter enforcing its rights and remedies respecting Collateral, Lender may reserve from the proceeds thereof such cash in order to assure that the Reimbursement Obligations then outstanding shall be paid when due.

     F. LETTER OF CREDIT FEES. In consideration of Lender's entry into each Risk Participation Arrangement, Borrower shall pay to Lender during the tenor thereof
(i) a fee equal to two percent (2%) per annum of the average daily undrawn amount of each standby Letter of

Credit, which shall be payable monthly in arrears; and (ii) the following in respect of documentary Letters of Credit, shall include, but not be limited to:

         Issuance:         $125 per occurrence
         Amendment:        $125 per occurrence
         Examination/
         Negotiation:
                           Sight:  1/4%
                           Min.:    $125
                           Time:  .75 p.a.
                           Min.:    $125

The foregoing fees shall be in addition to any fees or charges which Lender pays to any Issuer in respect of each Letter of Credit, which shall also be reimbursed to Lender by Borrower, upon demand.

     G. INDEMNITY. Borrower shall indemnify and save Lender and hold Lender harmless from any loss, damage, cost or expense which Lender incurs in entering into, or performing under, any Risk Participation Arrangement.

     3. STATUS OF LOAN DOCUMENT. This Rider shall constitute a Loan Document and be governed and construed accordingly. In the event of any conflict between the terms of this Rider and the terms of the Loan Agreement, the terms of this Rider shall govern and control.

     Witness our hands as of the date first above written.


"LENDER"                                    "BORROWER"

UPS CAPITAL GLOBAL TRADE                    TAG-IT PACIFIC, INC.
FINANCE CORPORATION

BY:  /S/ SANJEEN CHOPRA                     By:    /S/ COLIN DYNE
    ---------------------------------             -----------------------------
    Name:   SANJEEN CHOPRA                  Name:     COLIN DYNE
         ----------------------------             -----------------------------
    Title:  U.S. COUNTRY MGR.               Title:    PRESIDENT
         ----------------------------              ----------------------------


                                            TAG-IT, INC.

                                            By:     /S/ COLIN DYNE
                                                  -----------------------------
                                            Name:   COLIN DYNE
                                                  -----------------------------
                                            Title:  PRESIDENT
                                                  -----------------------------


                                            TALON INTERNATIONAL, INC.

                                            By:     /S/ COLIN DYNE
                                                  -----------------------------
                                            Name:   COLIN DYNE
                                                  -----------------------------
                                            Title:  PRESIDENT
                                                  -----------------------------


                                            A.G.S. HOLDINGS, INC.

                                            By:     /S/ COLIN DYNE
                                                  -----------------------------
                                            Name:   COLIN DYNE
                                                  -----------------------------
                                            Title:  PRESIDENT
                                                  -----------------------------


                                            A.G.S. STATIONERY, INC.

                                            By:     /S/ COLIN DYNE
                                                  -----------------------------
                                            Name:   COLIN DYNE
                                                  -----------------------------
                                            Title:  PRESIDENT
                                                  -----------------------------